UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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AMERICAN EXPRESS COMPANY

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2016
AMERICAN EXPRESS COMPANY

PROXY STATEMENT

SECURITY COMMITMENT
SERVICE
TEAMWORK
INTEGRITY
COMMITMENT
SECURITY TEAMWORK
INTEGRITY
SECURITY
COMMITMENT
SERVICE
SERVIC
INTEGRITY SECURITY
SECURITY RESPEC
INTEGRITY TRUST
RESPECT TRUST SECURIT
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GRITY SECURITY
RUST COMMITMENT RESPECT
TEAMWORK TRUST
SERVICE TEAMWORK
INTEGRITY INTEGRITY
INTEGRITY
RESPECT SECURITY COMMIT
RESPECT SERVICE
SERVICE COMMI
NTEGRITY SECU
TEAM

TRUST INTEGRITY SPECT COMMITMENT SERVICE SECURITY INTEGRITY TRUST SERVICE SPECT
SECURITY SERVICE
INTEGRITY COMMITMENT TEAMWORK TRUST COMMITMENT TRUST SECURITY
TRUST TRUST

American Express Company
200 Vesey Street
New York, New York 10285

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN Monday, May 2, 2016 9:00 a.m. Eastern Time WHERE American Express Company 200 Vesey Street, 26th Floor New York, New York 10285 RECORD DATE Close of business on March 4, 2016	ITEMS OF BUSINESS
To vote on the following proposals:
	1.	Election of directors proposed by our Board of Directors for a term of one year, as set forth in this proxy statement

	2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016

	3.	Advisory resolution to approve executive compensation

	4.	Approval of the American Express Company 2016 Incentive Compensation Plan

	5.	Five shareholder proposals if properly presented at the meeting

	6.	Such other business that may properly come before the annual meeting

Carol V. Schwartz
Secretary
March 21, 2016

Important notice regarding the availability of proxy materials for the 2016 annual meeting to be held on May 2, 2016:

Our proxy statement and annual report are available online at http://ir.americanexpress.com*. We will mail to certain shareholders a notice of internet availability of proxy materials, which contains instructions on how to access these materials and vote online. We expect to mail this notice and to begin mailing our proxy materials on or about March 22, 2016.

*Web links throughout this document are provided for convenience only. Information from the American Express website is not incorporated by reference into this proxy statement.

2016 PROXY STATEMENT | 03

PROXY SUMMARY AND VOTING ROADMAP

We present below a summary of certain information in this proxy statement. Please review the complete proxy statement and annual report before you vote.

ITEM 1

ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

✓ The Board recommends a vote FOR each of these Director nominees

You are being asked to elect 13 directors. Each of our current directors is standing for reelection. The Board has also nominated Ralph de la Vega to stand for election. Each of the nominees is standing for election to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Detailed information about each nominee’s background, skills and expertise can be found starting on page 15.

				American Express Committees
Name	Age	Director Since	Other Public Boards	AC	CB	IT	NG	PR	R
Charlene Barshefsky	65	2001	The Estée Lauder Companies Inc.
Senior International Partner,			Starwood Hotels & Resorts Worldwide, Inc.			●		●
WilmerHale			Intel Corporation
Ursula M. Burns	57	2004	Exxon Mobil Corporation
Chairman and CEO,			Xerox Corporation		●				●
Xerox Corporation
Kenneth I. Chenault	64	1997	International Business Machines Corporation (IBM)
Chairman and CEO,			The Procter & Gamble Company
American Express Company
Peter Chernin	64	2006	Pandora Media, Inc.
Founder and CEO,			Twitter, Inc.		●		●
Chernin Entertainment, LLC
Ralph de la Vega	64
Vice Chairman of AT&T Inc. and
CEO of Business Solutions &
International, AT&T
Anne L. Lauvergeon	56	2013	Rio Tinto Plc
Chairman and Chief Executive Officer,			Airbus Group	●				●
A.L.P. SAS			Suez Environnement
Michael O. Leavitt	65	2015	HealthEquity, Inc.
Founder and Chairman,			Medtronic, Inc.	●		●
Leavitt Partners, LLC
Theodore J. Leonsis	60	2010	Groupon, Inc.
Chairman and CEO, Monumental						●		●
Sports & Entertainment, LLC
Richard C. Levin	68	2007
Chief Executive Officer,								●	●
Coursera
Samuel J. Palmisano	64	2013	Exxon Mobil Corporation
Former Chairman,					●		●
President and CEO, IBM
Daniel L. Vasella	62	2012	PepsiCo, Inc.
Honorary Chairman and Former			XBiotech	●			●		●
Chairman and CEO, Novartis AG
Robert D. Walter,	70	2002	Nordstrom, Inc.
Lead Independent Director			YUM! Brands, Inc.		●	●	●
Founder and Former Chairman and
CEO, Cardinal Health, Inc.
Ronald A. Williams	66	2007	The Boeing Company
Former Chairman and CEO,			Johnson & Johnson	●	●				●
Aetna, Inc.			Envision Healthcare

AC – Audit and Compliance	NG – Nominating and Governance	● – Member
CB – Compensation and Benefits	PR – Public Responsibility	● – Chair
IT – Innovation and Technology	R – Risk

04 | AMERICAN EXPRESS COMPANY

PROXY SUMMARY AND VOTING ROADMAP
Election of Directors for a Term of One Year

DIRECTOR ATTENDANCE

During 2015, our Board met 10 times and committees in the aggregate met 35 times. (The number of individual committee meetings is presented on pages 30 and 31.) All directors attended 75 percent or more of the meetings of the Board and Board committees on which they served in 2015.

All of our directors were present at the 2015 annual meeting. Our Board encourages all its members to attend the annual meetings but understands there may be situations that prevent such attendance.

BOARD HIGHLIGHTS

Upon election of the Board’s nominees at the annual meeting, the Board will have the following characteristics:

BOARD ORGANIZATION

Committee structures are in place to enable a deep focus on key areas such as oversight of risk management and compliance, the integrity of our financial statements and system of internal control over financial reporting, our executive compensation program and practices, our technology and data capabilities and digital innovation, our corporate governance and our public responsibility. The Board as a whole maintains its focus on the most impactful matters such as strategy development and execution, succession planning and evolving business developments.

BOARD EXPERTISE AND SKILLS

Experienced leaders with the right skills and business experience to provide sound judgment, critical viewpoints and guidance in an evolving environment

Core Business and Operating Expertise	Senior Management and Leadership Skills	Digital, Mobile and Technology Experience	Government, Legal and Public Policy Experience	Financial Literacy

Global Business Experience	Financial, Investment and M&A Experience	Public Company Governance Experience	Audit and Risk Oversight Experience	Brand and Marketing Expertise

2016 PROXY STATEMENT | 05

PROXY SUMMARY AND VOTING ROADMAP
Ratification of Appointment of PricewaterhouseCoopers LLP for 2016

MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS

In a non-contested election, directors are elected by a majority of “for” votes cast by shareholders. (A non-contested election is an election where the number of nominees is the same as the number of directors to be elected.) If a director receives a greater number of votes “against” than votes “for” his or her election, the director is required to immediately submit his or her resignation to the Board. The Board, excluding such individual, will decide whether or not to accept such resignation and will promptly disclose and explain its decision in a Form 8-K filed with the Securities and Exchange Commission (SEC).

In a contested election, the director nominees who receive the plurality of votes cast are elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the Board, regardless of whether they receive a majority of votes cast. An election is considered contested under our certificate of incorporation if there are more nominees than positions on the Board to be filled at the meeting of shareholders as of the fourteenth day prior to the date on which we file our definitive proxy statement with the SEC.

CORPORATE GOVERNANCE HIGHLIGHTS

✓	12 out of 13 of our director nominees are independent
✓	Strong lead independent director role
✓	Diverse board
✓	Regular board refreshment and mix of tenure of directors
✓	Non-management executive sessions led by lead independent director at each regular board meeting
✓	Board agenda includes multi-day strategy sessions
✓	Key management and rising talent reviewed at an annual talent review board meeting
✓	Risk aware culture overseen by a separate Risk Committee of the Board
✓	Annual election of directors
✓	Majority voting for directors
✓	25 percent of shareholders can call special meetings
✓	Active shareholder engagement
✓	Significant share ownership requirements for senior executives
✓	Annual board and committee performance evaluations
✓	Ongoing board succession planning
✓	Director access to experts and advisors, internal and external

ITEM 2

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP FOR 2016

✓ The Board recommends a vote FOR this item

The Audit and Compliance Committee reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016. We are asking you to ratify this appointment. PwC has been our independent auditor since 2005. Information about the committee’s appointment of PwC and PwC fees for 2015 and 2014 is presented on page 40.

One or more representatives of PwC will be present at the meeting and available to respond to appropriate questions.

06 | AMERICAN EXPRESS COMPANY

PROXY SUMMARY AND VOTING ROADMAP
Advisory Resolution to Approve Executive Compensation (Say on Pay)

ITEM 3

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

✓The Board recommends a vote FOR this item

We are asking you to approve on an advisory basis the compensation of American Express’ named executive officers. We believe that the compensation of our executive officers is aligned with performance, is sensitive to our share price, appropriately motivates and retains our executives and delivers pay which is strongly linked to company performance over time.

2015 PERFORMANCE

Our performance in 2015 reflected both the strength of our business and the headwinds we have been managing throughout the year. Results for the year benefited from healthy loan growth, strong card acquisitions, excellent credit performance, disciplined operating expense control and the benefits of our strong capital position. Despite these results, our billed business growth and revenue growth did not meet our expectations set at the start of the year, and our reported EPS was below our 2014 results. We were also challenged by several factors. First, the cumulative impact from the initial increased costs associated with early renewals of certain of our co-brand relationships and the end of our relationship with Costco in Canada negatively impacted our results. Second, the U.S. dollar continued to strengthen as the year progressed. Third, our decision to increase spending on growth initiatives for the year, consistent with the elevated levels of 2014, further pressured our 2015 earnings. Fourth, the economic, regulatory, and competitive environments all became even more challenging as the year progressed. Further information on our 2015 performance can be found on pages 46 and 47.

TOTAL DIRECT COMPENSATION (TDC) FOR OUR CEO FOR 2015 PERFORMANCE

In January 2016, after taking into account the company’s performance and evaluating Mr. Chenault’s leadership contributions, the Compensation and Benefits Committee (Compensation Committee) awarded Mr. Chenault TDC1 of $18,525,000 for performance year 2015, 26 percent lower than his 2014 TDC and 16 percent below target.

Within Mr. Chenault’s total TDC for performance year 2015:

●	Annual Incentive Award (AIA) was 51 percent below 2014 AIA and 40 percent below 2015 target AIA
●	AIA earned was paid in restricted stock units (RSUs) instead of cash and a portion of these RSUs are subject to retention requirements until after retirement
●	A significant portion (almost 89 percent) of Mr. Chenault’s 2015 TDC is deferred and tied to future performance
●	Therefore, Mr. Chenault’s realizable compensation could be lower or higher than TDC awarded depending on our future performance
●	The pay for performance linkage is illustrated on page 49 which shows that Mr. Chenault’s realizable compensation is about 29 percent lower than his TDC for the previous three performance years

CEO Total Direct Compensation Mix

Our Compensation Discussion and Analysis is on pages 43-59 and our Summary Compensation Table, other tables and narrative discussion are on pages 60-73.

(1)	Total Direct Compensation (TDC) is salary, Annual Incentive Award earned for the prior year, and long-term incentives granted that are tied to future performance.

2016 PROXY STATEMENT | 07

PROXY SUMMARY AND VOTING ROADMAP
Approval of the American Express Company 2016 Incentive Compensation Plan

ITEM 4

APPROVAL OF THE AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN

✓ The Board recommends a vote FOR this item

We are asking you to approve the American Express Company 2016 Incentive Compensation Plan (2016 Plan), which provides for the granting of short- and long-term equity and cash incentive compensation awards. The primary objective of the 2016 Plan is to promote shareholder value and the future success of American Express by providing appropriate retention and performance incentives to employees and other individuals.

SHARE REQUEST INFORMATION

As of the record date, approximately 30 million shares remain authorized for issuance and unused under the existing American Express Company 2007 Incentive Compensation Plan (2007 Plan). If approved by shareholders, the 2016 Plan will replace the 2007 Plan and no new awards will be granted under the 2007 Plan.

We are requesting 17.5 million shares to be authorized for issuance under the 2016 Plan. Based on our historical burn rate, we expect this share request to be sufficient for plan awards for up to the next five years. We believe both our historical burn rate and the size of our share request reflect responsible granting practices. In response to shareholder feedback, we have reduced the number of shares we are requesting (as compared to the 2007 Plan) so that we may return to shareholders and request approval for any additional shares we may need on a more frequent basis.

KEY HIGHLIGHTS

The 2016 Plan continues many of the good governance practices and features of the 2007 Plan but has been updated to reflect evolving practices and address feedback from shareholders. Set forth below are key features of the 2016 Plan:

●	Provides for a minimum one-year vesting period for all equity-based awards (subject to certain limited carve outs)
●	Limits the number of shares or cash amounts that can be awarded to an individual employee in a year
●	Limits the value of equity-based awards that can be granted to a non-employee director in a year
●	Provides for recycling of shares back to the plan pool only in the event of forfeiture or cancellation and otherwise prohibits recycling of shares
●	Prohibits direct or indirect repricing of underwater stock options without shareholder approval
●	Provides for double-trigger vesting on a change in control unless an acquirer does not assume outstanding awards
●	Provides the opportunity for awards to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code

Please see “Item 4” beginning on page 74 for a summary of the 2016 Plan. The full text of the 2016 Plan is attached to this proxy statement as Exhibit A.

08 | AMERICAN EXPRESS COMPANY

PROXY SUMMARY AND VOTING ROADMAP
Five Shareholder Proposals (If Properly Presented)

ITEMS 5-9

FIVE SHAREHOLDER PROPOSALS
(IF PROPERLY PRESENTED)

✗ The Board recommends a vote AGAINST each item

You will have the opportunity to vote on five shareholder proposals, if properly presented at the annual meeting. The text of these proposals, the proponents’ statements in support and our responses are set forth beginning on page 83.

2016 PROXY STATEMENT | 09

3		NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
4		PROXY SUMMARY AND VOTING ROADMAP
11-37		CORPORATE GOVERNANCE AT AMERICAN EXPRESS
	11	ITEM 1 Election of Directors for a Term of One Year
	11	Board Composition
	15	Our Director Nominees
	22	Our Board’s Independence
	22	Our Corporate Governance Framework
	24	Our Board’s Role and Responsibilities, Structure and Processes
	28	Shareholder Engagement
	30	Board Committees
	32	Compensation of Directors
	33	Director and Officer Liability Insurance
	34	Certain Relationships and Transactions
	36	Corporate Responsibility at American Express
38-41		AUDIT COMMITTEE MATTERS
	38	ITEM 2 Ratification of Appointment of Independent Registered Public Accounting Firm
	40	PricewaterhouseCoopers LLP Fees and Services
	41	Report of the Audit and Compliance Committee
42-73		EXECUTIVE COMPENSATION
	42	ITEM 3 Advisory Resolution to Approve Executive Compensation (Say On Pay)
	43	Compensation Discussion and Analysis
	58	Report of the Compensation and Benefits Committee
	60	Summary Compensation Table
	63	Grants of Plan-Based Awards
	64	Outstanding Equity Awards at Fiscal Year-End 2015
	66	Option Exercises and Stock Vested in 2015
	67	Retirement Plan Benefits
	68	Nonqualified Deferred Compensation
	70	Potential Payments Upon Termination or Change in Control (CIC)
74-82		AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
	74	ITEM 4 Approval of American Express Company 2016 Incentive Compensation Plan
	74	Purpose and Importance of the 2016 Plan
	75	2016 Plan Terms
	82	Equity Compensation Plans
83-93		SHAREHOLDER PROPOSALS
	83	ITEM 5 Shareholder Proposal Relating to Annual Disclosure of EEO-1 Data
	86	ITEM 6 Shareholder Proposal Relating to Report on Privacy, Data Security and Government Requests
	88	ITEM 7 Shareholder Proposal Relating to Action by Written Consent
	89	ITEM 8 Shareholder Proposal Relating to Lobbying Disclosure
	92	ITEM 9 Shareholder Proposal Relating to Independent Board Chairman
94		STOCK OWNERSHIP INFORMATION
96		OTHER INFORMATION
101		ANNEX A—INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES
102		EXHIBIT A—AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
114		LOCATION OF THE 2016 ANNUAL MEETING

10 | AMERICAN EXPRESS COMPANY

CORPORATE GOVERNANCE AT AMERICAN EXPRESS

ITEM 1

ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

Our Board of Directors currently has 12 members. Each current director is standing for reelection. The Board is also nominating Ralph de la Vega for election. Each nominee is standing for election to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Our Board has appointed Jeffrey Campbell, Laureen Seeger, Carol Schwartz and Richard Starr as proxies to vote your shares on your behalf. The proxies intend to vote for the election of each of the 13 candidates nominated by the Board unless you indicate otherwise on your proxy or voting instruction form or when you vote by telephone or internet. Each of the candidates nominated by the Board has consented to being named in this proxy statement and serving as a director if elected. However, if any nominee is not able to serve, the Board can either nominate a different person or reduce the size of the Board of Directors. If the Board nominates another individual, the persons named as proxies may vote for that nominee.

ITEM 1 RECOMMENDATION: Our Board of Directors recommends a vote FOR the election of the nominees listed on pages 15 – 21 as directors.

BOARD COMPOSITION

ONGOING BOARD SUCCESSION PLANNING

Our Board, acting through its Nominating and Governance Committee, seeks to maintain a board that as a whole possesses the objectivity and the mix of skills and experiences to provide effective oversight and guidance to management in the context of an evolving business environment and our long-term strategy. We look for individuals who have established records of significant accomplishment in leading large, complex global businesses and organizations, experience in areas relevant to our success and strategy, financial expertise, and governance experience. Ongoing board refreshment maintains an appropriate mix of skills and provides fresh perspectives while leveraging the institutional knowledge and historical perspective of our longer-tenured directors.

The committee assesses potential candidates based on their history of achievement, the breadth of their business experiences, whether they also bring specific skills or expertise in areas that the committee has identified, and whether they possess personal attributes that will contribute to the effective functioning of the Board. The committee also considers succession planning for board positions such as lead independent director and chairs of committees.

2016 PROXY STATEMENT | 11

CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Item 1—Election of Directors for a Term of One Year

Attributes of Individual Nominees:

●	The committee looks for individuals who have established records of significant accomplishment in leading global businesses and large, complex organizations.
●	Nominees should have achieved prominence in their fields and possess skills or significant experience in areas of importance to us.
●

The minimum personal attributes that must be met by a nominee include integrity, independence, energy, forthrightness, strong analytical skills, and the commitment to devote the necessary time and attention to the company’s affairs.

●	Candidates should demonstrate they have the ability to challenge and stimulate management and exercise sound judgment.
●

Candidates must demonstrate a willingness to work as part of a team in an atmosphere of trust and candor and a commitment to represent the interests of all shareholders rather than those of a specific constituency.

Our governance principles provide that while the Board need not adhere to a fixed number of directors, generally a board composed of 12-14 directors offers a sufficiently large and diverse group to address the important issues facing the company while being small enough to encourage personal involvement and discussion.

IDENTIFYING AND ADDING NEW DIRECTORS

The Nominating and Governance Committee identifies and adds new directors using the following process:

1	Collect Candidate Pool
	✓Independent Directors		✓Independent Search Firms		✓Shareholders
2

Review Recommendations
Candidates meet with members of the Nominating and Governance Committee and with the Chairman. Committee members assess candidates on the basis of their skills and experience, their personal attributes and how they will add to the mix of competencies and diversity on the Board. Due diligence is conducted, and the committee members solicit feedback from other directors and from persons outside the company on potential candidates.

3	Make Recommendation to the Board Qualified candidates are presented to the Board of Directors.
4	Outcome Five new directors (including Mr. de la Vega) added since 2012:
	✓1 woman	✓2 non-U.S. directors	✓Former and current CEOs	✓Digital, mobile, consumer, financial, investment, and M&A experience	✓Senior government experience	✓Global business leaders

The committee is authorized to and uses a professional search firm to help identify, evaluate and conduct due diligence on potential director candidates. Mr. de la Vega, who is being proposed for election to the Board, was identified as a potential candidate by the search firm. Using a search firm allows the committee to make sure it is conducting a broad search and is looking at a diverse pool of potential candidates. The committee also seeks to maintain an ongoing list of potential candidates.

The committee considers all shareholder recommendations for director candidates and applies the same standards in considering candidates submitted by shareholders as it does in evaluating other candidates. Shareholders can recommend candidates by writing to the committee in care of the company’s Secretary, whose contact information is on page 28. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders should follow the procedure described on page 97.

12 | AMERICAN EXPRESS COMPANY

CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Item 1—Election of Directors for a Term of One Year

2015 Board of Directors

BOARD DIVERSITY

While we do not have a specific policy on diversity of the Board, our governance principles provide that the Board should be diverse, engaged and independent. The Nominating and Governance Committee considers the diversity of the Board, including the dimensions of race, ethnicity and gender. We believe the composition of our Board appropriately reflects a diversity of skills, professional and personal backgrounds and experiences.

Upon election of the Board's nominees at the annual meeting, the Board will have the following characteristics:

●●●●●●●●●●●●●
3 of 13 female
●●●●●●●●●●●●●
4 of 13 minorities
●●●●●●●●●●●●●
2 of 13 resident outside of U.S.

BOARD TENURE

We have added 5 new directors since 2012 (including Mr. de la Vega). Upon election of the Board’s nominees at the annual meeting, the average tenure of our non-management directors will be 7.2 years. We believe that new directors add fresh perspectives and longer-serving directors provide continuity and institutional knowledge. We have a mandatory retirement age of 72 which provides for continued board refreshment in addition to turnover that occurs when directors leave board service prior to the mandatory retirement age.

SKILLS AND EXPERIENCES OF OUR BOARD

The skills and experiences of our director nominees are presented below.

Experienced leaders with the right skills and business experience to provide sound judgment, critical viewpoints and guidance in an evolving environment

Core Business and Operating Expertise	Senior Management and Leadership Skills	Digital, Mobile and Technology Experience	Government, Legal and Public Policy Experience	Financial Literacy
Global Business Experience	Financial, Investment and M&A Experience	Public Company Governance Experience	Audit and Risk Oversight Experience	Brand and Marketing Expertise

2016 PROXY STATEMENT | 13

CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Item 1—Election of Directors for a Term of One Year

American Express is a global services company that provides customers with access to products, insights and experiences that enrich lives and build business success. We provide innovative payment solutions for individuals and businesses of all sizes around the world. We have a highly valued brand, we are regulated in many jurisdictions, and we operate in a rapidly evolving, technology-dependent and highly competitive environment.

Our director nominees have held senior positions as leaders of various large, complex businesses and organizations and in government, demonstrating their ability to develop and execute significant and complex policy and operational objectives at the highest levels. Many of our nominees have been chief executives or chief operating officers of large, global businesses through which they have developed expertise in core business and operating skills such as strategy and business development, responding to rapidly evolving business environments, fostering innovation and business transformation, operations, finance, talent management and leadership development, and compliance, controls and risk management.

Our nominees’ experience serving on other boards brings valuable knowledge and experience in the areas of governance, talent management and compensation, financial reporting, risk management and control and compliance. Detailed information about each nominee follows.

14 | AMERICAN EXPRESS COMPANY

CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Our Director Nominees

OUR DIRECTOR NOMINEES

INDIVIDUAL QUALIFICATIONS, SKILLS AND EXPERIENCES

In determining the slate of nominees and whether to seek one or more new candidates, the committee considers the size of the Board, the tenure of our directors, their skills, backgrounds, and experiences and the diversity of the Board. We indicate below the principal occupation and other information about the backgrounds and experiences of each nominee, including the specific qualifications, experience, skills and expertise considered by the Nominating and Governance Committee as relevant to the nominee’s candidacy as a director.

The following individuals have been recommended for election by the Nominating and Governance Committee, and approved by the Board of Directors, considering, among other factors:

✓ The individual contributions of a director to the Board’s effectiveness

✓ The continued relevance of each of their skills, qualifications and experience

✓ The mix of skills and experiences and the diversity of the Board

✓ The Board’s effectiveness in exercising independence of thought, challenging and providing guidance to management

CHARLENE BARSHEFSKY		Director since 2001	Age 65
Senior International Partner, WilmerHale
Other Public Directorships	●The Estée Lauder Companies Inc. ●Starwood Hotels & Resorts Worldwide, Inc. ●Intel Corporation

Specific qualifications, experience, skills and expertise:

●Senior leadership and government experience
●Legal and public policy expertise
●Global business experience and expertise dealing with foreign governments
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Innovation and Technology ●Public Responsibility, Chair

Senior International Partner, WilmerHale, multinational law firm, Washington, D.C., since 2001, practicing in areas including international business transactions, government relations, market access, and regulation of business and investment. Prior to joining WilmerHale, Ambassador Barshefsky was the United States Trade Representative (USTR) and a member of the President’s Cabinet from 1997 to 2001, and Acting and Deputy USTR from 1993 to 1996. As the USTR, she served as chief trade negotiator and principal trade policymaker for the United States and, in both roles, negotiated complex market access, regulatory, and investment agreements with virtually every major country in the world. Ambassador Barshefsky is a trustee of the Howard Hughes Medical Institute and a member of the Council on Foreign Relations.

Ambassador Barshefsky brings to the Board a combination of high-level U.S. government service, experience as a strategic advisor to numerous U.S. and international companies with respect to their international businesses, experience with foreign governments, and broad legal and public policy expertise, as well as her public company director experience. Through her government and private experience, Ambassador Barshefsky also has substantial experience relating to conducting business in China and other emerging markets.

2016 PROXY STATEMENT | 15

CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Our Director Nominees

URSULA M. BURNS		Director since 2004	Age 57
Chairman and Chief Executive Officer, Xerox Corporation
Other Public Directorships	●Exxon Mobil Corporation ●Xerox Corporation

Specific qualifications, experience, skills and expertise:

●Global business leader
●Core business, strategy and operating expertise
●Senior management and leadership skills
●Technology development and financial expertise
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Compensation and Benefits ●Risk

Chairman and Chief Executive Officer, Xerox Corporation, a global company engaged in business processes and document management, since May 2010; Chief Executive Officer and director since July 2009; President and director, April 2007-July 2009; and Senior Vice President and President, Business Group Operations, January 2003-April 2007. Ms. Burns is a trustee of the Ford Foundation and of the Massachusetts Institute of Technology and serves as director of FIRST (For Inspiration and Recognition of Science and Technology), National Academy Foundation, and the U.S. Olympic Committee. In March 2010, President Barack Obama appointed Ms. Burns as Vice Chair of the President’s Export Council.

Ms. Burns has extensive senior management, operating, and leadership experience through her business career at Xerox. Ms. Burns brings to the Board core business and leadership skills, her perspective as a current CEO of a technology-driven global company, experience in driving innovation, technology development, and business expansion, as well as public company director and public policy experience.

KENNETH I. CHENAULT		Director since 1997	Age 64
Chairman and Chief Executive Officer, American Express Company
Other Public Directorships	●IBM ●The Procter & Gamble Company

Specific qualifications, experience, skills and expertise:

●Company CEO’s unique perspective and insights, including in respect of our businesses, relationships, competitive and financial positioning, senior leadership, strategic opportunities and challenges, and innovation and digital transformation
●Core business and operating expertise as chief executive officer of a global business
●Expertise in payments, network, digital, mobile and technology innovation and brand and marketing, and senior management and leadership skills
●Public company governance experience

Other Directorships in past five years
American Express Committees	●None

Chairman and Chief Executive Officer, American Express Company, April 2001-present. Mr. Chenault joined American Express in 1981 and was named President of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, Vice Chairman of American Express Company in 1995, President and Chief Operating Officer in 1997 and Chief Executive Officer in January 2001. Mr. Chenault is a member of The World Trade Center Memorial Foundation and a trustee of the NYU Langone Medical Center.

Mr. Chenault brings the unique perspective of the company’s Chief Executive Officer, expertise in the payments, network, and travel businesses, relationships in the United States and internationally with the company’s customers, suppliers, and business partners, deep knowledge of the company’s industry, competitive developments, and executive talent, and the ability to lead the company in a rapidly changing digital economy, as well as public company director experience, to his leadership of the Board.

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Our Director Nominees

PETER CHERNIN		Director since 2006	Age 64
Founder and CEO, Chernin Entertainment
Other Public Directorships	●Pandora Media, Inc. ●Twitter, Inc.

Specific qualifications, experience, skills and expertise:

●Core business, strategy, operating, financial and M&A experience
●Senior management and leadership expertise
●Expertise in online and mobile markets, media, social networking and other new technologies
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Compensation and Benefits ●Nominating and Governance, Chair

Founder and CEO, Chernin Entertainment, LLC, a film and television production company, and The Chernin Group, LLC which is involved in strategic opportunities in media, technology and entertainment, June 2009-present, and co-founder of CA Media, L.P., which builds and manages media, technology and entertainment businesses throughout the Asia Pacific region. Mr. Chernin was President, Chief Operating Officer, and a director of News Corporation from October 1996 to June 2009, and was Chairman and Chief Executive Officer of the Fox Group, where he oversaw the global operations of the company’s film, television, satellite cable and digital media businesses. At News Corporation, Mr. Chernin led the company’s expansion into the broadband and mobile markets, through the creation of Fox Interactive Media, Hulu, Jamba and other digital properties. Mr. Chernin is a Chairman and Co-Founder of Malaria No More and a director of the Harvard AIDS Initiative.

Mr. Chernin brings to the Board extensive senior leadership, financial and management experience, and his experience in building industry-leading businesses, developing innovative and forward-thinking approaches, and expanding traditional businesses in online and digital markets, as well as core business skills and public company director experience.

RALPH DE LA VEGA		Director Nominee	Age 64
Vice Chairman of AT&T Inc. and CEO of Business Solutions and International, AT&T
Other Public Directorships	●None

Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating experience
●Senior management and leadership skills
●Digital, mobile and technology experience
●Global business leader
●Audit oversight experience

Other Directorships in past five years	●New York Life Insurance Company
American Express Committees

Vice Chairman of AT&T Inc. and CEO of Business Solutions and International, AT&T, since February 2016. Mr. de la Vega leads AT&T’s integrated Business Solutions group (both mobile and IP services), which serves more than 3.5 million business customers in 200 countries and territories, and nearly all the Fortune 1000 firms globally, and AT&T’s Mexican wireless business and DIRECTV Latin America, which was part of AT&T’s 2015 acquisition of DIRECTV. Mr. de la Vega was President and Chief Executive Officer, AT&T Mobile and Business Solutions, August 2014 to February 2016; President and Chief Executive Officer of AT&T Mobility, 2007 to 2014, and prior thereto, the Chief Operating Officer of Cingular Wireless and President of BellSouth Latin America. Mr. de la Vega is a director of New York Life Insurance Company, where he is chair of the Audit Committee and a member of the Governance and Insurance & Operations Committees. He also serves on the boards of the Georgia Aquarium, Morehouse College and Junior Achievement Worldwide. He is Chairman of the All-Markets Initiatives for the Boy Scouts of America. Mr. de la Vega has received numerous awards recognizing his leadership, including the Global Innovation Award from the Goizueta Business School at Emory University. He is the author of the book “Obstacles Welcome: Turn Adversity to Advantage in Business and Life.”

Mr. de la Vega brings to the Board extensive executive, management and leadership experience, including in delivering integrated solutions to customers that are first and foremost mobile. He possesses in-depth knowledge of the mobile communications industry, has deep international experience, particularly in Latin America, and has valuable insight in digital and mobile technology developments, as well as a deep commitment throughout his career to diversity in the work place.

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Our Director Nominees

ANNE L. LAUVERGEON		Director since 2013	Age 56
Chairman and Chief Executive Officer, A.L.P. SAS
Other Public Directorships	●Rio Tinto plc ●Suez Environnement ●Airbus Group

Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating expertise
●Senior management and leadership skills
●Global perspective and international business experience
●Public company governance experience

Other Directorships in past five years	●Total S.A. ●Vodafone Group Plc. ●GDF Suez S.A.
American Express Committees	●Audit and Compliance ●Public Responsibility

Chairman and Chief Executive Officer, A.L.P. SAS, a private French advisory company. Chairman of Sigfox, a French start-up that operates a cellular network dedicated exclusively to small messages, since April 2014. Former Partner and Managing Director, Efficiency Capital, an advisory firm dedicated to funding technology and natural resources, from 2012 to April 2014; former Chief Executive Officer of AREVA Group, the leading French energy company, from July 2001 to June 2011; former Chairman and Chief Executive Officer of AREVA NC (formerly Cogema) from June 1999 to June 2011. Ms. Lauvergeon started her professional career in 1983 in the steel industry and in 1990 she was named Advisor for Economic International Affairs at the French Presidency and Deputy Chief of Staff in 1991. In 1995 she became a Partner of Lazard Frères & Cie, subsequently joining Alcatel Telecom as Senior Executive Vice President in 1997. Ms. Lauvergeon has been a member of the United Nations Global Compact Board, has been an executive committee member of the World Business Council for Sustainable Development, and serves in various not for profit organizations in France. She is also Chair of the Commission Innovation 2030, launched by the President of France in 2013 to stimulate innovation in France.

Ms. Lauvergeon has a diverse and internationally focused background, including in government, business and not for profit endeavors. She has extensive senior management, operating and leadership experience through her business career including as CEO of AREVA. Ms. Lauvergeon brings to the Board core business, strategy development and leadership skills, global and European perspective, large international network, experience leading in a highly regulated, transforming industry, focus on innovation and sustainability, and public company director experience.

MICHAEL O. LEAVITT		Director since 2015	Age 65
Founder and Chairman, Leavitt Partners
Other Public Directorships	●HealthEquity, Inc. ●Medtronic, Inc.

Specific qualifications, experience, skills and expertise:

●Senior executive, administrative, and government experience, including as former Governor of Utah and United States Secretary of Health and Human Services
●Government and public policy and financial expertise
●Core management and leadership skills
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Audit and Compliance ●Innovation and Technology

Founder and Chairman, Leavitt Partners, LLC, a health care consulting firm, since 2009. Chairman of Leavitt Equity Partners, a private equity fund, formed in 2009. Prior to that, Governor Leavitt was the United States Secretary of Health and Human Services from 2005 to 2009; Administrator of the Environmental Protection Agency from 2003 to 2005; and Governor of Utah from 1993 to 2003.

Governor Leavitt brings to the Board extensive management and leadership experience, including serving as the Governor of Utah, a large state with a diverse body of constituents, appointments to positions with the U.S. government, where he oversaw and advised on issues of national concern, and overseeing Leavitt Partners’ work advising clients and making investments in the health care sector. Governor Leavitt has decades of leadership experience with valuable knowledge of the governmental regulatory environment and governance.

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Our Director Nominees

THEODORE J. LEONSIS		Director since 2010	Age 60
Chairman and Chief Executive Officer, Monumental Sports & Entertainment
Other Public Directorships	●Groupon, Inc.

 Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating expertise
●Internet pioneer and entrepreneur
●Expertise in identifying business opportunities and driving new strategies based on changing technologies, social media, digital marketing and the internet
●Brand and marketing expertise

Other Directorships in past five years	●Nutrisystem ●Alcatel-Lucent
American Express Committees	●Innovation and Technology, Chair ●Public Responsibility

Chairman and Chief Executive Officer, Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, NHL’s Washington Capitals, WNBA’s Washington Mystics, and the Verizon Center in Washington, D.C., since 1999. Mr. Leonsis is also a Vice Chairman Emeritus of AOL LLC, a leading global ad-supported Web company, since December 2006. Mr. Leonsis held a number of executive positions with AOL from September 1994 to December 2006, most recently as Vice Chairman and President, AOL Audience Business. He is also a filmmaker, an author, and a director of several private internet and technologies companies and educational institutions. Mr. Leonsis was Chairman of Revolution Money, Inc., which American Express acquired in January 2010. In November 2011, Mr. Leonsis co-founded Revolution Growth II, LP, a “speed-up capital” fund to invest in technology-enabled businesses. In 2015, Mr. Leonsis co-founded Revolution Growth III, LP, a similar fund to invest in and build innovative, high-growth businesses.

Mr. Leonsis is an acknowledged innovator and internet entrepreneur. He brings to the Board experience in digital businesses, innovative approaches, and his experiences identifying business opportunities and driving new strategies based on changing technologies, social media and the internet.

RICHARD C. LEVIN		Director since 2007	Age 68
Chief Executive Officer, Coursera
Other Public Directorships	●None

 Specific qualifications, experience, skills and expertise:

●Recognized leader of American higher education
●Distinguished economist, with expertise in economic theory, statistical analysis, modeling and analyzing economic trends
●Leader in U.S.-China cooperation through his development of extensive relationships between Yale University and China
●Educational innovator, thought leader and recipient of numerous awards and honors

Other Directorships in past five years	●C-3 Energy
American Express Committees	●Public Responsibility ●Risk

Chief Executive Officer, Coursera, an educational platform that partners with top universities and organizations worldwide to offer courses online, since April 2014. President Emeritus, Yale University, a private, independent university. President of Yale from July 1993-August 2013. Frederick William Beinecke Professor of Economics. Former Chair of Yale’s Economics Department and Dean of Yale’s Graduate School of Arts and Science. Mr. Levin is a trustee of the William and Flora Hewlett Foundation, one of the largest philanthropic organizations in the United States concerned with solving social and environmental problems. He is a fellow of the American Academy of Arts and Sciences and the American Philosophical Society. Mr. Levin has served on a number of Presidential Commissions and was appointed by President Barack Obama to serve on the President’s Council of Advisors for Science and Technology.

Mr. Levin brings to the Board his experience and vision in leading Yale University, one of the world’s most prestigious institutions of higher education, involvement in a wide range of international initiatives at Yale University, expertise in economics, statistics, and analysis, experiences in innovation as CEO of Coursera, and public company director and public policy experience.

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Our Director Nominees

SAMUEL J. PALMISANO		Director since 2013	Age 64
Former Chairman, President and Chief Executive Officer, IBM
Other Public Directorships	●Exxon Mobil Corporation

 Specific qualifications, experience, skills and expertise:

●Digital, mobile and technology experience, including as a thought leader on issues facing companies today such as cybersecurity and becoming a global integrated enterprise
●Core business, strategy and operating expertise
●Financial and M&A experience and senior management and leadership skills, including experience driving the transformation of a global, complex technologies business
●Public company governance expertise

Other Directorships in past five years	●IBM
American Express Committees	●Compensation and Benefits ●Nominating and Governance

Former Chairman, President and Chief Executive Officer, IBM, a company that provides business and information technology products and services. Mr. Palmisano joined IBM in 1973. He was elected Senior Vice President and Group Executive of the Personal Systems Group in 1997, Senior Vice President and Group Executive of IBM Global Services in 1998, Senior Vice President and Group Executive of Enterprise Systems in 1999, President and Chief Operating Officer in 2000, Chief Executive Officer in 2002 and Chairman of the Board in 2003. Mr. Palmisano was President and Chief Executive Officer through 2011, Chairman through September 2012, and senior adviser to IBM through December 2012. Mr. Palmisano is Chairman of the Center for Global Enterprises, a private, non-profit research institution devoted to the study of contemporary corporations, globalization, economic trends, and their impact on society. Mr. Palmisano was recently appointed by President Obama as Vice Chair of the Commission on Enhancing National Cybersecurity, a newly formed bipartisan, government-industry panel that is charged with providing detailed recommendations to strengthen public and private sectors’ cybersecurity defenses. Mr. Palmisano was also co-chair of an independent task force of the Council on Foreign Relations on cybersecurity. He is a recipient of numerous business awards.

Mr. Palmisano has extensive senior management, operating and leadership experience through his business career at IBM. Mr. Palmisano brings to the Board experience and skills in driving change and innovation, business transformation, developing leaders, strategy development and other core business and leadership skills, as well as his public company director experience, focus on the study of contemporary corporations and globalization, and work in the area of cybersecurity.

DANIEL L. VASELLA		Director since 2012	Age 62
Honorary Chairman and Former Chairman and Chief Executive Officer, Novartis AG
Other Public Directorships	●PepsiCo, Inc. ●XBiotech

 Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating expertise, including financial, investment and M&A experience
●Senior management and leadership skills
●Global business leader and experience in developing and executing business strategy in rapidly changing markets
●Public company governance experience and audit and risk oversight experience

Other Directorships in past five years	●Novartis AG
American Express Committees	●Audit and Compliance, Chair ●Nominating and Governance ●Risk

Honorary Chairman and Former Chairman and Chief Executive Officer, Novartis AG, a company that engages in the research, development, manufacture and marketing of health care products worldwide. Dr. Vasella served as Chairman of Novartis from 1999 to February 2013 and as Chief Executive Officer from 1996 to January 2010. From 1992 to 1996, Dr. Vasella held the positions of Chief Executive Officer, Chief Operating Officer, Senior Vice President and Head of Worldwide Development and Head of Corporate Marketing at Sandoz Pharma Ltd. Dr. Vasella is currently working as a coach to senior executives. He is a member of the International Business Leaders Advisory Council for the Mayor of Shanghai, a foreign honorary member of the Academy of Arts and Sciences, a trustee of the Carnegie Endowment for International Peace and a member of several educational institutions.

Dr. Vasella has extensive senior management, operating and leadership experience through his business career at Novartis. Dr. Vasella brings to the Board core business and leadership skills, global marketing experience, and experience leading a highly regulated, global business in rapidly changing markets, as well as public company director experience.

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Our Director Nominees

ROBERT D. WALTER		Director since 2002	Age 70
Founder and Former Chairman and Chief Executive Officer, Cardinal Health
Other Public Directorships	●Nordstrom, Inc. ●YUM! Brands, Inc.

 Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating expertise
●Senior management and leadership skills
●Finance, investment and M&A experience
●Expertise in business development and business integrations
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Compensation and Benefits, Chair ●Innovation and Technology ●Nominating and Governance

Founder and Former Chairman and Chief Executive Officer, Cardinal Health, Inc., a company that provides products and services supporting the health care industry. Mr. Walter retired from Cardinal Health in June 2008. Prior to his retirement, he served as Executive Director, November 2007-June 2008; Executive Chairman of the Board, April 2006-November 2007; and Chairman and Chief Executive Officer, 1979-April 2006. Mr. Walter is a former director of Battelle Memorial Institute.

Mr. Walter brings to the Board his business acumen and financial, investment, core business and leadership skills developed as the founder and chief executive officer of a global Fortune 100 company, a successful entrepreneur and investor, as well as public company director and governance experience.

RONALD A. WILLIAMS		Director since 2007	Age 66
Former Chairman and Chief Executive Officer, Aetna
Other Public Directorships	●The Boeing Company ●Johnson & Johnson ●Envision Healthcare

 Specific qualifications, experience, skills and expertise:

●Core business, strategy and operating experience
●Senior management and leadership skills
●Audit and risk oversight experience
●Financial and risk management expertise, digital, mobile and technology experience, and experience in creating innovation through information technology
●Public company governance experience

Other Directorships in past five years
American Express Committees	●Audit and Compliance ●Compensation and Benefits ●Risk, Chair

Former Chairman and Chief Executive Officer, Aetna Inc., a leading diversified health care benefits company; Chairman, from October 2006 to April 2011; Chief Executive Officer, February 2006 to November 2010; President, May 2002 to July 2007. He serves as an operating advisor to Clayton, Dubilier & Rice, LLC. He is a member of The Business Council and a trustee of the Massachusetts Institute of Technology where he is also a member of the Dean’s Advisory Council and Alfred P. Sloan Management Society. He is also a trustee of the Committee for Economic Development. He is a former director of Lucent Technologies. Prior to joining Aetna, Mr. Williams co-founded several businesses and served in senior management positions at a number of other companies.

Mr. Williams brings to the Board his extensive management, operations, and business experience leading in a rapidly changing and highly regulated industry, focus on innovation through information technology, leadership, financial, risk management and core business skills, and public company director experience.

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Our Board's Independence

OUR BOARD’S INDEPENDENCE

12 of our 13 director nominees are independent.

Our governance principles provide that a substantial majority of our directors will meet the criteria for independence required by the New York Stock Exchange (NYSE). A director is considered independent if the Board determines that he or she does not have a material relationship with the company. In making its annual independence determinations, the Board considers transactions between each director nominee and the company. Our Board has established guidelines to assist it in determining director independence. These guidelines can be found within our corporate governance principles and cover, among other things, employment and compensatory relationships, relationships with our auditors, customer and business relationships, and contributions to nonprofit organizations.

Based on our guidelines, the Board determined in February 2016 that all of the Board’s director nominees other than Mr. Chenault are independent.

Ambassador Barshefsky is a partner at the law firm of WilmerHale. Ambassador Barshefsky does not provide any legal services to American Express, and she does not receive any compensation from the firm that is generated by or related to our payments to WilmerHale. The Nominating and Governance Committee determined based on fees paid to the firm over the past three years that WilmerHale does not perform substantial legal services for the company on a regular basis. The fees and expenses paid to WilmerHale represented less than one percent of the firm’s annual revenue in each of the past three years, and represented less than 0.1 percent of American Express’ revenue in each such year. Further, the Nominating and Governance Committee reviewed the nature of American Express’ engagement of WilmerHale and the services rendered, including the expertise and relevant experience of the firm and the specific partners engaged to work on the matters for which we have engaged the firm, and determined that Ambassador Barshefsky’s service on American Express’ Board should not impair American Express’ ability to engage WilmerHale when American Express determines such engagements to be appropriate. The Committee is satisfied that WilmerHale, when engaged for legal work, is chosen by American Express’ legal group on the basis of the directly relevant factors of experience, expertise, and efficiency. After considering the fees and expenses paid and being briefed on the policies and procedures that WilmerHale has instituted to confirm that Ambassador Barshefsky has no professional involvement or financial interest in American Express’ dealings with the firm, the Committee determined and recommended to the Board that American Express’ professional engagement of WilmerHale does not impair Ambassador Barshefsky’s independence.

OUR CORPORATE GOVERNANCE FRAMEWORK

CORPORATE GOVERNANCE PRINCIPLES

Our corporate governance framework is designed to support the company’s brand attributes of trust, security and integrity, and to promote achievement of our financial targets through responsible development and execution of corporate strategy. Our directors understand that they serve you as shareholders in carrying out their responsibility to oversee the operations and strategic direction of our company. To do so effectively, our Board along with management regularly reviews our corporate governance principles and practices to assure that they are appropriate and reflect high standards. In reviewing our governance principles and making recommendations, the Nominating and Governance Committee considers the views of shareholders expressed to us in meetings, as well as publicly available discourse on governance.

COMMITMENT TO INTEGRITY AND TRUST

We seek to achieve strong results for our shareholders through a commitment to high standards of ethical behavior and integrity, sound governance and risk management practices, a strong ethos of customer service, and a commitment to giving back to the communities in which we work and operate.

Leaders are responsible to demonstrate the highest standards of integrity in all dealings with fellow employees, customers, suppliers, and the community at large.

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CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Our Corporate Governance Framework

We have adopted a set of Corporate Governance Principles, which together with the charters of the six standing committees of the Board of Directors (Audit and Compliance, Compensation and Benefits, Innovation and Technology, Nominating and Governance, Public Responsibility, and Risk), our Code of Conduct (which constitutes our code of ethics) and the Code of Business Conduct for the Members of the Board of Directors, provide the framework for our governance. Key governance policies and processes also include our whistleblower policy, our comprehensive enterprise-wide risk management program, our commitment to transparent financial reporting, and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the board level, guide the company’s operations.

You may view the following documents by clicking on the “Corporate Governance” link found on our investor relations website at http://ir.americanexpress.com and then selecting “Governance Framework.” You may also access our Investor Relations website through our main website at www.americanexpress.com by clicking on the “About American Express” link, which is located at the bottom of the company’s homepage. You may also obtain free copies of the following materials by writing to our Secretary at our headquarters:

●	Corporate Governance Principles
●	Charters for each of the six standing Board committees
●	Our Code of Conduct for Employees (which constitutes our code of ethics)
●	Our Code of Business Conduct for Members of our Board
●	Whistleblower Policy

Director Stock Ownership

Our governance principles provide that non-management directors are required to obtain a personal holding of shares (directly or through share equivalent units) with a value of $1 million within five years of joining the Board.

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Our Board’s Role and Responsibilities, Structure and Processes

OUR BOARD’S ROLE AND RESPONSIBILITIES, STRUCTURE AND PROCESSES

HOW OUR BOARD ENGAGES IN CEO AND KEY EXECUTIVE SUCCESSION PLANNING

A primary board responsibility is to ensure that we have the appropriate management talent to pursue our strategies successfully. The Board plans for CEO succession and oversees management’s planning for succession of other key executive positions. Our board calendar includes at least one meeting each year at which the Board conducts a detailed review of the company’s talent strategies, leadership pipeline and succession plans for key executive positions. As the market for top talent in our industry is highly competitive, the Compensation Committee oversees how we retain key talent.

The entire Board of Directors is involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key management succession decisions. Succession is regularly discussed with the CEO as well as without the CEO present in executive sessions of the Board. The Board makes sure that it has adequate opportunities to meet with and assess development plans for potential CEO successors to address identified gaps in skills and attributes. This occurs through various means, including informal meetings, board dinners, presentations to the Board and committees, attendance at board offsites and the comprehensive annual talent review. The Nominating and Governance Committee oversees the process of succession planning. In addition, the Board has developed an emergency CEO succession plan.

HOW WE MANAGE RISK

We use our comprehensive Enterprise-wide Risk Management (ERM) program to identify, aggregate, monitor and manage risks. The program also defines our risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer.

There are several internal management committees, including the Enterprise-wide Risk Management Committee (ERMC), chaired by our Chief Risk Officer, which oversee risks. The ERMC is the highest-level management committee to oversee all firm-wide risks. It maintains the enterprise-wide risk appetite framework and monitors compliance with limits and escalations defined in it. The ERMC oversees implementation of risk policies across the company with approval by the appropriate Board committee. The ERMC reviews key risk exposures, trends and concentrations, significant compliance matters, economic capital and Basel capital trends, and provides guidance on the steps to monitor, control and report major risks. The ERMC is responsible for risk governance, risk oversight and risk appetite for all risks which include Individual Credit Risk, Institutional Credit Risk, Operational Risk, Compliance Risk, Reputational Risk, Market Risk, Asset Liability Management (ALM) Risk, Liquidity Risk, Model Risk, and Strategic and Business Risk.

HOW OUR BOARD OVERSEES RISK MANAGEMENT

Risk management is overseen by our Board of Directors through three Board committees: Risk, Audit and Compliance, and Compensation and Benefits. Each committee consists entirely of independent directors and provides regular reports to the Board regarding matters reviewed at their committee. The committees meet regularly in private sessions with our Chief Risk Officer, the Chief Compliance & Ethics Officer, the General Auditor, and other senior management with regard to our risk management processes, controls, talent and capabilities.

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CORPORATE GOVERNANCE AT AMERICAN EXPRESS
Our Board’s Role and Responsibilities, Structure and Processes

The risk management roles and responsibilities of these committees are:

Risk Committee

●Provides oversight on risk policies, risk appetite and our performance against goals. Approves our ERM policy along with its sub-policies governing individual credit risk, institutional credit risk, market risk, liquidity risk, operational risk, reputational risk and asset/liability risk, as well as policies governing the launch of new products and services, third-party management, and resolution planning. Our ERM policy:
– Defines our risk appetite - the authorized risk limits to control exposures well within our risk capacity even under stressed forward-looking scenarios.
– Defines our governance over risk taking and oversight processes.
– Establishes principles for risk taking in the aggregate and for each risk type, and is supported by a comprehensive system for monitoring limits, escalation triggers and assessing control programs.
●Reviews and concurs in the appointment, replacement, performance and compensation of our Chief Risk Officer.
●Receives regular updates from the Chief Risk Officer on key risks, transactions and exposures.
●Reviews our credit risk profile, credit risk performance, trends and risk management capabilities.
●Reviews enterprise-wide operational risk trends, events and capabilities, with an emphasis on compliance, fraud, legal, process or control failures, information security, and privacy, as well as trends in market, funding, liquidity and reputational risks.
●Provides oversight of our compliance with Basel capital and liquidity standards and its Internal Capital Adequacy Assessment Process, including its Comprehensive Capital and Review (CCAR) submissions, and resolution planning.

Audit and Compliance Committee

●Assists the Board in its oversight responsibilities relating to the integrity of our financial statements and financial reporting process, internal and external auditing, including the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit services function, and the integrity of our systems of internal accounting and financial controls.
●Provides oversight of our Internal Audit Group.
●Reviews and concurs in the appointment, replacement, performance and compensation of our General Auditor and approves Internal Audit’s annual Audit Plan, charter, policies and budget.
●Receives regular updates on the Audit Plan’s status and results including significant reports issued by Internal Audit and the status of our corrective actions.
●Approves our compliance policies and risk tolerance and reinforces the importance of our compliance risk management.
●Reviews the effectiveness of our Corporate-wide Compliance Risk Management Program.

Compensation and Benefits Committee

●Works with the Chief Risk Officer to ensure our overall compensation programs, as well as those covering our business units and risk-taking employees, appropriately balance risk with business incentives and how business performance is achieved without taking imprudent or excessive risk.
– Our Chief Risk Officer is actively involved in setting goals, including for our business units.
– Our Chief Risk Officer also reviews the current and forward-looking risk profiles of each business unit and provides input into performance evaluation.
– Our Chief Risk Officer meets with the committee and attests whether performance goals and results have been achieved without taking imprudent risks.
●Uses a risk-balanced incentive compensation framework to decide on our bonus pools and the compensation of senior executives.

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Our Board’s Role and Responsibilities, Structure and Processes

OUR BOARD LEADERSHIP

Our Board believes that its leadership structure promotes an effective board that supports and challenges management appropriately. Our Board is led by a combination of Mr. Chenault, Chairman and Chief Executive Officer, and Mr. Robert Walter, our Lead Independent Director, supplemented by active committee chairs and independent-minded, skilled and committed directors.

Our Nominating and Governance Committee evaluates the effectiveness of our Board as part of the annual board evaluation process. The committee believes that Mr. Chenault’s leadership as Chairman (in particular his knowledge of our business, his transparency, openness and responsiveness to feedback, and his ability to draw on the resources and expertise of the Board to make sure that all directors actively contribute to the discussion) has promoted board focus on the most impactful areas, effective board challenge and responsible decision-making. Coupled with this, Mr. Walter’s role and responsibilities are robust, and he devotes significant time to his position. He has a deep knowledge of our company and history and the trust and confidence of the Board that he will appropriately represent the directors’ views, present feedback to management and monitor that the feedback is appropriately addressed. Mr. Walter was reelected Lead Independent Director in February 2016 by the independent directors upon the recommendation of the Nominating and Governance Committee. He has served in this role since 2011.

The roles of our Board leaders are set forth below.
Our Board Chairman	Our Lead Independent Director
●Draws on his knowledge of our business, operations, industry and competitive developments, key customers and business partners in setting the agenda and focusing board discussions.

●Presents our message and strategy to shareholders, employees, regulators, customers and the public with a unified voice, and provides a clear line of authority to which they can respond. Communicates feedback from these stakeholders to directors in a timely and open manner.

●Provides timely, open and transparent communication of significant matters to directors.

●Calls special meetings of directors when necessary and otherwise updates board members between meetings through one-on-one or group phone calls.

●Ensures that he is available to all directors between meetings.

●Leads meetings in a way that generates healthy debate and exchange of viewpoints from all directors, so that board meetings generate productive group discussions and decisions.

●Communicates to the entire organization the culture of integrity and ethical behavior that the Board expects.

●Meets regularly with the Lead Independent Director to receive feedback from the Board, set agendas and discuss board functioning.

●Engages with shareholders and analysts.

●Meets with key regulators.

●Evolves his role as circumstances change, and devotes significant time to understanding our business and key developments and reaching out to the Chairman and other directors between meetings.

●Presides at all meetings of the Board at which the Chairman is not present. Leads non-management director executive sessions at every regular board meeting and sessions of the independent directors, presents feedback to the CEO, and makes sure that feedback is appropriately addressed.

●Has the authority to call meetings of the independent directors.

●Serves as liaison between the Chairman and the independent directors. Works with the Chairman to make sure that all director viewpoints are considered and that decisions are appropriately made.

●Approves information sent to the Board.

●Approves meeting agendas for the Board.

●Approves meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

●Is available to meet with directors between meetings.

●Is available as appropriate for consultation and direct communication with shareholders.

●Performs such other duties as the independent directors may designate from time to time.

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Our Board’s Role and Responsibilities, Structure and Processes

OUR NON-MANAGEMENT DIRECTOR EXECUTIVE SESSIONS

Executive sessions of non-management directors, led by our Lead Independent Director, enable the Board to discuss matters, such as strategy, CEO and senior management performance and compensation, succession planning and board effectiveness without management present. Our non-management directors meet in executive session at each regularly scheduled board meeting, including at least one executive session of independent directors only. Any director may request additional executive sessions of non-management or independent directors. During 2015, our non-management directors met in executive session at seven meetings, one of which sessions included independent directors only.

OUR BOARD EVALUATION PROCESS

Our Board continually seeks to improve its performance. Conducting a robust self-assessment presents the opportunity to examine the Board’s effectiveness and practices and identify areas for improvement.

Our Board evaluations cover the following areas:

✓	Board and committee composition
✓	Satisfaction with performance of the Chairman
✓	Satisfaction with the performance of the Lead Independent Director
✓	Access to the Chief Executive Officer and other members of senior management
✓	Quality of the board discussions and balance between presentations and discussion
✓	Quality of materials presented to directors
✓	Board and committee information needs
✓	Satisfaction with board agendas and the frequency of meetings and time allocations
✓	Areas where directors want to increase their focus
✓	Board dynamics and culture
✓	Director access to experts and resources, internal and external
✓	Board effectiveness overall
✓	Satisfaction with the format of the evaluation

The Nominating and Governance Committee annually discusses what format to use for the board evaluation. The Board has been satisfied with the format of using a written evaluation questionnaire, where responses are collated without being attributed to individual directors, followed by discussion by the Board and individual committees in non-management executive sessions.

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Shareholder Engagement

The table below summarizes our Board Evaluation process.

1	Corporate Governance Review	2	Annual Board and Committee Evaluations	3	Summary of the Written Evaluations	4	Board and Committee Review
Our Nominating and Governance Committee reviews our corporate governance principles in light of general corporate governance developments and practices suggested by governance organizations and investors, and recommends changes that it believes are appropriate to maintain high standards of governance.

Format is reviewed by the Nominating and Governance Committee.

We have used a questionnaire that is tailored to address the significant processes that drive board effectiveness.

The questionnaire elicits discussion through open-ended questions.

The company’s Secretary summarizes the responses, showing trends since the prior year and written comments, which are shared with the Board and committee members. Responses are not attributed to specific individuals to promote candor.	The Chairman of the Nominating and Governance Committee and each committee chair lead discussions of the Board and each committee, using the questionnaire as a guide. Management is not present. Committee chairs report on their evaluations to the full Board.

As an outcome of the discussions, directors deliver feedback to the Chairman of the Board and suggest changes and areas for improvement.

5	Actions
Examples of changes made in response to this process over the years have included:
●Formed the Innovation and Technology Committee to enable a deeper focus on these areas
●Added to the information regularly provided to directors
●Changed the format of board meetings to enable more time for director discussion with and without the CEO present
●Changed the format of materials to combat “information overload” and to enable directors to focus on the key data
●Increased informal meetings between directors and key executives
●Provided director training on emerging risk areas
●Added international board members and increased diversity of the Board

SHAREHOLDER ENGAGEMENT

HOW YOU MAY COMMUNICATE WITH OUR BOARD

You may communicate with the Board or an individual director by letter, email or telephone, directed in care of the company’s Secretary, who will forward your communication to the intended recipients. However, at the discretion of the Secretary, unsolicited advertisements or invitations to conferences or promotional material may not be forwarded.

If you wish to communicate a concern about our financial statements, accounting practices or internal controls, please direct your concern to the Chair of the Audit and Compliance Committee. If the concern relates to our governance practices, business ethics or corporate conduct, it should be directed to the Chair of the Nominating and Governance Committee or the Lead Independent Director. Matters relating to executive compensation may be directed to the Chair of the Compensation and Benefits Committee. If you are unsure of the category to which your concern relates, you may communicate it to any one of the independent directors, to the Lead Independent Director or to the Chairman.

Please direct such communications in care of the Secretary as follows:

Carol V. Schwartz
Secretary and Chief Governance Officer
American Express Company
200 Vesey Street
New York, NY 10285
(212) 640-2000
corporatesecretarysoffice@aexp.com

In addition, you may raise a shareholder concern in a confidential or anonymous manner, by contacting our Office of the Ombudspersons at our headquarters or by telephone to 1-800-297-1010. An ombudsperson will refer the concern to the Chair of the Audit and Compliance Committee, who will see that the matter is properly investigated.

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Shareholder Engagement

OUR BOARD’S COMMITMENT TO SHAREHOLDER ENGAGEMENT

Why We Engage

We have embraced a robust shareholder engagement process for many years. Our directors and management recognize the benefits that come from this dialogue. We engage with shareholders throughout the year in order to:

✓	Provide visibility and transparency into our business, our performance and our governance practices
✓	Discuss with our shareholders the issues that are important to them, hear their expectations for us, and share our views
✓	Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices

How We Engage

Investor Relations and Senior Management
We provide institutional investors with many opportunities and events to provide feedback to our Board and senior management. We participate in:
✓Formal events
✓One-on-one sessions
✓Group meetings throughout the year
To learn more about our engagement with institutional investors, you may visit our investor relations website at http://ir.americanexpress.com.

Outcomes from Investor Feedback
Shareholder feedback is thoughtfully considered and has led to modifications in our executive compensation program, governance practices and disclosures. Some of the actions we have taken in response to shareholder feedback include:

✓Added performance vesting to our annual restricted stock unit grant
✓Required our CEO to retain a portion of shares granted until after retirement
✓Made changes to our executive compensation peer group
✓Enhanced the process our Compensation Committee uses to determine CEO compensation and clarified the CEO’s target and maximum incentive opportunities
✓Enhanced our website disclosures on political contributions and diversity
✓Enhanced our proxy disclosures
✓Amended our governance principles to limit the number of public company boards on which our directors may serve
✓Designed our 2016 Incentive Compensation Plan to reflect evolving shareholder preferences

Secretary and Chief Governance Officer
We engage with governance representatives of our major shareholders, through in-person meetings and conference calls that occur during and outside of the proxy season. Members of the corporate governance, investor relations and executive compensation groups discuss, among other matters, company performance, emerging governance practices generally and specifically as regards our company, the reasons behind a shareholder’s voting decisions at prior meetings, and our executive compensation practices.

Board Involvement
Our Lead Independent Director has participated in joint IR and governance engagements with several of our largest shareholders, we make our Lead Independent Director available for engagement as requested by large shareholders, and we deliver our shareholders’ views and specific feedback to our directors.

Since January 2015, we have engaged with investors representing over 45 percent of shares outstanding.

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Board Committees

BOARD COMMITTEES

BOARD COMMITTEE RESPONSIBILITIES

Audit and Compliance Committee

Members:
Anne L. Lauvergeon
Michael O. Leavitt
Daniel L. Vasella (Chair)
Ronald A. Williams

Independence:
Each member of the committee is independent and financially literate

Audit Committee Financial
Expert: Mr. Williams meets the requirements as defined by SEC rules

Meetings in Fiscal Year 2015: 12

RESPONSIBILITIES:
Assist the Board in its oversight of the integrity of our financial statements and financial reporting processes, internal and external auditing, including the qualifications and the independence of the independent registered public accounting firm and the performance of the company’s internal audit services function, the integrity of our systems of internal control over financial reporting, and legal and regulatory compliance. The committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints we receive regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The committee also receives and discusses reports from management regarding significant reported ethics violations under our code of conduct and other corporate governance policies. The committee meets regularly in executive session with management, the company’s General Auditor, the company’s independent registered public accounting firm, and the company’s Chief Compliance & Ethics Officer. The duties of the committee with respect to oversight of our financial reporting process are described in the committee’s report on page 41 under Report of the Audit and Compliance Committee.

Compensation and Benefits Committee

Members: Ursula M. Burns Peter Chernin Samuel J. Palmisano Robert D. Walter (Chair) Ronald A. Williams Independence: Each member of the committee is independent Meetings in Fiscal Year 2015: 5

RESPONSIBILITIES:
Oversight responsibility for the compensation of our executive officers and designated key employees, including the applicable compensation plans and arrangements, as well as our employee benefit plans. The committee may delegate certain of its responsibilities to one or more committee members or to designated senior executives or committees in accordance with applicable laws, regulations and plan requirements. As part of this oversight responsibility, among other duties, the committee is responsible for approving an overall compensation philosophy and strategy for the company and its executive officers, including the selection of performance measures aligned with our business strategy, and for reviewing our compensation practices so that they do not encourage imprudent risk taking. The committee is also responsible for evaluating potential conflicts of interest with respect to its advisors. The processes and procedures by which the committee considers and determines Named Executive Officer compensation are described in the Compensation Discussion and Analysis.

Compensation Committee Interlocks and Insider Participation: None of the current members of the committee is a former or current officer or employee of the company or any of its subsidiaries. None of them has any relationship required to be disclosed under this caption under the rules of the SEC.

Innovation and Technology Committee

Members: Charlene Barshefsky Michael O. Leavitt Theodore J. Leonsis (Chair) Robert D. Walter Meetings in Fiscal Year 2015: 3

RESPONSIBILITIES:
The Innovation and Technology Committee was established by the Board to assist in its oversight of strategic innovation and technology. Among other matters, the committee reviews our technology strategy and technology transformation initiatives, product innovations, digital strategy, and metrics on innovation, digital developments and technology progress.

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Board Committees

Nominating and Governance Committee

Members: Peter Chernin (Chair) Samuel J. Palmisano Daniel L. Vasella Robert D. Walter Independence: Each member of the committee is independent Meetings in Fiscal Year 2015: 5

RESPONSIBILITIES:
Considers and recommends candidates for election to the Board; advises the Board on director compensation; oversees the annual performance evaluations of the Board and Board committees; advises the Board on corporate governance and board leadership; administers our Related Person Transaction Policy and oversees the company’s management succession process. The committee also discusses feedback from shareholders regarding our governance practices and advises on our shareholder engagement practices.

Public Responsibility Committee

Members: Charlene Barshefsky (Chair) Anne L. Lauvergeon Theodore J. Leonsis Richard C. Levin Meetings in Fiscal Year 2015: 3

RESPONSIBILITIES:
The Board established the Public Responsibility Committee in recognition of the importance of issues that affect the communities in which we work and the public interest in general. The committee reviews legislation and regulation affecting us, our philanthropic programs, our political action committee and corporate political contributions, our government relations activities, other policies affecting the communities in which we operate and our environmental programs.

Political Engagement Activities: We communicate with policymakers on public policy issues important to the company. In addition to our advocacy efforts, we participate in the political process through the American Express Political Action Committee (AXP PAC), funded solely by voluntary employee contributions. The AXP PAC does not contribute to presidential campaigns. We maintain comprehensive compliance procedures to ensure that our activities are conducted in accordance with all relevant laws, and management regularly reports to the Public Responsibility Committee regarding its engagement in the public policy arena and its political contributions. Information regarding our company’s political activities, including U.S. political contributions, may be found at http://about.americanexpress.com/news/pap.aspx.

Risk Committee

Members: Ursula M. Burns Richard C. Levin Daniel L. Vasella Ronald A. Williams (Chair) Independence: Each member of the committee is independent Meetings in Fiscal Year 2015: 7

RESPONSIBILITIES:
Assists the Board in its oversight of: the company’s enterprise-wide risk management framework; the policies and procedures established by management to identify, assess, measure and manage the risks facing the company; management’s execution of capital management; and liquidity planning. The committee meets regularly in executive session with the company’s Chief Risk Officer. The charter of the committee provides that the Chief Risk Officer has express authority to communicate directly at any time with the chair of the committee about any significant risk matter involving the company. Please see “How our Board Oversees Risk Management” on page 24 for a fuller description of the activities of the committee.

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Compensation of Directors

COMPENSATION OF DIRECTORS

The Nominating and Governance Committee reviews director compensation. Our objectives are to compensate our directors in a manner that attracts and retains highly qualified directors and aligns the interests of our directors with those of our long-term shareholders. In 2014, the committee engaged an independent compensation advisory firm, Semler Brossy Consulting Group, to assist the committee in its review of the competitiveness and structure of the company’s non-management director compensation. This review included a benchmark of our director compensation against the 20 companies, including financial institutions and other peers, that our Compensation Committee examines as a source of benchmarking data when examining the competitiveness of our executive compensation practices. The committee recommended an increase in director compensation, effective January 1, 2015. The committee did not change the form of director compensation.

The following table provides information on the 2015 compensation of non-management directors who served for all or a part of 2015. We also reimburse directors for reasonable out-of-pocket expenses attendant to their board service.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Charlene Barshefsky	$115,000	$165,000	$57,538	$337,538
Ursula M. Burns	$125,000	$165,000	$64,946	$354,946
Peter Chernin	$130,000	$165,000	$32,858	$327,858
Anne L. Lauvergeon	$120,000	$165,000	$7,997	$292,997
Michael O. Leavitt	$90,000	$165,000	$1,596	$256,596
Theodore J. Leonsis	$115,000	$165,000	$16,425	$296,425
Richard C. Levin	$120,000	$165,000	$36,569	$321,569
Samuel J. Palmisano	$110,000	$165,000	$8,610	$283,610
Steven S Reinemund	$60,000	$–	$12,872	$72,872
Daniel L. Vasella	$160,000	$165,000	$16,402	$341,402
Robert D. Walter	$160,000	$165,000	$58,296	$383,296
Ronald A. Williams	$165,000	$165,000	$59,281	$389,281

(1)	Annual Retainers. For service in 2015, we paid non-management directors an annual retainer of $95,000 for board service and an additional annual retainer of $20,000 to members (including the Chairs) of the Audit and Compliance and Risk Committees, $10,000 to members (including the Chair) of the Compensation and Benefits Committee, and $5,000 to members (including the Chairs) of the Innovation and Technology, Nominating and Governance, and Public Responsibility Committees. We also paid an annual retainer to the Chair of each of the Board committees as follows: Audit and Compliance, Compensation and Benefits, Nominating and Governance and Risk, $20,000; Innovation and Technology and Public Responsibility, $10,000. We pay no fees for attending meetings, but the annual retainer for board service of $95,000 is reduced by $20,000 if a director does not attend at least 75 percent of the aggregate board and committee meetings on which he or she serves. Our Lead Independent Director also receives an annual retainer of $25,000 (provided that if he or she is also the Chair of the Nominating and Governance Committee, the Lead Independent Director will not receive the annual retainer for service as chair of that committee).

All the non-management directors other than Mr. Reinemund deferred all or a portion of their 2015 retainers into a cash account, a share equivalent unit account, or both, under the deferred compensation plan described below in footnote 2.

Mr. Reinemund retired from board service effective May 11, 2015.

(2)	Share Equivalent Unit Plan. To align our non-management directors’ annual compensation with shareholder interests, each non-management director is credited with common share equivalent units (SEUs) upon election or reelection at each annual meeting of shareholders. Each SEU reflects the value of one common share. Directors receive additional SEUs as dividend equivalents on the units in their accounts. SEUs do not carry voting rights and must be held at least until a director ends his or her service. Each SEU is payable in cash equal to the then value of one common share at the time of distribution to the director. On May 11, 2015, the date of last year’s annual meeting, each non-management director elected to the Board was credited with SEUs having a value of $165,000, which consisted of 2,119 SEUs, based on the market price of our common shares for the 15 trading days immediately preceding such date. We report in this column the aggregate grant date fair value of these SEUs in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation.

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Director and Officer Liability Insurance

Deferred Compensation Plan for Directors. Non-management directors may defer the receipt of up to 100 percent of their annual cash retainer fees into either: (1) a cash account in which amounts deferred will be credited at the rate of 120 percent of the applicable federal long-term rate for December of the prior year, and/or (2) their SEU account. Under either alternative, directors will receive cash payments and will not receive shares upon payout of their deferrals.

The balance in directors’ SEU accounts at December 31, 2015 is set forth in the table below. These amounts represent the aggregate number of SEUs granted under the Share Equivalent Unit Plan for all years of service as a director, additional units credited as a result of the reinvestment of dividend equivalents, and, for directors who participated in the SEU option under our deferred compensation plan for directors, retainer amounts deferred into their SEU account and dividend equivalents thereon.

Name	Number of SEUs
C. Barshefsky	53,735
U.M. Burns	61,564
P. Chernin	31,099
A.L. Lauvergeon	9,291
M.O. Leavitt	3,346
T.J. Leonsis	16,979
R.C. Levin	27,165
S.J. Palmisano	8,860
S.S Reinemund	0
D.L. Vasella	12,745
R.D. Walter	47,093
R.A. Williams	49,362

(3)	Insurance. We provide our non-management directors with group term life insurance coverage of $50,000. The group life insurance policy is provided to the directors on a basis generally available to all company employees. This column includes the premium paid for such coverage.

Dividend Equivalents. Dividend equivalents are reinvested in additional units for all directors based upon total SEUs held at the time of company quarterly dividend payment dates. This column includes the fair market value of the dividend equivalents received by the directors during 2015 in these amounts: Amb. Barshefsky $57,492; Ms. Burns $64,900; Mr. Chernin $32,811; Ms. Lauvergeon $7,950; Gov. Leavitt $1,565; Mr. Leonsis $16,378; Mr. Levin $28,522; Mr. Palmisano $8,564; Mr. Reinemund $12,856; Dr. Vasella $11,356; Mr. Walter $50,250; and Mr. Williams $51,235.

Directors’ Charitable Award Program. We maintain a Directors’ Charitable Award Program for directors elected prior to July 1, 2004. To fund this program, we purchased joint life insurance on the lives of participating directors, including Mr. Chenault. The death benefit of $500,000 funds a donation to a charitable organization that the director recommends. The Company paid no premiums in 2015.

Matching Gift Program. Directors are eligible to participate in the company’s Matching Gift Program on the same basis as company employees. Under this program, the American Express Foundation matches gifts to approved charitable organizations up to $8,000 per calendar year. This column includes the amounts matched with respect to calendar year 2015.

DIRECTOR AND OFFICER LIABILITY INSURANCE

We have an insurance program in place to provide coverage for director and officer liability and for fiduciary liability arising from employee benefit plans we sponsor. The coverage for director and officer liability provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments, and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. The fiduciary liability portion of the program covers: us; our employee benefit plans; and the directors, trustees, and employees who serve as fiduciaries for our employee benefit plans. Subject to the policy terms and conditions, it covers losses from alleged breaches of fiduciary or administrative duties, as defined in the Employee Retirement Income Security Act of 1974 or similar laws or regulations. A portion of the program is blended with certain other insurances covering the company.

Effective from November 30, 2015 to November 30, 2016, this insurance is provided by a consortium of insurers. ACE American Insurance Company is the lead insurer. XL Specialty Insurance Company, Illinois National Insurance Company, Allied World Assurance Company Ltd., Freedom Specialty Insurance Company, Continental Casualty Company, Everest National Insurance Company, American International Reinsurance Company Ltd., Markel Bermuda Ltd., Starr Indemnity and Liability Company, and National

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Certain Relationships and Transactions

Liability & Fire Insurance Company provide excess coverage. The program also includes supplemental layers dedicated exclusively to providing coverage for directors and officers when we cannot indemnify them. The supplemental layers are provided by XL Specialty Insurance Company, Zurich American Insurance Company, Federal Insurance Company, Freedom Specialty Insurance Company, Continental Casualty Company, Everest National Insurance Company, U.S. Specialty Insurance Company, Travelers Casualty & Surety Company of America, Starr Indemnity and Liability Company, Allied World Assurance Company Ltd., American International Reinsurance Company Ltd., ACE Bermuda Insurance Ltd., and Lloyd’s of London. We expect to obtain similar coverage upon expiration of the current program. The annual premium for the program is approximately $5.0 million.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

In the course of our ordinary business activities, we engage in transactions, arrangements and relationships with many other entities, including financial institutions and professional organizations. Some of our directors, director nominees, executive officers, greater than 5 percent shareholders, and their immediate family members (each, a Related Person) may be directors, officers, partners, employees or shareholders of these entities. We carry out transactions with these firms on customary terms, and, in many instances, these individuals may not have knowledge of them. To the company’s knowledge, since January 1, 2015, no Related Person has had a material interest in any of our ongoing business transactions or relationships except as described below.

OUR RELATED PERSON TRANSACTION POLICY

Our written Related Person Transaction Policy governs company transactions, arrangements and relationships involving more than $120,000 in which a Related Person has a direct or indirect material interest (Related Person Transactions). Under the policy, Related Person Transactions must be approved by the Nominating and Governance Committee. The committee will only approve a transaction if, after reviewing the relevant facts and circumstances, it determines that the transaction is consistent with the best interests of the company. In the event we become aware of a Related Person Transaction that was not pre-approved under the policy, the committee will consider the options available, including ratification, revision or termination of the transaction. The policy does not supersede any other company policy or procedure that may apply to any Related Person Transaction, including our governance principles and codes of conduct.

The company’s Secretary is responsible for assisting the Nominating and Governance Committee in carrying out its responsibilities, and management is required to present to the committee the material facts of any transaction that it believes may require review. In cases where it is impracticable or undesirable to delay a decision on a proposed transaction until the next meeting of the committee, the chair of the committee may review and approve the transaction and then report any approval to the full committee at its next regularly scheduled meeting. If a matter before the committee involves a member of the committee, the member must be recused and may not participate in deliberations or vote on the matter.

PRE-APPROVED CATEGORIES OF RELATED PERSON TRANSACTIONS

The Nominating and Governance Committee has pre-approved the following categories of transactions as being consistent with the best interests of the company. These categories, which may constitute Related Person Transactions, are:

●	Executive officer compensation approved by the Board or the Compensation and Benefits Committee
●	Non-employee director compensation approved by the Board or the Nominating and Governance Committee
●	Director and officer insurance payments and indemnification payments made in accordance with the company’s certificate of incorporation or by-laws
●

Transactions in the ordinary course of business with entities at which a Related Person is a director, executive officer, employee and/or a less than 10 percent beneficial owner, provided the amounts involved do not exceed the greater of $1 million or 1 percent of the other entity’s annual revenues

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Certain Relationships and Transactions

●

Transactions with entities at which a Related Person is a director, provided that if the entity is not a partnership, the Related Person, together with all other Related Persons, holds a less than 10 percent equity interest in the entity; or if the entity is a partnership, the Related Person is a limited partner without any other position in the partnership and, together with all other Related Persons, holds a less than 10 percent equity interest in the partnership

●	Transactions in which the rates or charges are determined by competitive bids
●

Contributions by the company or the American Express Foundation to a charitable organization at which a Related Person serves as a director, executive officer and/or trustee, provided that the aggregate annual amount of such contributions, excluding contributions under the company’s gift match program and contributions under the company’s Directors’ Charitable Award Program, do not exceed the lesser of $1 million or 2 percent of the organization’s total annual revenues

●	Use of the company’s products and services on terms and conditions similar to those available to other customers or employees generally and
●	Transactions in which all shareholders receive the same benefits on a pro-rata basis

RELATED PARTY TRANSACTIONS

Our executive officers, directors and director nominees may from time to time take out loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. For example, our two U.S. card-issuing banks may extend credit to our directors, director nominees and executive officers under our charge or lending products. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries. Our executive officers, directors and director nominees may also have transactions with us involving other goods and services, such as travel services and investments in deposit products offered by subsidiaries of the company. These transactions are also in the ordinary course of our business, and we provide them on terms that we offer to our customers generally. Occasionally, we may have employees who are related to our executive officers, directors or director nominees. We compensate these individuals in a manner consistent with our practices that apply to all employees. The adult son of Mr. John Hayes, a former executive officer, is employed by the company in a non-executive position, and received compensation in 2015 of between $140,000 and $170,000. The compensation and other terms of employment of Mr. Hayes’ son are determined on a basis consistent with the company’s human resources policies.

Certain executive officers, directors and director nominees are affiliated with companies with which the company has entered into ordinary course business relationships from time to time, including ordinary course merchant relationships pursuant to which these companies accept our charge and credit card products and pay us fees when customers use these cards. From time to time, we may enter into joint marketing or other relationships with one or more of these companies in the ordinary course that encourage customers to apply for and use our cards. We also may provide ordinary course commercial card and bill payments services, or business insights to some of these companies for which these companies pay fees to us. We may engage in other commercial transactions with these companies and pay or receive fees in those transactions. We have a number of similar ordinary course relationships with Berkshire Hathaway Inc., its affiliates and companies in which they have significant investments. We have also purchased insurance products from subsidiaries of Berkshire Hathaway Inc. in the ordinary course of business and on arm’s-length terms.

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Corporate Responsibility at American Express

CORPORATE RESPONSIBILITY AT AMERICAN EXPRESS

COMMUNITY

At American Express, we believe that serving our communities is not only integral to running a business successfully; it is our responsibility as a citizen of the world. The mission of our corporate social responsibility program is to bring to life the American Express value of good corporate citizenship by supporting communities in ways that enhance the company’s reputation with employees, customers, business partners and other stakeholders. We do this by supporting visionary nonprofit organizations that:

●	Preserve and sustain unique historic places for the future;
●	Develop new nonprofit leaders for tomorrow; and
●	Encourage community service where our employees and customers live and work.

We realize the importance of preserving cultural assets around the world and, over the years, American Express has contributed nearly $60 million to historical preservation-related projects. This support has helped preserve iconic historic sites including George Washington University’s Corcoran Museum (Washington D.C.), the Tenement Museum (New York, NY), the National Heritage Board’s Singapore Riverwalk (Singapore), Colonial Williamsburg (Williamsburg, VA) and Massey Hall (Toronto, Canada).

Recognizing the difference that effective leadership can make, we support programs that help nonprofit groups develop talent within their organizations so they are better prepared to tackle the important issues of today and tomorrow. In 2015, we supported the training of over 6,000 emerging nonprofit leaders through grants to over 100 nonprofit organizations worldwide, totaling over $8 million. Additionally, to provide more opportunities for leadership development globally, we launched Leaderosity.com, an online training platform with the Presidio Institute.

By helping nonprofits increase their capacity to engage the public and our employees as volunteers, we have mobilized hundreds of thousands of volunteers across the globe. These projects address a wide range of causes, including environmental stewardship, access to education, health and wellness, youth mentoring and efforts to supply basic needs in underserved communities. Included in these efforts are the company’s programs that engage our employees in charitable giving and community service.

On an annual basis, our volunteer program—Serve2Gether—engages employees in more than 130,000 hours of company-sponsored volunteer service, and our employee giving campaign—Give2Gether—results in over $10 million in support of over 6,000 charitable organizations in the United States, Canada and India. Through Serve2Gether Consulting, which engages our employees in short-term pro bono consulting projects, we have delivered over 32,000 hours of consulting service valued at over $5 million to nonprofit organizations and social entrepreneurs worldwide.

We also have a long history of helping people in times of trouble. American Express and its employees have provided humanitarian relief to victims of numerous disasters—including wildfires, floods, earthquakes, tsunamis and other disasters. In the last decade, American Express has provided assistance for over 50 disasters in more than 35 countries, including Japan, Haiti, the Philippines and Superstorm Sandy in the northeastern United States.

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Corporate Responsibility at American Express

ENVIRONMENT

In the past few years, we have taken measurable actions to reduce our global carbon footprint, optimize the efficiency and sustainability of our workplace, support our customers in reducing their own environmental footprints, and encourage our suppliers and employees to act in more sustainable ways. We reduced our carbon emissions by 27.5 percent between 2007 and 2012, and building on this achievement, we have committed to reducing our absolute greenhouse gas emissions by 10 percent globally (vs. 2011 baseline) by the end of 2016. Other programs and achievements include:

●	Improving the efficiency and environmental profile of our buildings. Thirty percent of our global real estate portfolio is green-building certified, a 150 percent increase from last year.
●

Increasing the use of renewable energy. Fifty-five percent of the electricity used to power all American Express U.S. operations (including 100 percent of the electricity used to power company headquarters) was carbon-free, a 15 percent increase from the previous year.

●	Reducing paper usage in our business processes and sourcing environmentally preferable paper, electronics and other commodities.
●	Engaging employees in our environmental responsibility programs.

We have also been recognized for our progress in this sustainability journey.

●	American Express ranked in the top 10 in the Financials category in the 2015 Newsweek Green Ranking.
●

The U.S. Environmental Protection Agency recognized American Express as a top user of sustainable energy, naming us No. 48 on its annual National Top 100 list of the largest green power users in the United States.

●	American Express improved its Carbon Disclosure Project score from 86/C to 95/B.

Learn More About Corporate Responsibility at American Express Please visit our corporate website at http://about.americanexpress.com/csr to learn how we are making a difference in our communities.

2016 PROXY STATEMENT | 37

AUDIT COMMITTEE MATTERS

ITEM 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of PwC for 2016. If shareholders fail to ratify the appointment, the Audit and Compliance Committee will consider it a direction to consider other accounting firms for the subsequent year. One or more representatives of PwC will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

ITEM 2 RECOMMENDATION: Our Board of Directors recommends that you vote FOR the following resolution:

RESOLVED that the appointment by the Audit and Compliance Committee of the company’s Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the company, to audit the accounts of the company and its subsidiaries for 2016, is ratified and approved.

The Audit and Compliance Committee has sole authority to appoint and replace the company’s independent registered public accounting firm, which shall report directly to the committee, and is directly responsible for its compensation and oversight of its work. Each year the committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines. This includes a review of the firm’s internal quality control procedures, results of its most recent quality control reviews and steps taken to enhance the quality of its audits, and issues raised by recent governmental investigations. The committee reviews auditor independence matters, the firm’s audit strategy for the company, terms of the audit engagement, and the firm’s capabilities and communications to the committee. In February 2016, the committee reappointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the year beginning January 1, 2016. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner in 2014, the Chairman of the Audit and Compliance Committee was directly involved in the selection of PwC’s lead engagement partner.

38 | AMERICAN EXPRESS COMPANY

AUDIT COMMITTEE MATTERS
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The table below shows the actions taken by the Audit and Compliance Committee to support its recommendation.

ACTIONS TAKEN BY THE COMMITTEE TO SUPPORT ITS RECOMMENDATION

AREAS OF FOCUS	ACTIONS
Committee charter requires at least every 10 years a detailed review of the independent audit firm including as compared to other firms

PwC has been our independent auditor since 2005. This review, conducted in 2014, assessed PwC’s performance across the following criteria: professional expertise, audit engagement team performance, communications, independence and objectivity, and fees. A wide range of internal stakeholders were surveyed and asked to comment generally, identify areas for recognition and improvement, and indicate how PwC’s performance was trending over time. PwC’s audit fees were benchmarked against other firms based on publicly available data. The positive results of the review resulted in the decision to continue to engage PwC and also identified several areas with opportunity for improvement that were discussed with PwC.

PwC’s objectivity and independence

Reviews relationships between PwC and American Express that may reasonably be thought to bear on independence and reviews PwC’s annual affirmation of independence. Recognizing that independence and objectivity can be compromised by an auditor’s provision of non-audit services, the committee has approved a management policy that limits PwC’s provision of services other than audit and audit-related services to those situations where there is a compelling rationale.

Quality of PwC’s auditing practices and PwC’s commitment to quality, efficiency and adding value

Reviews issues raised by the Public Company Accounting Oversight Board (PCAOB) reports on PwC, PwC’s internal quality control procedures and results of PwC’s most recent quality control reviews, and issues raised by recent governmental investigations. Discusses PwC’s quality initiatives and steps PwC is taking to enhance the quality and efficiency of its audits with the lead engagement partner and with the PwC senior relationship partner assigned to American Express.

PwC’s performance as auditor

Discusses and comments on PwC’s audit plan and strategy for the audit, including the objectives, overall scope and structure of the audit, the resources provided for the audit and available at the firm, and the committee’s expectations. Receives periodic updates from the lead engagement partner on the status of the audit and areas of focus by PwC.

Performance of lead engagement partner

Committee chair is directly involved in selecting the lead engagement partner. During the year, committee chair meets one on one with the lead engagement partner to promote a candid dialogue and the committee meets in executive session with the lead engagement partner to discuss progress of the audit and any audit issues, to deliver committee feedback and to discuss any other relevant matters.

PwC’s communications with the committee	Committee gives feedback to the lead engagement partner on the clarity, thoroughness and timeliness of PwC’s communications to the committee.
Terms of the engagement and audit fees	Committee reviews the engagement letter and approves PwC’s audit fees.

2016 PROXY STATEMENT | 39

AUDIT COMMITTEE MATTERS
PricewaterhouseCoopers LLP Fees and Services

PRICEWATERHOUSECOOPERS LLP FEES AND SERVICES

FEES FOR 2015 AND 2014

The following table sets forth the aggregate fees billed or to be billed by PwC for each of the last two fiscal years (in thousands):

Types of Fees	Fiscal 2015	Fiscal 2014
Audit Fees	$21,844	$21,256
Audit-Related Fees(1)	3,454	4,553
Tax Fees	8	137
All Other Fees	50	65
Total	$25,356	$26,011

(1)	PwC performs the audit of the company’s pension plans for Switzerland and Hong Kong where the fees are paid by the respective plan. These fees are not included in Audit-Related Fees since they were not paid by the company. The total fees in 2015 and 2014 for these two audits were $31K and $35K, respectively.

In the table above, in accordance with the SEC’s rules, “Audit Fees” consist of fees for professional services rendered for the integrated audit of our financial statements, review of the interim consolidated financial statements included in quarterly reports, and services provided in connection with statutory and regulatory filings or engagements and other attest services. “Audit-Related Fees” consist of fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. The services included employee benefit plan audits, internal control reviews, attest services not required by statute or regulation, and consultations on financial accounting and reporting matters not classified as audit. “Tax Fees” consist of fees for professional services rendered for tax compliance and tax consulting services. “All Other Fees” are fees for any services not included in the first three categories.

POLICY ON PRE-APPROVAL OF SERVICES PROVIDED BY PRICEWATERHOUSECOOPERS LLP

The terms of our engagement of PwC are subject to the pre-approval of the Audit and Compliance Committee. All audit and permitted non-audit services require pre-approval by the committee in accordance with pre-approval procedures established by the committee. In accordance with SEC rules, the committee’s pre-approval procedures have two different approaches to pre-approving audit and permitted non-audit services performed by PwC. Proposed services may be pre-approved pursuant to procedures established by the committee that are detailed as to a particular class of service without consideration by the committee of the specific case-by-case services to be performed if the relevant services are predictable and recurring. We refer to this pre-approval method as “general pre-approval.” If a class of service has not received general pre-approval, the service will require specific pre-approval by the committee before such service is provided by PwC. All services provided by our independent registered public accounting firm have been pre-approved in accordance with these procedures. The procedures require all proposed engagements of PwC for services of any kind to be directed to the company’s Comptroller and then submitted for approval to the committee (or, should a time-sensitive need arise, to its chair) prior to the beginning of any services.

40 | AMERICAN EXPRESS COMPANY

AUDIT COMMITTEE MATTERS
Report of the Audit and Compliance Committee

OTHER TRANSACTIONS WITH PRICEWATERHOUSECOOPERS LLP

We have a number of business relationships with individual member firms of the worldwide PricewaterhouseCoopers organization. Our subsidiaries provide card services to some of these firms and these firms pay fees to our subsidiaries. These services are in the normal course of business, and we provide them pursuant to arrangements that we offer to other similar clients.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

A role of the Audit and Compliance Committee is to assist the Board in its oversight of the company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. PwC is responsible for auditing the company’s financial statements and its internal control over financial reporting, in accordance with the standards of the PCAOB, and expressing opinions as to the conformity of the financial statements with accounting principles generally accepted in the United States and the effectiveness of internal control over financial reporting.

In the performance of its oversight function, the Audit and Compliance Committee has reviewed and discussed with management and PwC the company’s audited financial statements. The Audit and Compliance Committee also has discussed with PwC the matters required to be discussed by Auditing Standard No. 16, as adopted by the PCAOB, relating to communications with audit committees. In addition, the Audit and Compliance Committee has received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the audit committee concerning independence, has discussed with PwC their independence from the company and its management, and has considered whether PwC’s provision of non-audit services to the company is compatible with maintaining the firm’s independence.

The Audit and Compliance Committee discussed with the company’s General Auditor and PwC the overall scope and plan for their respective audits. Internal Audit is responsible for preparing an annual audit plan and conducting internal audits under the direction of the company’s General Auditor, who is accountable to the Audit and Compliance Committee. The Audit and Compliance Committee met with each of the General Auditor, the Comptroller and PwC, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. In addition, the Audit and Compliance Committee met with the Chief Executive Officer and Chief Financial Officer of the company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the company’s financial statements and the effectiveness of the company’s systems of disclosure controls and procedures and internal control over financial reporting.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors, and the Board has approved, that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

AUDIT AND COMPLIANCE COMMITTEE

Daniel L. Vasella, Chairman
Anne L. Lauvergeon
Michael O. Leavitt
Ronald A. Williams

2016 PROXY STATEMENT | 41

EXECUTIVE COMPENSATION

ITEM 3

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

Pursuant to regulations under Schedule 14A of the Securities Exchange Act of 1934, we are asking you to approve on an advisory basis the compensation of American Express’ named executive officers disclosed in the Compensation Discussion and Analysis (CD&A), the Summary Compensation Table and the related compensation tables, notes, and narrative in this proxy statement.

The Board of Directors believes that the compensation of our executive officers is aligned with performance, is sensitive to our share price, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber of executive talent necessary to drive our business forward and build sustainable value for our shareholders. We believe our executive compensation program delivers pay which is strongly linked to company performance over time.

We engage with shareholders throughout the year, including discussing our compensation program and practices, and we also obtain feedback through this annual say on pay vote. Although this advisory vote is non-binding, the results of this vote and the views expressed by our shareholders in these discussions will inform the Compensation and Benefit Committee’s future decisions about our executive compensation. Our next say on pay vote will occur at the 2017 annual meeting.

ITEM 3 RECOMMENDATION: Our Board of Directors recommends that you vote FOR the following advisory resolution:

RESOLVED that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is approved.

42 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Throughout this Compensation Discussion and Analysis (CD&A) we employ a number of abbreviations or acronyms that refer to specific components of the company’s compensation program. While each term is described in greater detail in the following discussion, a glossary of terms is provided on page 59.

Our Compensation Philosophy

Our pay program is designed to drive sustainable growth, recognize and reward outstanding performance and attract, retain and motivate our leaders in a competitive environment. We believe our compensation program effectively aligns company goals and performance with pay outcomes for executives.

Overall Objectives	Motivate our executives to:

●Achieve day-to-day operational excellence

●Meet short-term goals and strategic milestones while delivering on our longer-term business strategies, so we can continue to build shareholder value

●Support “Service Profit Chain” goals: engaged employees delivering superior customer service leads to satisfied customers, which in turn produces superior financial results for shareholders

Pay for Performance	Provide a strong link between pay and performance by:

●Assessing performance in a balanced, holistic, and multi-faceted manner, including through the use of performance measures that are tied to both financial performance and our strategic initiatives, as well as including risk/control and compliance measures

●Discouraging imprudent risk taking by avoiding too much emphasis on any one metric or short-term performance

●Using judgment when making pay decisions, taking into account both what was accomplished and how it was accomplished

Pay Mix Principles	Provide competitive opportunities for pay commensurate with job scope, required competencies and performance by:

●Using a mix of some fixed and mostly variable pay components with different time horizons and payout forms (cash and stock) to reward both annual results and sustained performance over the longer-term

●Deferring a majority of incentive compensation for three or more years

●Requiring executive officers to have significant outright ownership of company shares

2016 PROXY STATEMENT | 43

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

We believe our compensation philosophy aligns the interests of our shareholders and senior executives. Each element of our compensation program has a specific objective and the program is designed to reward annual and sustained performance over the longer-term. We follow the same program for all senior management, but vary pay mix by level to provide more pay for performance considering the seniority of a role. The CEO’s pay structure is also the same, but given his role, the Compensation Committee places more emphasis on long-term and stock-based incentives (see page 48 for how the CEO is compensated). The following table provides information on each element of our program.

Elements of Our 2015 Total Direct Compensation

Compensation Element	Performance Period	Performance Measures	What It Does
Base Salary	—	●Pay aligned to experience and job scope	●Provides competitive fixed pay ●Balances risk-taking concerns with pay for performance

Annual Incentive Award (AIA)	1 Year
●Shareholder (e.g., earnings per share (EPS), revenue, return on equity (ROE), and billed business growth)

●Customer/Strategic and Transformational (e.g., customer satisfaction score, core business growth, international expansion)

●Employee (e.g., diversity goals, succession planning)

●Aligns bonus with individual leadership assessment, business unit, and company performance metrics

●Evaluates performance against strategic/transformational, and risk/control and compliance goals

●Paid in cash

●Historically, all or a portion of CEO’s earned amount is deferred into RSUs to further link pay with future performance

Portfolio Grant Award	3 years (2016-2018)	●Financial metrics* (e.g., EPS) ●Strategic milestones* ●Vests 3 years after grant
●Payout range is 0-125% of target

●Ties payout to achievement of specific financial performance targets and strategic milestones

●Paid in cash

●Historically, all or a portion of CEO’s earned amount is deferred into RSUs to further link pay with future performance

Performance Restricted-Stock Unit Award (RSU)		●ROE (3-year average) ●Vests 3 years after grant	●Payout range is 0-125% of target; average ROE between 23-27% provides 100% target payout** ●Ties payout to achievement of ROE performance target ●Aligns payout with share price ●Paid in shares

Stock Option Award (SO)	10 Years (2016-2025)	●Stock price ●Vests 3 years after grant	●Aligns payout directly with shareholder value creation ●Paid in shares

*

The company discloses the specific performance metric goals as well as the performance outcomes of each Portfolio Grant (PG) award at the end of the performance period. Pages 55 and 56 discuss the goals and final results for the PG 2013-15 award granted in 2013. The company does not disclose the goals at the time of the grant because of competitive sensitivity. The Compensation Committee sets annual PG goals in the first quarter of each year. In order to provide more emphasis on financial performance that is likely to drive long-term shareholder value, the Compensation Committee is considering replacing the TSR metric for the PG 2016-18 cycle with other financial metrics.

**	Performance RSU payout matrix used for this award is the same as is shown in the 2015 Proxy Statement on page 27.

44 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

2015 CEO Performance and Compensation
Review Process

The Compensation Committee follows a rigorous framework to assess performance and determine each Named Executive Officer's (NEO) compensation. Under the framework used to determine the CEO’s Total Direct Compensation (TDC), the Compensation Committee evaluated the CEO’s 2015 performance based on the achievement of pre-determined financial goals, strategic and transformational initiatives, performance relative to our competitors and financial markets, and a risk/control and compliance assessment. The framework uses both qualitative and quantitative factors and is designed to provide a broad and balanced view of performance.

CEO Performance Assessment Framework

1	Phase 1 Set CEO Goals	2	Phase 2 Set Target Compensation	3	Phase 3 Review CEO Performance and Set Final TDC

Phase 1—Set CEO Goals
In the first quarter of 2015, the Compensation Committee approved goals related to three key Service Profit Chain constituencies: shareholders, employees, and customers. Goals were established that reflect rigorous financial targets, incorporate significant business metrics, address the importance of employee engagement, diversity, and customer service in creating sustainable value, and drive our future growth.

Shareholder Goals (50%)	Employee Goals (25%)	Customer/Strategic and Transformational Goals (25%)
●Profit / Return (EPS, ROE) ●Revenue and Billed Business Growth ●Cost Containment (Operating Expense Growth, Lending Write-off Rates) See page 46.	●Succession planning for key roles ●Improved workplace culture and diversity ●Improved talent management ●Validation of programs through external recognition
●Accelerate growth in core businesses (e.g., strengthen merchant network)
●International expansion (e.g., billed business growth)
●Promote growth of new businesses and customer segments (e.g., Loyalty Partner Growth)
●Drive growth of our digital and commerce-related businesses (e.g., Express Checkout)

The above Goals are evaluated with consideration of both absolute and peer relative performance as well as Risk/Control and Compliance Goals.

Phase 2—Set Target Compensation for 2015
In the first quarter of 2015, the Compensation Committee set the CEO’s target compensation for 2015 at $22 million (unchanged from 2014) considering several factors, including prior year compensation and market data. The CEO’s target compensation is tied to achievement of superior performance against robust goals set at the start of each year. The following table details the components of the CEO’s target compensation:

Target Value
Compensation Element	($000s)
Base Salary	$2,000
Annual Incentive Award	$6,625
Portfolio Grant Award	$5,125
Performance RSUs*	$6,109
Stock Options*	$2,141
Total Target Compensation	$22,000
*	The combined equity target value was $8,250,000. Generally, the Compensation Committee grants an equal number of stock options and Performance RSUs. The values for the equity compensation elements are approximated in the table above using the January 26, 2015 stock price and Black-Scholes valuation on that date.

2016 PROXY STATEMENT | 45

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

The Compensation Committee could determine to grant 0-125 percent of the target value for each of the compensation elements except Base Salary, depending on the company’s 2015 financial results as well as the Compensation Committee’s assessment of the CEO’s performance against goals. Further, the Compensation Committee's framework allows the Compensation Committee to adjust the final performance score downwards or upwards (but not in excess of the 125 percent maximum) by 5-10 percent to specifically reflect any risk/control and compliance assessments.

Phase 3—Review CEO Performance and Set Final TDC
The compensation decisions made by the Compensation Committee in the first quarter of 2016 were based on a review of 2015 performance, and took into account both the positive achievements in strengthening our business and the areas where we faced headwinds and performance was below target.

●	Positive achievements in 2015: Healthy loan growth, strong card acquisitions, excellent credit performance, disciplined operating expense control and continued strong capital position
●	Negative developments in 2015: Our 2015 reported EPS was below our 2014 results ($5.56). Our billed business growth and revenue growth did not meet expectations set at the start of the year. Our results were also negatively impacted by the impairment of goodwill and technology, as well as restructuring costs, related to our Enterprise Growth business

●	Headwinds we faced in 2015: Increased costs associated with early renewals of certain of our co-brand relationships, end of our relationship with Costco in Canada, strong U.S. dollar, increased spending on growth initiatives for the year, more challenging external environment

In January 2016, the Compensation Committee reviewed the following results against CEO goals:

Goal	2015 Performance
Shareholder (50% overall weighting)		Actual	Target
	EPS	$5.05 (Adjusted $5.382)	$5.18-$5.38
	Revenue Growth	4% (Adjusted3)	3% to 4%
	ROE	24.0% (Adjusted 25.6%2)	25.0% or more
	FX-adjusted Billed Business Growth	6% (FX-adjusted4)	8-9%
	Adjusted Operating Expense Growth[5]	-2%	Less than 3%
	Write-Off Rate	1.4%	1.32 to 1.68%
Other:
●More than $5 billion was returned to our shareholders in 2015
●Expanded merchant network, adding more than 1.2 million new merchants globally
●Processed $1.04 trillion in worldwide billed business (including cards issued by third parties), an increase of 2 percent (6 percent on an FX-adjusted basis over last year4)
●Card Member acquisition strategy brought in 7.7 million new cards in the United States proprietary business and we had 117.8 million total worldwide cards-in-force as of December 31, 2015
●Lending business grew faster than the market, while we maintained our industry-best credit performance

(2)	Adjusted EPS and adjusted ROE are non-GAAP measures and exclude a fourth quarter 2015 $335MM after-tax charge ($419MM pretax) in Enterprise Growth, which was driven primarily by the impairment of goodwill and technology assets in addition to restructuring costs. Management believes adjusted EPS and ROE are useful in evaluating the ongoing operating performance of the company. Please refer to Annex A for reconciliations to EPS and ROE on a GAAP basis.

(3)	The growth rate of total revenues net of interest expense, adjusted for FX and excluding Business Travel revenues from H1’14 and the gain on the Q4'14 sale of the Concur investment is a non-GAAP measure. Refer to Annex A for a reconciliation.

(4)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for 2015 apply to the period(s) against which such results are being compared), making it easier to compare performance in one period to another period without the variability caused by fluctuations in currency exchange rates. Certain amounts included in the calculation of FX-adjusted revenues and expenses, which constitute non-GAAP measures, are subject to management allocations.

(5)	The growth rate of adjusted total operating expenses, a non-GAAP measure, excludes restructuring charges in Q2’14 and Q4’14, H1’14 Business Travel operating expenses, Q2’14 Business Travel JV gain and transaction-related costs, Q2’14 AXP Foundation contribution and Q4’15 Enterprise Growth charge from total operating expenses. The reported operating expense growth rate was -3 percent for 2015. Refer to Annex A for a reconciliation of the adjusted growth rate and its components.

46 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Goal	2015 Performance
Employee (25% overall weighting)
●Succession planning for key roles aligned with board expectations; and we incorporated 360° feedback reviews for senior executives
●Diversity measures were achieved above target, while talent measures met target expectations
●We continued to be recognized as a global Employer of Choice. Recognized in 24 U.S. surveys (including Working Mother, Fortune, and Black Enterprise) and internationally in 10 countries

Customer/Strategic and Transformational (25% overall weighting)
●Customer Service exceeded target (as measured by the “Recommend to a Friend” score)
●Expanded merchant coverage through OptBlue initiatives
●Grew in international markets, including billings growth on an FX-adjusted basis (excluding Canada) and an increase in international active locations in force
●Progress towards expanding Loyalty Partner revenue
●Continued expansion of Card Member spending in the everyday category
●Utilization of Big Data capabilities to drive value, including establishment of marketing platform
●Launch of Express Checkout in U.S. and internationally

Total Shareholder Return*
American Express’ total shareholder return (TSR) was (24%), 26%, and 73% over a period of one-, three-, and five-years, respectively. Over a five-year period, American Express shares outperformed the S&P 500 Financials index, but underperformed as compared to the S&P 500 index.

● American Express ● S&P 500 Index ● S&P Financials Index

*

Total Shareholder Return (TSR) is the total return on common shares over a specified period, expressed as a percentage (calculated based on the change in stock price over the relevant measurement period and assuming reinvestment of dividends). Source: Bloomberg (returns compounded daily).

Risk and Performance Discretionary Modifiers
In determining the appropriateness of Mr. Chenault’s TDC, the Compensation Committee considered the above mentioned Shareholder, Employee, and Customer/Strategic and Transformation results as well as the company’s relative performance against our peers (e.g., EPS, TSR, write-off rates). In doing so, the Compensation Committee also reviewed the risk assessment and certification by the Chief Risk Officer that the company’s 2015 results were achieved by taking economic and controlled risk, without taking imprudent risks. In addition to the company’s performance overall, the Compensation Committee also considered Mr. Chenault’s leadership contributions.

2016 PROXY STATEMENT | 47

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

2015 CEO Total Direct Compensation (TDC)

After taking into account the company’s performance and evaluating Mr. Chenault’s leadership contributions, the Compensation Committee determined to award him 2015 TDC of $18.525 million–a decrease of 16 percent from his target compensation. Details regarding these pay decisions are outlined below:

CEO 2015 Total Direct Compensation
●40% below 2015 target ●51% below 2014	●16% below 2015 target ●26% below 2014

In millions:

● ANNUAL INCENTIVE AWARD (AIA)          ● LONG-TERM INCENTIVE AWARD (LTIA)

Almost 89 percent of total TDC is deferred and tied to company performance.

Note Regarding 2015 TDC Decisions and Summary Compensation Table

It is important to recognize that the way the Compensation Committee presents TDC in the preceding chart is different from the SEC-required disclosure in the Summary Compensation Table (SCT) and is not a substitute for the information in that table (shown on page 60). In the chart above, the Stock Options and Performance RSUs are valued under the same methodology used for purposes of SCT disclosure; however, the Compensation Committee makes compensation decisions in the first quarter for performance in respect of the prior year (i.e., 2015 TDC decisions are made in the first quarter of 2016). The SCT disclosure follows the SEC rules that require disclosure of equity awards as compensation for the year when granted. As a result, equity grants in respect of 2015 performance granted in January 2016 will be included in the SCT in next year’s proxy statement while the SCT in this proxy statement includes equity awards granted in 2015 in respect of 2014 performance.

In summary, it is essential to understand that the main difference between the SCT and the chart above is due to the Compensation Committee providing a significant portion of the CEO’s compensation in equity awards and the timing of disclosure related to equity awards.

48 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

CEO Pay – Awarded Total Direct Compensation (January 2013 – January 2015) and Realizable Compensation Comparison6

In 2015, our compensation program delivered almost 89 percent of Mr. Chenault’s TDC in the form of incentives that are tied to the company’s future financial, strategic, and stock performance. The chart below is used to demonstrate the strong link between pay outcomes and performance that is provided by the significant deferral of TDC in our compensation program.

In the following chart:

●	Target Compensation is specified by the Compensation Committee at the start of each year
●	Awarded Total Direct Compensation (Awarded TDC) includes salary, AIA earned and the grant date value of long-term incentives granted in January for performance in the prior year[7]
●	Realizable Compensation refers to the value in January 2016 of Awarded TDC (Please refer to page 59 for the methodology used to determine Realizable Compensation)

CEO-Awarded TDC vs Realizable Compensation (Three-Year Average)

●	January 2013 - January 2015 Awarded TDC (Average)[8]
●	January 2013 - January 2015 Realizable Compensation (Average)[9]

In millions:

Realizable Compensation is 29 percent lower than Awarded TDC over the 3-year period while TSR[10] was down 6 percent.

The 29 percent reduction from Awarded TDC to Realizable Compensation is primarily driven by the reduction in the value of long-term incentives granted due to our stock price decline since the time of grant as well as our financial performance being below plan levels.

Other Named Executive Officers’ TDC

To determine compensation for the other NEOs, The Compensation Committee follows a process that is similar to that used for the CEO. In the case of the other NEOs, the CEO first develops recommendations based on his assessment of company and individual performance and our pay mix guidelines.

The following information provides highlights of specific individual and business performance considered in the pay recommendations for the other NEOs. When approving pay decisions for the other NEOs, the Compensation Committee assessed the company’s overall performance as described in the discussion of CEO pay above, individual achievements of each NEO against goals set for such NEO at the start of the year, and each NEO’s leadership over the year. Each NEO’s results were also assessed in the context of a risk/control and compliance rating given to each business unit and staff group.

(6)	This analysis is a supplement and is not a substitute for the Summary Compensation Table presented on page 60.

(7)	See page 34 of the Proxy Statement filed in March 2013 for details on January 2013 Awarded TDC. See page 33 of the Proxy Statement filed in March 2014 for details on January 2014 Awarded TDC. See page 33 of the Proxy Statement filed in March 2015 for details on January 2015 Awarded TDC.

(8)	January 2013 Awarded TDC - $22 million; January 2014 Awarded TDC - $24.4 million; January 2015 Awarded TDC - $25.1 million. See footnote 7 for additional details.

(9)	Realizable Compensation is $18.1 million, $16.3 million, and $16.2 million from Awarded TDC in January 2013, January 2014, and January 2015, respectively.

(10)	The Compensation Committee makes pay decisions at its meeting at the end of each January (covering pay for the prior fiscal year). Cash incentives are paid in the first quarter (following the Compensation Committee meeting date) and long-term incentives are granted soon after awards are approved by the Compensation Committee. Therefore, for the purposes of this analysis, the company’s three-year TSR is calculated from January 31, 2013 to January 31, 2016, and we use the closing share price on January 29, 2016 ($53.50) because that was the last business day of January 2016.

2016 PROXY STATEMENT | 49

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Stephen J. Squeri, Vice Chairman
Mr. Squeri has served as Vice Chairman since July 2015. He is responsible for Global Commercial Payments, the global business-to-business group which consists of the company’s Corporate and Small Business organizations, merchant financing and foreign exchange services businesses. In addition, he oversees Prepaid & Alternative Payments, fee-based services and the Global Services Group, which comprises the company’s shared services functions including global customer care, credit administration, technology, real estate, procurement, financial operations and security. His 2015 achievements included:

●	Delivered solid financial results in business units he managed including strong expense management
●	Delivered superior customer service globally, as evidenced by improved customer satisfaction metrics
●	Enabled a number of different capabilities across the company that drove significant progress against the company’s business objectives
●	Improved operational efficiency and effectiveness through continued globalization and consolidation of key processes and functions
●	Successfully completed the majority of American Express Global Business Travel Joint Venture separation activities

Jeffrey C. Campbell, Executive Vice President and Chief Financial Officer
Mr. Campbell has served as Executive Vice President and Chief Financial Officer since August 2013. He is responsible for leading the company’s Finance and Corporate Development organizations and representing American Express to the financial community. His 2015 achievements included:

●	Assisted in achieving operational cost targets aligned with the company’s risk-balanced plan
●	Ensured a strong financial and regulatory reporting control environment
●	Continued to enhance planning processes consistent with regulatory requirements and managed the company’s CCAR and Basel processes to achieve the company’s capital, funding and liquidity plans
●	Effectively communicated the company’s business and financial information to regulatory bodies and the financial community
●	Exhibited leadership that impacted the company’s strategic and financial decisions

Laureen E. Seeger, Executive Vice President and General Counsel
Ms. Seeger has served as Executive Vice President and General Counsel since July 2014. During 2015, she led the Law, Compliance, Government Affairs and Corporate Secretarial functions. Her 2015 achievements included:

●	Delivered exceptional guidance and leadership to executive management and the Board of Directors on legal and governance ramifications pertaining to strategic matters
●	Supported key business initiatives, including strategic customer agreements and new product launches
●	Continued to strengthen the company's compliance program to achieve outcomes, enhancements and sustainability at levels consistent with regulatory requirements
●	Monitored, advised on, and championed the company's interests with respect to emerging global regulation
●	Vigorously defended the company’s interests in litigation

Douglas E. Buckminster, President, Global Consumer Services
Mr. Buckminster has served as the President, Global Consumer Services Group since October 2015. His 2015 achievements included:

●

Delivered strong financial results with significant progress in the proprietary issuing, network, and coalition loyalty businesses. Re-signed key co-brand partnerships (e.g., British Airways, Cathay Pacific, Singapore Airlines)

●	Maintained focus on expense management, driving efficiencies, and implementing effective business transformation initiatives
●	Allocated strategic investments in digital capabilities and emerging businesses instrumental to future growth of the franchise
●	Continued Global Network Services growth through record levels of revenue and income. Billings growth was driven by key partnerships in Asia and the UK
●

Led growth in the coalition loyalty business (Loyalty Partner) with strong year-over-year increases in revenue and active collectors, including the launch of an industry-first coalition in the United States

50 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

NEOs TDC Decisions ($000s)
The Compensation Committee’s TDC decisions for the NEOs for performance year 2015 are presented in the table below. Overall, January 2016 TDC was lower than the prior year as the 2016 decisions reflected the company’s 2015 financial results. Mr. Squeri’s 2016 TDC also reflected his July 2015 promotion to Vice Chairman and increased responsibilities, and Mr. Buckminster’s 2016 TDC reflected his increased leadership responsibilities and his October 2015 promotion.

	S.J. Squeri	J.C. Campbell	L.E. Seeger	D.E. Buckminster
Base Salary	$1,350	$1,000	$800	$700
AIA	$2,750	$2,850	$1,225	$1,650
Equity—Performance RSUs*	$3,763	$2,023	$1,619	$1,295
Equity—SOs*	$887	$477	$381	$305
PG	$1,500	$1,500	$1,100	$1,200
TDC	$10,250	$7,850	$5,125	$5,150
	(down 8% from	(down 18% from	(N/A**)	(up 0.5% from
	January 2015)	January 2015)		January 2015)

A majority of these four NEOs’ TDC is tied to future performance of the company, including stock price performance.

NEO Promotions***
In July 2015, Mr. Squeri was promoted to Vice Chairman. In connection with this promotion, Mr. Squeri’s base salary was increased to $1,350,000 (an 8 percent increase from 2014). Additionally, he received a one-time RSU award in the amount of $5,000,000 that will vest three years after date of grant.

In October 2015, Mr. Buckminster was promoted to President of Global Consumer Services. In connection with this promotion, Mr. Buckminster’s base salary was increased to $700,000 (a 17 percent increase from 2014).

Post-Employment Payments to Mr. Gilligan
Mr. Gilligan passed away in May 2015. Payments were made in accordance with plan terms applicable upon an employee’s death. For additional details, refer to Potential Payments Upon Termination or Change in Control (CIC) on pages 70-73.

NEO Offer Letters
Mr. Campbell – In July 2015, Mr. Campbell received a payment of $2,000,000 which reflected the final payment of the sign-on cash award he received that replaced a portion of long-term incentives forfeited at his prior employer as a result of joining the company.

Ms. Seeger – In connection with her employment offer letter, entered into in May 2014, Ms. Seeger is entitled to a total sign-on cash award of $7,900,000 payable over a period of three years (2015-2017) to replace a portion of long-term incentives she forfeited at her prior employer as a result of joining the company. The first of these payments was made in July 2015.

Additional information on these sign-on cash awards is provided on pages 70-73 in the Potential Payments Upon Termination or Change in Control (CIC) table.

*	The NEOs received Performance RSUs that are earned based on three-year average (2016-2018) ROE performance. For the total equity awards, an equal number of shares were granted in the form of Performance RSUs and stock options.

**	Ms. Seeger joined the company in July 2014.

***	For additional details, refer to the Summary Compensation Table on page 60, and the Grant of Plan-Based Awards on page 63.

2016 PROXY STATEMENT | 51

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Executive Compensation Practices and Governance

Compensation Committee Governance
The Compensation Committee endeavors to follow good governance practices and is composed solely of independent directors. The Compensation Committee is responsible for our executive officer compensation decisions. The Compensation Committee held five meetings over the course of 2015, all of which ended with executive sessions without management present. The Compensation Committee has retained Semler Brossy Consulting Group (Semler Brossy) as its independent compensation consultant. During 2015, Semler Brossy attended Compensation Committee meetings, including executive sessions and provided compensation advice independent of the company’s management. The Compensation Committee assessed the independence of Semler Brossy pursuant to SEC rules and concluded that their work for the Compensation Committee did not raise any conflicts of interest.

Shareholder Feedback/Consideration of 2015 Advisory Vote on Executive Compensation

We have benefited from shareholder feedback about executive compensation, including feedback given through our say on pay votes for the past seven years. Our say on pay proposal received 96.5 percent support in 2015. At the direction of our Board of Directors, we reach out each year to our largest shareholders to discuss topics including our performance, executive compensation program, proxy disclosures and corporate governance. Since January 2015, we have engaged with investors representing over 45 percent of shares outstanding, and the Chairman of our Compensation Committee has participated in these discussions with several of our largest shareholders. We bring feedback from these discussions to our Board of Directors, including the Compensation Committee and the Nominating and Governance Committee. Over the past few years, shareholder feedback has influenced a number of changes to our executive compensation program, including:

●	Adding performance vesting to our annual restricted stock unit grant
●	Requiring the CEO to retain a portion of shares granted until after retirement
●	Modifications to our peer group
●	Enhancements to the process the Compensation Committee uses to determine CEO compensation
●	Clarifying the CEO’s target and maximum incentive opportunities

The Compensation Committee will continue to consider the outcome of say on pay vote results and other shareholder input in making future decisions regarding executive compensation.

52 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Key Compensation Practices
Key executive compensation practices are summarized below. We believe these practices promote good governance and serve the interests of our shareholders:

WHAT WE DO

✓	Link pay outcomes to company performance and total shareholder return
✓	Defer a significant portion of our NEOs’ total pay, so that it is subject to future company performance and aligned with shareholder interests
✓	Maintain ongoing dialogue with shareholders and incorporate their feedback in our compensation programs
✓	Apply sizable stock ownership guidelines for NEOs, including a requirement that the CEO hold a portion of his shares through one year after retirement
✓	Discourage imprudent risk taking, including Chief Risk Officer review of goals and results to certify that actual results were achieved without taking imprudent risks
✓	Prohibit executive officers from hedging their company stock, which includes entering into any derivative transaction on company shares (e.g., short sale, forward, option or collar)
✓	Prohibit executive officers from pledging shares subject to stock ownership guidelines, and strictly control whether any shares may be pledged at all (no executive officer shares are pledged)
✓	In depth review of CEO’s and NEOs’ goals and performance by an independent Compensation Committee
✓	Provide Compensation Committee discretion to clawback the cash portion of the CEO’s AIA if the company does not achieve acceptable performance in the following year
✓	Subject cash incentives and equity awards to recoupment and forfeiture provisions
✓	Evaluate management succession and leadership development efforts
✓	Maintain a cap on CEO incentive compensation payments (125 percent of target)
✓	Require termination of employment in addition to a change in control for accelerated equity vesting (known as “double trigger”)
✓	Include criteria in incentive compensation plans to support tax deductibility for the company

WHAT WE DO NOT DO

✗	No employment contracts with NEOs
✗	No payment of dividends or dividend equivalents on RSUs granted to NEOs until they vest
✗	No excise tax gross-ups upon a change in control
✗	No repricing of underwater stock options without shareholder approval
✗	No individual change in control arrangements

Assessing Competitive Positioning
Our pay program is designed to reward achievement of financial and strategic goals and to attract, retain and motivate our leaders in a competitive talent market. The Compensation Committee periodically examines pay practices and pay data for a group of 20 companies as a source of benchmarking data to better understand the competitiveness of our total compensation and its various elements. The benchmarking data is used to assess the competitiveness of compensation but is not used to make specific pay decisions. We do not target a specific percentile or make pay decisions based on market data alone. As a result, performance and retention are the primary drivers of pay levels as opposed to market data.

2016 PROXY STATEMENT | 53

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

How We Select the Company Peers
In selecting the current peer group, the Compensation Committee identified prominent S&P 500 companies, generally with revenue similar in size to ours, which fell into one or more of the following categories:

●	Financial institutions
●	Iconic global consumer brands
●	Other credit card businesses
●	Technology companies with an emphasis on payments or network systems

The actual number of companies in each category varies, taking into account factors such as revenue size and direct business and talent competitors. The Compensation Committee believes that the companies below continued to be a reasonable group to benchmark competitive practices, and as such, no changes were made to our peers in 2015.

Comparator Group 2015
Bank of America Bank of New York Mellon BlackRock Capital One Financial Citigroup Goldman Sachs JPMorgan Chase Morgan Stanley US Bancorp Wells Fargo
Coca-Cola Colgate Palmolive Nike PepsiCo Walt Disney
Discover MasterCard Visa
Cisco eBay

How We Discourage Imprudent Risk Taking
Our executive compensation program is structured to provide a balance of cash and stock; annual, medium-term, and long-term incentives; and financial, strategic, and stock performance measures over various time periods. It is designed to encourage the proper level of risk taking consistent with our business model and strategies. Our business and risk profile is different from other financial services firms; for example, we do not trade securities, derivatives, mortgages or other financial instruments other than for hedging our risks. Our executive compensation program is designed to be consistent with the Federal Reserve Board’s principles for safety and soundness.

The following policies and procedures help discourage imprudent risk taking:

●	Annual risk goals: Our Chief Risk Officer sets annual risk goals for all business units and staff groups at the beginning of each year.
●

Monitoring of risk: We monitor return on economic capital and credit risk performance, and we assign control and compliance ratings to each business unit and staff group as part of our annual assessment of performance.

●

Adjustment of compensation: At year-end, our Chief Risk Officer meets with the Compensation Committee and certifies that actual results were achieved without taking imprudent risks. Larger losses are analyzed as part of the year-end process, and the Chief Risk Officer issues a year-end memorandum describing changes in the risk profile of the company. If deemed necessary, risk adjustments are made to company and business unit annual incentive funding levels as well as to individual incentive awards.

●

Cross-section of metrics: We assess performance against a cross-section of key metrics over multiple time frames to discourage undue focus on short-term results or on any one metric, and to reinforce risk balancing in performance measurement. Our incentive plans are not overly leveraged (i.e., there is a cap on the maximum payout).

●	Deferred incentive compensation: At least 50 percent of incentive compensation for executive officers is deferred for at least three years with performance-based vesting.
●

Clawback policies: We maintain clawback policies that include a requirement that our CEO’s cash AIA is subject to clawback at the discretion of the Compensation Committee if the company does not achieve acceptable performance the next year.

●	Performance-based vesting: Performance RSUs are used in place of time-based RSUs for the company’s senior employees.
●

Stock ownership and holding requirements: We have robust stock ownership requirements for our CEO and other NEOs (as described on page 57), including the retention of a portion of net shares for one year after stock option exercises and RSU vestings.

54 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Determination of LTIA Payouts for Awards Made In Prior Years

Portfolio Grants Awarded in January 2013 – Payout Based on 2013-2015 Performance
Portfolio Grant awards provide a cash incentive based on achievement of performance metrics over a three-year performance period. Portfolio Grants were awarded in January 2013 for the three-year performance period ending December 2015 (PG 2013-15). In January 2016, the Compensation Committee determined the final payout* for these Portfolio Grant awards at 58.2 percent of target. The performance metrics for PG 2013-15 are shown below along with the results achieved during the period:

Performance Metric & Weighting and Payout Contribution

3-Year Cumulative EPS	Payout as Percentage of Target
$17.25	125%
$16.33	100%		13.2% Payout Contribution
$15.66	75%
$15.49	66%	Actual
$14.23	0%

TSR vs. S&P 500	Payout as Percentage of Target
≥5% above index	125%
Equal to index	100%		12.5% Payout Contribution
3% below index	75%
7% below index	42%	Actual
9% below index	25%
< 9% below index	0%

Strategic Milestones

Strategic Milestones	Performance Goals	32.5% Payout Contribution
Grow Coalition Revenue	$1.165 Billion
Expand International Business		Overall, at or below target based on financial performance and Compensation Committee evaluation
Grow Reloadable/Pre-paid value
Attract new and diverse customers	Compensation Committee Judgment
Deliver superior services (measured by
Global "Recommend to a Friend” score)

Final Payout as a Percentage of Target	58.2%

* Participants receive 0 percent of the award at threshold level, 100 percent of the award at target level, and 125 percent of the award at maximum level. Payout range for strategic milestones is 0-125 percent and actual payout is based on actual performance against goals as well as the Compensation Committee’s judgment.

2016 PROXY STATEMENT | 55

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

The NEOs’ PG 2013-15 grants resulted in the following payouts ($000s):

	PG2013-15 Grant Amount	PG2013-15 (Q1 2016) Payout
K.I. Chenault	$5,125	$2,983	*
S.J. Squeri	$1,325	$771
J.C. Campbell	$1,500	$873
L.E. Seeger	$1,100	$640
D.E. Buckminster	$900	$524
*	Mr. Chenault's payment was in the form of RSUs granted in January 2016 that vest one year from the grant date; one half of RSUs are payable in shares (net shares must be held until one year after retirement) and the other half are payable in cash.

The grant amounts of PG 2013-15 were included in the Grants of Plan-Based Awards table in the 2014 Proxy Statement. The cash payouts made in February 2016 are included in the Summary Compensation Table on page 60 (non-equity incentive plan compensation for 2015). For Mr. Chenault, the 2016 payout was in the form of RSUs granted in January 2016 that vest one year from the grant date: one half of RSUs are payable after vesting in shares (net shares must be held until one year after retirement) and the other half are payable in cash. Accordingly, the grant amount of these RSUs will be included in the Summary Compensation Table next year in the stock awards column.

Performance RSUs Awarded in January 2013-Vesting Based on 2013-2015 Performance
Performance RSUs vest based on the company’s three-year average ROE (as shown in the following chart). Performance RSUs were awarded in January 2013 for the three-year performance period ending December 2015.

3-Year Average ROE	Payout Percent**
≥30%	125%
28%	105%
27%	103.3%	Actual
25%	100%
22%	95%
20%	75%
≥5%	0%

** Percent of target shares granted.

Given that average ROE for years 2013-2015 was above target at 27.0 percent (27.8 percent for 2013, 29.1 percent for 2014, and 24.0 percent for 2015), the Compensation Committee awarded a payout of 103.3 percent of target. This resulted in the vesting of the following number of shares for the NEOs:

	Target Number of Shares	Shares Vested***
K.I. Chenault	103,786	107,210
S.J. Squeri	33,652	34,762
J.C. Campbell	24,892	25,713
D.E. Buckminster	16,354	16,893
***	In addition to these amounts, deferred dividends were paid on the target number of shares in the first quarter of 2016. Ms. Seeger joined the company in July 2014 and did not receive a January 2013 Performance RSU award.

56 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Other Policies and Guidelines

Award Timing
Consistent with past practice, annual cycle LTIA awards were granted to NEOs in January after the regularly scheduled January Compensation Committee meeting. Our off-cycle LTIA awards (for new hires, mid-year promotions, retention grants, etc.) are granted on pre-established grant dates.

Tax Treatment
Tax rules generally limit the deductibility of compensation paid to our NEOs to $1 million per year unless such compensation is performance-based. In general, the company intends to structure its incentive compensation arrangements in a manner that would comply with these tax rules. However, the Compensation Committee maintains the flexibility to pay non-deductible incentive compensation.

Perquisites
We provide limited perquisites to support our objective to attract and retain talent for key positions, as well as to address security concerns. We also provide a flexible cash perquisite allowance of $35,000 for executive officers of the company.

Clawback Policies
We would seek to recover, to the extent practicable, performance-based compensation from any executive officer and certain other members of senior management in those circumstances when:

●	The payment of such compensation was based on the achievement of financial results that were subsequently the subject of a financial restatement; and
●

In the view of the company's Board of Directors, the employee engaged in fraud or misconduct that caused or partially caused the need for the restatement, and a smaller amount would have been paid to the employee based upon the restated financial results.

In addition, the cash portion of the CEO’s AIA is subject to clawback at the discretion of the Compensation Committee if the company does not achieve acceptable performance in the following year.

American Express also maintains a detrimental conduct policy covering approximately 500 employees. This policy requires an executive to forfeit unvested awards, and to repay the proceeds from some or all of his or her compensation issued under our incentive compensation program in the event the executive engages in conduct that is detrimental to the company.

Stock Ownership Guidelines
Our stock ownership guidelines require NEOs to own and maintain a substantial stake in the company. Our NEOs are required to accumulate a target number of shares (i.e., shares owned outright, not including unvested/unearned shares and unexercised stock options), and to retain a portion of the net after-tax shares received upon vesting or exercise of their equity awards as follows:

		Holding Requirement
	Target Number of Shares	Before Target Met	After Target Met
K.I. Chenault*	500,000	75% of net shares until target number of shares is met	50% of net shares for one year
S.J. Squeri	75,000
J.C. Campbell	75,000
L.E. Seeger	25,000
D.E. Buckminster	25,000

* In addition to these requirements, Mr. Chenault is required to hold, one year beyond his retirement from the company, 50 percent of his 2010-2015 year-end AIA and Portfolio Grant payouts delivered in RSUs.

With the exception of Mr. Campbell and Ms. Seeger, who were hired in 2013 and 2014, respectively, all our NEOs own more than the target number of shares. Mr. Chenault beneficially owned 941,716 shares as of December 31, 2015 with an estimated value of $65,496,348 using the company’s closing stock price on the same day.

2016 PROXY STATEMENT | 57

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Hedging and Pledging Restrictions

Executive officers may not hedge Company shares (e.g., no short sales, forwards, options or collars). They may not pledge shares subject to stock ownership and holding requirements and we strictly control the pledge of any shares at all by requiring prior approval of the company Secretary and the Chairman of the Nominating and Governance Committee to assure that the pledge will not violate securities laws or insider trading restrictions or present reputational risk. No executive officer shares are pledged.

Post-Employment Compensation

Retirement Benefits
NEOs receive retirement benefits through the following plans:

●	Retirement Savings Plan (RSP): A qualified 401(k) savings plan available to all eligible employees.
●	Retirement Restoration Plan (RRP): A nonqualified savings plan that makes up 401(k) benefits that would otherwise be lost as a result of U.S. tax limits.
●	Deferred Compensation: Allows NEOs to defer a portion of their base salary and AIA payout. The annual deferral limit is equal to one times their base salary.

All retirement benefits are more fully described under Retirement Plan Benefits on page 67 and under Nonqualified Deferred Compensation on pages 68 and 69.

Severance: Senior Executive Severance Policy
Under the Senior Executive Severance Policy, NEOs who are terminated involuntarily (except in cases of misconduct) receive cash severance benefits equal to two years of base salary and AIA and also receive a pro rata AIA payment for the year of termination. LTIAs continue to vest and certain benefits continue during the severance period, unless the executive begins full-time, outside employment. U.S.-based NEOs who are age 65 or older are not eligible for severance unless the Compensation Committee specifically approves severance for such an executive.

To protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation, confidentiality, and non-denigration provisions during the period of time they are receiving severance. Our uniform severance policy helps to avoid individual treatment and provides an important enforcement mechanism for these protections. The Compensation Committee must pre-approve severance for an executive officer.

Change in Control Benefits
The company provides change in control (CIC) benefits to encourage executives to consider the best interests of shareholders by stabilizing any concerns about their own personal financial well-being in the face of a potential CIC of the company. Detailed information is provided under Potential Payments Upon Termination or Change in Control (CIC) on pages 70-73.

Report of the Compensation and Benefits Committee

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation and Benefits Committee recommended to the Board of Directors, and the Board of Directors approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Benefits Committee
Robert D. Walter, Chairman
Ursula M. Burns
Peter Chernin
Samuel J. Palmisano
Ronald A. Williams

58 | AMERICAN EXPRESS COMPANY

COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation

Glossary of Key Compensation Terms

NEOs	Named Executive Officers: refers collectively to the Executive Officers referenced herein and includes Messrs. Chenault, Squeri, Campbell, Buckminster, and Gilligan and Ms. Seeger
TDC	Total Direct Compensation: the sum of base salary, Annual Incentive Awards (AIA), and Long-Term Incentive Awards (LTIA)
AIA	Annual Incentive Award: the company’s annual incentive program that measures Shareholder, Customer, and Employee goals over a one-year period
LTIA

Long-Term Incentive Award: the combination of cash- and equity-based long-term incentives that align with long-term business objectives and shareholder value creation; includes Portfolio Grants (PG), Restricted Stock Units (RSUs), and Stock Options (SOs)

PG	Portfolio Grant: cash-denominated, performance-based long-term incentive that measures financial performance and the achievement of strategic milestones, all measured over a three-year period
RSUs

Restricted Stock Units: share denominated long-term incentives. Performance RSUs refer to performance-based long-term incentives that measure ROE performance over a three-year period (also subject to service vesting)

SOs	Stock Options: share-denominated, service-vested long-term incentive that only has value if the company’s share price appreciates above the grant price

CEO Realizable Compensation Methodology

Pay Component	Comments	Methodology[11]
Salary	●—	●Salary for the year
Annual Incentive Award (Cash denominated)	●Portion of AIA awarded for the prior performance year	●Denominated in cash
Annual Incentive Award (RSU denominated)
●Portion of AIA awarded for the prior performance year paid in RSUs that vest one year after grant. 50 percent of net shares received upon vesting must be retained until at least one year after retirement
●RSUs not subject to retention requirement are valued using the company’s stock price on the vesting date ●RSUs subject to retention are valued using the January 29, 2016 closing stock price
Portfolio Grant
●January 2013 award vested in January 2016 at 58.2 percent of target and the earned amount was paid in RSUs (see page 55)
●January 2014 and January 2015 awards are still outstanding and the potential payout range is 0-125 percent of target based on three-year performance. Based on performance to date, these PGs are likely to be earned well below target
●January 2013 award valued at actual payout level ●January 2014 and January 2015 awards are valued assuming a 50 percent of target payout[12]
Performance RSUs
●January 2013 award vested in January 2016 at 103.3 percent of target (see page 56)
●January 2014 and 2015 awards are still outstanding and the potential payout range is 0-125 percent of target based on three-year performance. Based on performance to date, those Performance RSUs are likely to be earned at target[13]

●January 2013 shares are valued using the company’s stock price on vesting date
●January 2014 and January 2015 shares are valued using January 29, 2016 stock price and are valued assuming payout at 100 percent of target

Stock Options	●January 2013 exercise price: $59.45 ●January 2014 exercise price: $86.64 ●January 2015 exercise price: $83.30	●All grants are underwater and accordingly are valued at zero based on January 29, 2016 stock price and exercise price of each option grant

(11)

The Compensation Committee makes pay decisions at its meeting at the end of each January (covering pay for the prior fiscal year). Cash incentives are paid in the first quarter (following the Compensation Committee meeting date) and long-term incentives are granted soon after awards are approved by the Compensation Committee. Therefore, for the purposes of this analysis, outstanding RSUs and stock options are valued using the closing share price on the last business day of January 2016 (January 29, 2016: $53.50) to align with the timing of Compensation Committee decision-making and long-term incentive award vesting.

(12)

Payout range is 0-125 percent of target. Actual payout could be higher or lower than the assumed 50 percent payout based on future performance. See page 27 of the Proxy Statement filed in March 2015 for information on the Portfolio Grant awarded in January 2015. See page 26 of the Proxy Statement filed in March 2014 for information on the Portfolio Grant awarded in January 2014.

(13)

See page 27 of the Proxy Statement filed in March 2015 for information on the Performance RSUs awarded in January 2015 and page 26 of the Proxy Statement filed in March 2014 for information on the Performance RSUs awarded in January 2014.

2016 PROXY STATEMENT | 59

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table (SCT) summarizes the compensation of our NEOs for the year ended December 31, 2015, using the SEC-required disclosure rules. It is important to recognize that 2015 TDC determined by the Compensation Committee is different than amounts disclosed below using the SEC-required disclosure rules. See page 48 for key differences between the SCT and TDC awarded by the Compensation Committee for 2015.

Name	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
K.I. Chenault	2015	$2,000,000	$0	$16,339,045	$2,563,088	$0	$300,525	$785,433	$21,988,091
Chairman and	2014	$2,000,000	$4,500,000	$12,429,114	$2,535,762	$0	$417,925	$913,282	$22,796,083
Chief Executive Officer	2013	$2,000,000	$6,000,000	$10,486,267	$2,079,871	$0	$125,658	$1,145,624	$21,837,420
S.J. Squeri	2015	$1,301,154	$2,750,000	$8,563,819	$811,088	$771,150	$0	$359,965	$14,557,176
Vice Chairman	2014	$1,250,000	$4,150,000	$2,275,166	$849,774	$1,217,850	$86,630	$376,972	$10,206,392
	2013	$1,250,000	$4,150,000	$2,500,586	$674,386	$720,000	$0	$379,355	$9,674,327
J.C. Campbell*	2015	$1,000,000	$4,850,000	$2,147,224	$752,688	$873,000	$0	$222,403	$9,845,315
Executive Vice President	2014	$1,000,000	$6,150,000	$1,820,133	$679,819	$3,177,000	$0	$240,215	$13,067,167
and Chief Financial Officer	2013	$461,538	$1,600,000	$5,508,922	$1,990,889	$0	$0	$907,771	$10,469,120
L.E. Seeger	2015	$800,000	$3,858,000	$1,480,824	$519,088	$640,200	$0	$157,631	$7,455,743
Executive Vice President
and General Counsel
D.E. Buckminster	2015	$616,538	$1,650,000	$1,092,146	$382,841	$523,800	$0	$194,096	$4,459,421
President, Global Consumer	2014	$600,000	$2,150,000	$982,844	$367,092	$953,100	$66,847	$2,883,175	$8,003,058
Services Group
E.P. Gilligan**	2015	$669,231	$1,225,000	$3,276,439	$1,148,524	$4,390,000	$0	$688,814	$11,398,008
Former President	2014	$1,450,000	$4,525,000	$2,730,200	$1,019,728	$1,588,500	$224,252	$495,668	$12,033,348
	2013	$1,450,000	$4,525,000	$2,418,842	$731,099	$1,080,000	$0	$539,971	$10,744,912

*	For Mr. Campbell, 2013 amounts in the table above reflect partial year compensation as he was hired in July 2013.
**	For Mr. Gilligan, 2015 amounts in the table above reflect partial year compensation and payments made in connection with the end of his employment following his death in May 2015.
(1)

The amounts in this column reflect AIA cash payments for annual performance. For Mr. Chenault, his entire 2015 AIA of $3,975,000 was paid in the form of RSUs granted in January 2016 that vest one year from the grant date. One half of these RSUs are payable in cash and the other half are payable in shares (net shares must be held until one year after retirement). For Mr. Campbell and Ms. Seeger, this amount also includes sign-on cash payments of $2,000,000 and $2,633,000, respectively made in accordance with their employment offer letters to replace a portion of long-term incentives forfeited at their prior employer as a result of joining the company. For Mr. Gilligan, in accordance with the plan terms, this amount includes a pro-rated AIA payment for performance year 2015.

(2)

Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 11 “Stock Plans” to our Consolidated Financial Statements contained in our 2015 Annual Report on Form 10-K.

A significant portion of Mr. Chenault’s total direct compensation is delivered in the form of equity that is deferred. The table below provides detail on the RSUs included in the stock awards column:

	2015	2014	2013
Annual RSU award granted in January for performance in the prior year***	$7,311,824	$6,789,197	$6,170,078
Portion of AIA awarded in RSUs in January for performance in the prior year***	$3,599,893	$1,949,920	$2,624,955
Payment of PG award in the form of RSUs. Amount in column reflects the RSUs granted in	$5,427,328	$3,689,997	$1,691,234
January with respect to PG awards whose performance periods ended the prior year
TOTAL	$16,339,045	$12,429,114	$10,486,267

***	For example, 2015 amount shows RSUs awarded in January 2015 for 2014 performance.

With respect to the RSU awards, for Mr. Chenault the amount in the Stock Awards column of the SCT reflects the aggregate value of all the awards set forth in the immediately preceding table, including the target value of his annual RSU award assuming that target performance is achieved against the average ROE target during the three-year performance period ($7,311,824). For all other executives, except for Mr. Squeri for whom the amount in this column also includes the value of awards granted in connection with his promotion ($4,999,995) and a special leadership award granted in January 2015 for his extraordinary results in executing the global business travel joint venture in 2014 ($1,250,000), the amount in the SCT reflects only the target value of their annual RSU awards assuming that target performance is achieved against the average ROE target during the three-year performance period.

60 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

For each executive’s annual RSU award, the maximum value as of the grant date assuming the highest level of performance will be achieved, is as follows: Messrs. Chenault ($9,139,759), Squeri ($2,892,259), Campbell ($2,684,009), Buckminster ($1,365,120), Gilligan ($4,095,528) and Ms. Seeger ($1,851,000).

(3)

For 2015, the amounts in this column reflect the cash payment made to the NEO in respect of payout under the PG2013-15 awards granted in 2013, in accordance with award terms. For Mr. Chenault, the 2015 amount excludes payment of $2,982,750 which was made in the form of RSUs granted in January 2016 that vest one year from the grant date. One-half of these RSUs are payable in cash and the other half are payable in shares (net shares must be held until one year after retirement). For Mr. Gilligan, in accordance with the 2007 Plan, the amount includes payment made with respect to all outstanding PG awards.

(4)

The amounts in this column reflect the actuarial increase or decrease in the present value of the NEOs’ benefits under all defined benefit pension plans established by the company.The amounts reflect the impact of changes in interest rates and the NEOs’ changes in age during the year and do not represent any additional benefit to the executive. For Messrs. Squeri, Buckminster and Gilligan, their values were negative $6,721, $8,764 and $208,037, respectively as a result of an increase in the 2015 interest rates used to calculate the present value of their benefits.

(5)	See the All Other Compensation Table below for additional information.

ALL OTHER COMPENSATION TABLE

Name	Year	Perquisites and Other Personal Benefits ($)(1)	Tax Payments/ Reimbursements ($)(2)	Company Contributions to Defined Contribution Plans ($)(3)	Executive Life Insurance ($)(4)	Dividends and Dividend Equivalents ($)(5)		Total ($)
K.I. Chenault	2015	$259,358	$0	$520,000	$6,075	$	N/A	$785,433
	2014	$344,795	$0	$560,000	$5,393		$3,094	$913,282
	2013	$358,956	$0	$560,000	$4,813		$221,855	$1,145,624
S.J. Squeri	2015	$82,973	$0	$274,249	$2,743	$	N/A	$359,965
	2014	$79,989	$0	$293,750	$2,478		$755	$376,972
	2013	$79,814	$0	$293,750	$2,313		$3,478	$379,355
J.C. Campbell	2015	$74,663	$0	$140,000	$7,740	$	N/A	$222,403
	2014	$82,229	$0	$153,846	$4,140	$	N/A	$240,215
	2013	$433,441	$472,606	$0	$1,724	$	N/A	$907,771
L.E. Seeger	2015	$43,645	$0	$109,846	$4,140	$	N/A	$157,631
D.E. Buckminster	2015	$60,909	$0	$130,778	$2,409	$	N/A	$194,096
	2014	$789,328	$1,950,150	$141,000	$2,244		$453	$2,883,175
E.P. Gilligan	2015	$106,777	$347,898	$233,115	$1,024	$	N/A	$688,814
	2014	$86,151	$0	$406,000	$2,423		$1,094	$495,668
	2013	$105,251	$0	$406,000	$2,258		$26,462	$539,971

(1)	See the Perquisites and Other Personal Benefits table below for additional information regarding the components of this column.

(2)	For Mr. Buckminster, who was on international assignment in London until June 2014 trailing tax equalization payments and/or reimbursements have been made and recorded following termination of his assignment in 2014 to address any foreign tax obligations relating to income received, awarded or earned during his assignment. In 2015, Mr. Buckminster received a net foreign tax credit of approximately $0.6 million relating to payments made by the company on his behalf in previous years, which was returned to the company and is not reflected in the table above. For Mr. Gilligan, the amount shown in this column includes tax equalization payments and/or reimbursements that were made to him in connection with his international assignment in London, which ended in June 2009. These payments and reimbursements are made under a policy that applies to all employees on international assignment and is designed to facilitate these assignments by covering taxes over and above taxes that these employees would have incurred had they remained in their home countries. The payments or reimbursements included in the amount shown that were paid or received in British Pound Sterling were converted to U.S. dollars based on the conversion rate as of the date paid, received or allocated. For Mr. Campbell, the 2013 amount is for tax payments made directly to applicable U.S. federal, state and local authorities for taxable relocation reimbursement and payments made to or on his behalf, which the Internal Revenue Service deems taxable based on the relocation program.

(3)	This column reports company contributions to the NEOs’ accounts under the company’s Retirement Savings Plan (RSP) and the RRP-RSP Related Account. See pages 67-69 for a further description of the RSP and the RRP-RSP Related Account.

(4)	This column reports imputed income to the NEO under the company’s executive life insurance program.

(5)	This column reports dividends and dividend equivalents paid in connection with unvested RSUs awarded to the NEOs under the 2007 Plan. Beginning with awards granted in 2011, dividends and dividend equivalents on unvested RSUs granted to executive officers will be paid only if and when underlying shares vest. For 2015, there are no amounts reflected in this column because all dividends were factored into the grant date fair value of the awards included in the Summary Compensation Table in the year of grant.

2016 PROXY STATEMENT | 61

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

PERQUISITES AND OTHER PERSONAL BENEFITS

Name	Year	Local and Other Travel Benefits ($)(1)	Personal Use of Company Aircraft ($)(2)	Flexible Perquisite Allowance ($)(3)	Home Security System ($)(3)	Security During Personal Trips ($)(3)	International Assignment ($)(4)	Other Benefits ($)(5)	Total ($)
K.I. Chenault	2015	$13,089	$145,611	$35,000	$30,570	$23,234	N/A	$11,854	$259,358
	2014	$23,377	$181,638	$35,000	$45,373	$19,952	N/A	$39,455	$344,795
	2013	$19,852	$193,676	$35,000	$32,601	$18,841	N/A	$58,986	$358,956
S.J. Squeri	2015	$30,000	$0	$35,000	N/A	N/A	N/A	$17,973	$82,973
	2014	$30,000	$0	$35,000	N/A	N/A	N/A	$14,989	$79,989
	2013	$30,000	$0	$35,000	N/A	N/A	N/A	$14,814	$79,814
J.C. Campbell	2015	$30,000	$0	$35,000	N/A	N/A	N/A	$9,663	$74,663
	2014	$30,000	$3,091	$35,000	N/A	N/A	N/A	$14,138	$82,229
	2013	$15,000	$0	$17,500	N/A	N/A	N/A	$400,941	$433,441
L.E. Seeger	2015	$0	$0	$35,000	N/A	N/A	N/A	$8,645	$43,645
D.E. Buckminster	2015	$0	$0	$35,000	N/A	N/A	$24,021	$1,888	$60,909
	2014	$0	$0	$35,000	N/A	N/A	$752,358	$1,970	$789,328
E.P. Gilligan	2015	$30,000	$0	$35,000	N/A	N/A	$41,461	$316	$106,777
	2014	$30,000	$0	$35,000	N/A	N/A	$19,387	$1,764	$86,151
	2013	$30,000	$11,277	$35,000	N/A	N/A	$28,234	$740	$105,251

(1)	For 2015, local and other travel benefits include local travel allowance for Messrs. Squeri, Campbell and Gilligan. For Mr. Chenault, the company’s security policy adopted by the Audit and Compliance Committee of the Board requires him to use for all travel purposes, to the maximum extent practicable, the automobiles and aircraft provided by the company to executives for business travel. The calculation of incremental cost for personal use of company-owned automobiles and aircraft is based on the variable cost to the company of operating the automobiles and aircraft and includes, among other things, fuel costs, maintenance costs, and, in the case of aircraft, the cost of trip-related crew hotels and meals, and landing and ground handling fees. The calculation does not include fixed costs that would have been incurred regardless of whether there was any personal use of the automobiles or aircraft (e.g., purchase costs and depreciation, driver and flight crew fixed salaries and benefits, insurance costs, etc.).

(2)	Effective January 1, 2010, the company requires reimbursement by Mr. Chenault for incremental cost in excess of $200,000 per year for travel on company aircraft that is deemed by the SEC to be personal use, including use to travel to outside board meetings.

(3)	The amounts in these columns reflect the perquisite allowance paid to the NEOs. For Mr. Chenault, it includes costs associated with home security and security during personal trips.

(4)	The amounts shown include expatriate services and allowances in connection with Messrs. Gilligan and Buckminster’s repatriation to the United States, due to their international assignments. The services received by Messrs. Gilligan and Buckminster apply to all employees on international assignment. Services and allowances included in the amounts shown that were paid or received in British Pound Sterling were converted to U.S. dollars based on the conversion rate as of the date paid, received or allocated.

(5)

This column reports the total amount of other perquisites and personal benefits provided, none of which individually exceeded the greater of $25,000 or 10 percent of the total amount of all perquisites and other personal benefits reported for the NEO. These other benefits consist of office parking, reimbursement for certain information technology, cost of certain meals from the company’s dining facilities and cost of certain activities associated with NEOs’ spouses accompanying them for a board meeting. In addition to the perquisites and other benefits described in the table and footnotes above, our NEOs also receive occasional secretarial support with respect to personal matters and may, on occasion, use the company’s tickets for sporting and entertainment events for personal rather than business purposes. We incur no incremental cost for the provision of such additional benefits.

For Mr. Chenault, the 2014 amount includes premiums for Director’s Charitable Award Program life insurance.

For Mr. Chenault, the 2013 amount reflects reimbursement by the company of the fee paid by him in connection with a governmental filing required to be made as a result of his being an executive officer and the level of his equity holdings in the company and for Mr. Campbell, the 2013 amount includes taxable relocation reimbursements and payments, excluding tax payments.

62 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Grants of Plan-Based Awards

GRANTS OF PLAN-BASED AWARDS

The following table provides information on SO, RSU and PG awards granted to each of our NEOs in 2015 under the 2007 Plan.

	Award Type (1)	Grant Date	Approval Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts under Equity Incentive Plan Awards (2)			Exercise Price or Base Price of Option Awards ($/sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
K.I. Chenault	PG2015-17	1/26/15	1/26/15	$0	$5,125,000	$6,406,250
	SO	1/26/15	1/26/15					87,777		$83.30	$2,563,088
	RSU	1/26/15	1/26/15				0	87,777	109,721		$7,311,824
	RSU	1/26/15	1/26/15					108,370			$9,027,221
S.J. Squeri	PG2015-17	1/26/15	1/26/15	$0	$1,325,000	$1,656,250
	SO	1/26/15	1/26/15					27,777		$83.30	$811,088
	RSU	1/26/15	1/26/15				0	27,777	34,721		$2,313,824
	RSU	1/26/15	1/26/15					15,006			$1,250,000
	RSU	10/30/15	08/31/15					68,250			$4,999,995
J.C. Campbell	PG2015-17	1/26/15	1/26/15	$0	$1,500,000	$1,875,000
	SO	1/26/15	1/26/15					25,777		$83.30	$752,688
	RSU	1/26/15	1/26/15				0	25,777	32,221		$2,147,224
L.E. Seeger	PG2015-17	1/26/15	1/26/15	$0	$1,100,000	$1,375,000
	SO	1/26/15	1/26/15					17,777		$83.30	$519,088
	RSU	1/26/15	1/26/15				0	17,777	22,221		$1,480,824
D.E. Buckminster	PG2015-17	1/26/15	1/26/15	$0	$900,000	$1,125,000
	SO	1/26/15	1/26/15					13,111		$83.30	$382,841
	RSU	1/26/15	1/26/15				0	13,111	16,388		$1,092,146
E.P. Gilligan	PG2015-17	1/26/15	1/26/15	$0	$1,600,000	$2,000,000
	SO	1/26/15	1/26/15					39,333		$83.30	$1,148,524
	RSU	1/26/15	1/26/15				0	39,333	49,166		$3,276,439

(1)	PG Awards. These awards link compensation to our financial and strategic performance over a three-year performance period. The goals for the performance period were based 50 percent on financial and stock performance metrics and 50 percent on strategic milestones. The company discloses the specific performance metric goals as well as the performance outcomes of each PG award at the end of the performance period so that shareholders can assess the appropriateness thereof. The company does not disclose the goals at the time of grant because of competitive sensitivity. The potential award payout is determined based on a table of possible performance and earned payout levels, including a cap on the overall earned payout level. The actual payout could be higher or lower than the notional target value based on actual performance.

Restricted Stock Units. Except as specified otherwise, RSU awards will vest on the third anniversary of the grant date in an amount determined by performance against the average ROE target during the three-year performance period.
108,370 RSUs granted to Mr. Chenault are in connection with his 2014 AIA and payout of PG2012-14 and will vest on the first anniversary of the grant date subject to the performance hurdle of positive Net Income over the vesting period. One half of these RSUs are payable in cash and the other half are payable in shares (net shares must be held until one year after retirement). Dividend equivalents on RSUs will accrue but will not be paid unless and until the underlying shares vest.
15,006 RSUs granted to Mr. Squeri vest on the second anniversary of the grant date, subject to positive Cumulative Net Income during the vesting period. In addition, 68,250 RSUs granted to Mr. Squeri are in connection with his promotion to Vice Chairman of the company. These RSUs vest on the third anniversary of the grant date, subject to positive Cumulative Net Income over the vesting period.

Stock Options. The SOs have a ten-year term and 100 percent of these shares become exercisable on the third anniversary of the grant date, subject to the company achieving positive Cumulative Net Income over the vesting period.
All awards are subject to continuous employment with the company (unless specified otherwise), except awards may vest upon death, disability termination, retirement or, in certain circumstances, in connection with a change in control of the company, as described in the Potential Payments Upon Termination or Change in Control Table.

(2)	The amounts shown under these columns represent potential aggregate threshold, target and maximum payouts for achievement of threshold, target and maximum performance levels for awards granted. The "threshold" payout is zero, since it represents the level of performance for which no award would be earned. The “target” payout is equal to 100 percent of the NEO’s grant value and represents the amount that may be paid for achieving the target level of performance across all performance goals. The “maximum” payout represents the amount that may be paid for achieving the maximum level of performance across all performance goals, subject to an overall cap on the payout amount.

(3)	The exercise price of the SOs is the closing price of the company’s common shares on the NYSE on the grant date.

(4)	Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718. Additional details on accounting assumptions for stock-based compensation are described in footnote 2 of the Summary Compensation Table.

2016 PROXY STATEMENT | 63

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year-End 2015

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2015

The following table shows the number of shares covered by exercisable and unexercisable SOs and unvested RSUs granted under the 1998 or the 2007 Incentive Compensation Plans held by our NEOs on December 31, 2015.

		Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)(a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or other Rights that have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or other Rights that have Not Vested ($)(a)
K.I. Chenault	1/26/2015				87,777	(1)	$83.30	1/26/2025			87,777	(b)	$6,104,890
	1/26/2015										108,370	(e)	$7,537,134
	1/28/2014				78,361	(1)	$86.64	1/28/2024			78,361	(b)	$5,450,008
	1/29/2013				103,786	(1)	$59.45	1/29/2023			108,975	(c)	$7,579,211
	1/24/2012	92,779	(2)	30,927			$49.23	1/24/2022
	1/27/2011	135,981	(2)	-			$44.54	1/27/2021
	1/26/2010	650,918	(2)	-			$38.10	1/26/2020
	1/29/2009	1,196,888	(2)	-			$16.71	1/29/2019
	1/31/2008	625,000	(2)	-			$49.13	1/30/2018
	1/31/2008	257,813	(3)	-			$49.13	1/30/2018
S.J. Squeri	10/30/2015										68,250	(d)	$4,746,788
	1/26/2015				27,777	(1)	$83.30	1/26/2025			27,777	(b)	$1,931,890
	1/26/2015										15,006	(f)	$1,043,667
	1/28/2014				26,260	(1)	$86.64	1/28/2024			26,260	(b)	$1,826,383
	1/29/2013				33,652	(1)	$59.45	1/29/2023			35,334	(c)	$2,457,480
	1/29/2013										8,410	(d)	$584,916
	1/24/2012	28,114	(2)	9,372			$49.43	1/24/2022
	1/27/2011	32,965	(2)	-			$44.54	1/27/2021
	1/26/2010	39,370	(2)	-			$38.10	1/26/2020
J.C. Campbell	1/26/2015				25,777	(1)	$83.30	1/26/2025			25,777	(b)	$1,792,790
	1/28/2014				21,008	(1)	$86.64	1/28/2024			21,008	(b)	$1,461,106
	7/31/2013				24,892	(4)	$73.77	7/31/2023			26,136	(c)	$1,817,759
	7/31/2013				49,785	(1)	$73.77	7/31/2023			52,274	(c)	$3,635,657
L.E. Seeger	1/26/2015				17,777	(1)	$83.30	1/26/2025			17,777	(b)	$1,236,390
	7/31/2014										56,818	(g)	$3,951,692
D.E. Buckminster	1/26/2015				13,111	(1)	$83.30	1/26/2025			13,111	(b)	$911,870
	1/28/2014				11,344	(1)	$86.64	1/28/2024			11,344	(b)	$788,975
	1/29/2013				16,354	(1)	$59.45	1/29/2023			17,171	(c)	$1,194,243
	1/24/2012	14,619	(2)	4,874			$49.23	1/24/2022
	1/27/2011	19,779	(2)	-			$44.54	1/27/2021
	1/26/2010	94,488	(2)	-			$38.10	1/26/2020
	1/31/2008	100,000	(2)	-			$49.13	1/30/2018
	7/31/2007	50,000	(2)	-			$58.54	7/30/2017
	1/25/2007	50,000	(2)	-			$57.77	1/24/2017
E.P. Gilligan	1/26/2015	39,333	(5)	-			$83.30	5/29/2020
	1/28/2014	31,512	(5)	-			$86.64	5/29/2020
	1/29/2013	36,482	(5)	-			$59.45	5/29/2020
	1/24/2012	53,231	(5)	-			$49.23	5/29/2020
	1/27/2011	47,799	(5)	-			$44.54	5/29/2020
	1/26/2010	228,346	(5)	-			$38.10	1/26/2020
	10/30/2009	114,810	(5)	-			$34.84	10/30/2019
	1/29/2009	85,128	(5)	-			$16.71	1/29/2019
	1/31/2008	190,000	(5)	-			$49.13	1/30/2018
	7/31/2007	225,000	(5)	-			$58.54	7/31/2017

64 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year-End 2015

Unless specified otherwise, exercisability of option awards and vesting of stock awards is subject to continuous employment by the company, except that unvested awards may vest upon death, disability termination, retirement or change in control of the company (or for awards granted after December 2010, certain terminations in connection with a change in control), as described on pages 70-73.

Notes Relating to Option Awards

(1)	These SOs vest 100 percent on the third anniversary of the grant date, subject to positive Cumulative Net Income over the three year performance period starting with the year of grant.

(2)	These SOs vest 25 percent on the first, second, third and fourth anniversaries of the grant date.

(3)	These SOs constitute 25 percent of a Special Grant that became exercisable in January 2014 given the company’s TSR performance against the S&P 500 Index during the six-year performance period from January 1, 2008 through December 31, 2013. The remaining SOs under the Special Grant were forfeited.

(4)	These SOs vest on January 29, 2016, subject to positive Cumulative Net Income over the three year performance period starting the year of grant.

(5)	Following Mr. Gilligan’s death in May 2015, pursuant to the terms of the 2007 Plan, all outstanding options vested and can be exercised within five years following the date of death but no later than the applicable option expiration date.

Notes Relating to Stock Awards

(a)	The market value of the stock awards is based on the closing price per share of our stock as of December 31, 2015, which was $69.55.

(b)	These awards vest on the third anniversary of the grant date, subject to our achieving average annual ROE of 23-27 percent for the 2015 and 2014 awards over the vesting period. The number of awards above reflects the assumption that ROE is at target and a payout at 100 percent is made based upon the trend in performance as of December 31, 2015.

(c)	These awards vest on the third anniversary of the grant date, subject to our achieving average annual ROE of 25 percent or more over the vesting period. The number of awards above reflects the assumption that ROE is 27 percent and a payout at 105 percent is made based upon the trend in performance as of December 31, 2015. Mr. Campbell’s July 31, 2013 award of 26,136 RSUs will vest on January 29, 2016.

(d)	For Mr. Squeri, an award of 68,250 RSUs was granted in connection with his promotion to Vice Chairman of the company. Also, an award of 8,410 RSUs was granted in connection with his 2012 AIA payout and is not subject to continued employment. Both these awards vest on the third anniversary of the grant date subject to positive Cumulative Net Income.

(e)	These awards vest on the first anniversary of the grant date subject to positive Cumulative Net Income and a portion of these awards will be settled in cash. One half of these RSUs are payable in cash and the other half is payable in shares (net shares must be held one year after retirement).

(f)	These awards vest on the second anniversary of the grant date, subject to positive Cumulative Net Income.

(g)	These awards vest in two equal installments with 50 percent of grant vesting on July 31, 2016 and 50 percent of grant vesting on July 31, 2017 subject to positive Cumulative Net Income.

2016 PROXY STATEMENT | 65

EXECUTIVE COMPENSATION TABLES
Option Exercises and Stock Vested in 2015

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table contains information about exercises of SOs by the NEOs and shares acquired by the NEOs upon the vesting of RSUs, in each case during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
K.I. Chenault	742,187	$16,862,113	192,265		$15,913,474
S.J. Squeri	694,621	$20,351,043	38,535		$3,209,966
J.C. Campbell	–	–	–		–
L.E. Seeger	–	–	–		–
D.E. Buckminster	49,500	$1,038,916	20,038		$1,669,165
E.P. Gilligan	–	–	166,253	*	$13,449,590

(1)	Amounts reflect the difference between the exercise price of the SO and the market price of our common stock at the time of exercise.

(2)	Amounts reflect the value of our common stock based on the closing price of the company’s common shares on the NYSE on the day on which the RSUs vested.

*	Following Mr. Gilligan’s death in May 2015, 111,532 of these shares vested in accordance with the terms of the 2007 Plan.

66 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Retirement Plan Benefits

RETIREMENT PLAN BENEFITS

The table below shows the present value of accumulated benefits payable to each of the NEOs under the American Express Retirement Plan and the American Express Retirement Restoration Plan (RRP), a nonqualified plan, except for Mr. Campbell and Ms. Seeger who are not eligible to participate in these plans.

PENSION BENEFITS 2015

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
K.I. Chenault	Retirement Plan	34	$681,539	$0
	RRP-Retirement Plan		$8,307,895	$0
	Total		$8,989,434	$0
S.J. Squeri	Retirement Plan	30	$319,428	$0
	RRP-Retirement Plan		$597,353	$0
	Total		$916,781	$0
D.E. Buckminster	Retirement Plan	29	$288,536	$0
	RRP-Retirement Plan		$374,775	$0
	Total		$663,311	$0
E.P. Gilligan	Retirement Plan	35	$0	$385,725	(2)
	RRP-Retirement Plan		$0	$1,778,559	(3)
	Total		$0	$2,164,284

(1)	Present Value of Accumulated Benefits (PVAB) was determined using the same measurement date (December 31, 2015) and assumptions as used for financial reporting purposes:

●	Discount rate equal to 4.05 percent
●	RP-2015 Mortality Table projected with MP-2015 longevity improvements
●	Retirement age is assumed to be the normal retirement age as defined in the plan (age 65)
●	Form of payment is the value of the cash balance account payable as a lump-sum distribution upon retirement
●	PVAB includes the value of the MetLife benefit described below, if applicable

(2)	Pursuant to the terms of the Retirement Plan, in July 2015, Mr. Gilligan’s cash balance benefit was distributed to his beneficiary.

(3)	Pursuant to the terms of the RRP-Retirement Plan, in 2016, Mr. Gilligan’s benefits will be distributed to his beneficiary. The amount paid shown above was his account balance as of December 31, 2015.

Retirement Plan
The NEOs (except for Mr. Campbell and Ms. Seeger) participate in the Retirement Plan, which is a defined benefit cash balance retirement plan. As a result of amendments made to the Retirement Plan in 2007, benefit accruals were discontinued, although the Retirement Plan continues to credit participants with interest on their outstanding account balances. The Retirement Plan sets the interest rate each year based on the average of the interest rates for certain five-year U.S. Treasury Notes, with a minimum interest rate of 5 percent. The maximum interest rate is the lower of 10 percent or the applicable interest rate specified in the Retirement Plan. For 2015 and 2016, the interest rate is 5 percent. In addition, benefits from the prior retirement plan, which was terminated in 1985, are payable through an insurance contract with Metropolitan Life Insurance Company and are included in the table above (except for Mr. Gilligan). With respect to Mr. Gilligan, payment was made to his beneficiary through the insurance contract with Metropolitan Life Insurance Company which began in June 2015; this payment in the amount of $74.14 is payable monthly for beneficiary’s lifetime.

RRP-Retirement Plan
Each RRP participant who participated in the Retirement Plan has a retirement plan related account for benefits that could not be provided under the Retirement Plan as a result of IRS limitations on tax-qualified plans. Compensation for RRP-Retirement Plan account purposes included the same components of compensation as for the Retirement Plan. RRP-Retirement Plan benefits accrue and vest in a similar manner to benefits under the Retirement Plan. Participants may elect to receive payment of their RRP-Retirement Plan benefits in either a lump sum or annual installments over

2016 PROXY STATEMENT | 67

EXECUTIVE COMPENSATION TABLES
Nonqualified Deferred Compensation

a period of five, ten, or 15 consecutive years. Lump-sum payments are made on or about the January 1 or July 1 that is at least six months following the participant’s separation from service and installment payments commence on or about the July 1 of the calendar year following the year in which the participant separates from service.

As a result of amendments made to the Retirement Plan and RRP in 2007, benefit accruals were discontinued, although the RRP-Retirement Plan continues to credit participants with interest on their outstanding account balances in accordance with the Retirement Plan as described above.

NONQUALIFIED DEFERRED COMPENSATION

The following table shows the executive or company contributions, earnings, withdrawals and account balances for the NEOs in the RRP-RSP accounts and the deferred compensation programs. These programs are unfunded, unsecured deferred compensation programs.

NONQUALIFIED DEFERRED COMPENSATION 2015

Name	Plan Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)(3)
K.I. Chenault	RRP-RSP	N/A	$485,550	$(4,298)	$0		$5,936,825
	Deferral Plan	$311,750	N/A	$920,646	$0		$29,654,192
	Total	$311,750	$485,550	$916,348	$0		$35,591,017
S.J. Squeri	RRP-RSP	N/A	$265,749	$(96,060)	$0		$2,390,476
	Deferral Plan	$259,308	N/A	$20,667	$662,640		$4,784,731
	Total	$259,308	$265,749	$(75,393)	$662,640		$7,175,207
J.C. Campbell	RRP-RSP	N/A	$121,450	$(6,037)	$0		$250,020
	Deferral Plan	$244,250	N/A	$(22,934)	$0		$350,380
	Total	$244,250	$121,450	$(28,971)	$0		$600,400
L.E. Seeger	RRP-RSP	N/A	$91,296	$(2,319)	$0		$88,977
	Deferral Plan	$70,500	N/A	$(3,159)	$0		$73,615
	Total	$70,500	$91,296	$(5,478)	$0		$162,592
D.E. Buckminster	RRP-RSP	N/A	$102,290	$2,680	$0		$988,419
	Deferral Plan	$477,365	N/A	$(15,350)	$0		$7,029,809
	Total	$477,365	$102,290	$(12,670)	$0		$8,018,228
E.P. Gilligan	RRP-RSP	N/A	$224,615	$16,955	$3,784,186		$0
	Deferral Plan	$483,173	N/A	$117,621	$5,343,085		$0
	Total	$483,173	$224,615	$134,576	$9,127,271	(4)	$0

(1)	The amounts in this column are also included in the Summary Compensation Table on page 60 under “All Other Compensation.”

(2)	Earnings on RRP-RSP and Deferral Plan balances are determined based on hypothetical investment of those account balances at the direction of the participant in the funds available under the RSP (other than the Self-Directed Brokerage Account). In addition to the investment funds in the RSP, a Market Interest Rate option is available for pre-2011 Deferral Plan balances only. The Market Interest Rate option earns a rate of return based on the SEC defined market rate for deferred compensation for the year, which is 120 percent of the long-term Applicable Federal Rate for December of the preceding year.

(3)	Of the total amounts shown in this column, the following amounts have been reported as “Salary,” “Bonus” or “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table in this proxy statement and prior years’ proxy statements: for Mr. Chenault, $10,108,848; for Mr. Campbell, $371,577; for Mr. Gilligan, $0; for Mr. Squeri, $2,485,000; for Mr. Buckminster, $1,077,365; and for Ms. Seeger, $70,500. The amounts in the preceding sentence do not include: 1) amounts deferred by each executive before becoming an NEO; and 2) amounts reported in prior years’ proxy statements as above-market earnings on deferred compensation.

(4)	Pursuant to the terms of the RRP-RSP and Deferral Plan, in 2016, Mr. Gilligan’s benefits will be distributed to his beneficiary in connection with his death on May 29, 2015. The amounts paid shown above were his account balances as of December 31, 2015.

68 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Nonqualified Deferred Compensation

Retirement Savings Plan
Effective January 2010, all active participants, including the NEOs, were immediately 100 percent vested in the company matching contribution, which is generally up to 5 percent of total pay (base pay and eligible incentive pay capped at one times base pay). The company may also contribute an annual discretionary profit sharing amount (ranging from 0-5 percent) for eligible employees based on the company’s annual performance. As a result of the company’s 2015 performance, the Board approved a profit sharing contribution of 2 percent of total pay for eligible employees (including NEOs). Company profit sharing contributions generally vest on the third anniversary of an employee’s service with the company.

For company employees who commenced their employment prior to April 1, 2007, an additional conversion contribution of up to 8 percent of total pay is generally also made. The percentage varies by individual based on their projected age and service as of December 31, 2008. The conversion contributions for the NEOs are as follows: Messrs. Chenault and Gilligan: 6.0 percent and Messrs. Squeri and Buckminster: 3.75 percent. Mr.Campbell and Ms. Seeger commenced employment after April 1, 2007 and are not eligible for conversion contributions.

RRP-RSP
Each RRP participant has a RRP-RSP account for benefits that cannot be provided under the Retirement Savings Plan as a result of IRS limitations on tax-qualified plans. The RRP was amended effective January 1, 2011, such that the company matches employee contributions in the RRP-RSP account up to a maximum of 5 percent of total pay in excess of IRS compensation limits, only to the extent the employee voluntarily defers compensation under the company’s nonqualified Deferral Plan. All other company contributions to the RRP-RSP were not impacted by this amendment. Compensation for RRP-RSP account purposes includes the same components of compensation as for the Retirement Savings Plan, as well as the value of base pay and annual cash incentive amounts deferred by a participant under the nonqualified Deferral Plan. Participants may elect to receive payment of their RRP-RSP benefits in either a lump sum or annual installments over a period of five, ten, or 15 consecutive years. New participants will have a default lump-sum election for contributions attributable to the first year.

Deferral Plan
As part of planning for retirement or other long-term financial needs, the company provides the NEOs and certain other senior-level employees with an annual opportunity to defer receipt of a portion of their base salary or annual cash incentive award up to one times their base salary.

Under the Deferral Plan, certain participants may elect for payment to commence upon separation from service or a specified date at least five years after deferral, but not later than separation from service, and to receive payment in either a lump sum or annual installments over a period of five, ten or 15 consecutive years. For 2007 and prior years, participants were able to defer receipt until termination of employment or a specified date at least five years after deferral, but not later than ten years after termination of employment.

Deferral Plan Earnings
Starting January 1, 2011, earnings for NEOs on deferral balances are based on investment options similar to those offered under the Retirement Savings Plan (other than the Company Stock Fund and the Self-Directed Brokerage Account). Furthermore, for participants, including NEOs, with pre-2011 balances, the Deferral Plan was amended to allow for an additional investment option that provides a market interest rate based on 120 percent of the long-term Applicable Federal Rate for December of the preceding year. Interest crediting on deferrals was previously based on ROE-linked interest-crediting schedules.

2016 PROXY STATEMENT | 69

EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or Change in Control (CIC)

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL (CIC)

The tables below show certain potential payments that would have been made to an NEO if the NEO’s employment had terminated on December 31, 2015, under various scenarios, including a Change in Control. The tables do not include the pension benefits or nonqualified deferred compensation that would be paid to an NEO, which are set forth in the Pension Benefits 2015 and Nonqualified Deferred Compensation 2015 tables above, except to the extent that the NEO is entitled to an additional benefit as a result of the termination. In addition, the tables do not include the value of vested but unexercised SOs as of December 31, 2015 and cash AIA and PG awards for performance cycles ending on December 31, 2015. The footnotes to the tables describe the assumptions used in estimating the amounts shown in the tables.

Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon an NEO’s termination of employment can only be determined at the time of an executive’s separation from the company.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT/CIC AS OF 12/31/15

K. I. Chenault

	Death (a)	Disability (a)	Retirement (b)	Termination w/o Cause not in Connection with CIC (c)	Termination w/o Cause or Constructive Term. in Connection with CIC (d)
Incremental Benefits Due to Termination Event(1)
Severance	$0	$0	$0	$20,200,000	$20,200,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA(2)	$0	$0	$37,657,639	$0	$0
Deferred Compensation	$0	$0	$0	$918,214	$918,214
Retirement Savings Plan	$0	$19,137	$0	$0	$0
Other Benefits	$0	$0	$723,524	$280,454	$134,594
TOTAL VALUE OF INCREMENTAL BENEFITS	$0	$19,137	$38,381,163	$21,398,668	$21,252,808

S. J. Squeri

	Death (a)	Disability (a)	Retirement (b)	Termination w/o Cause not in Connection with CIC (c)	Termination w/o Cause or Constructive Term. in Connection with CIC (d)
Incremental Benefits Due to Termination Event(1)
Severance	$0	$0	$0	$11,000,000	$11,000,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA(2)	$9,010,065	$9,010,065	$5,926,984	$9,142,565	$7,889,777
Deferred Compensation	$0	$0	$0	$19,710	$19,710
Retirement Savings Plan	$0	$285,792	$0	$0	$0
Other Benefits	$0	$0	$224,281	$268,102	$130,624
TOTAL VALUE OF INCREMENTAL BENEFITS	$9,010,065	$9,295,857	$6,151,265	$20,430,377	$19,040,111

70 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or Change in Control (CIC)

J. C. Campbell

	Death (a)	Disability (a)	Voluntary Resignation (b)	Termination w/o Cause not in Connection with CIC (c)	Termination w/o Cause or Constructive Term. in Connection with CIC (d)
Incremental Benefits Due to Termination Event(1)
Severance	$0	$0	$0	$10,300,000	$10,300,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA(2)	$11,297,682	$11,297,682	$0	$9,654,892	$10,029,432
Deferred Compensation	N/A	N/A	N/A	N/A	N/A
Retirement Savings Plan	$95,590	$322,228	$0	$0	$0
Other Benefits	$0	$0	$0	$167,599	$132,599
TOTAL VALUE OF INCREMENTAL BENEFITS	$11,393,272	$11,619,910	$0	$20,122,491	$20,462,031

L.E. Seeger

	Death (a)	Disability (a)	Voluntary Resignation (b)	Termination w/o Cause not in Connection with CIC (c)	Termination w/o Cause or Constructive Term. in Connection with CIC (d)
Incremental Benefits Due to Termination Event(1)
Severance	$0	$0	$0	$4,800,000	$4,800,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA(2)	$12,545,082	$12,545,082	$0	$11,418,692	$11,615,032
Deferred Compensation	N/A	N/A	N/A	N/A	N/A
Retirement Savings Plan	$31,385	$288,834	$0	$0	$0
Other Benefits	$0	$0	$0	$167,359	$132,359
TOTAL VALUE OF INCREMENTAL BENEFITS	$12,576,467	$12,833,916	$0	$16,386,051	$16,547,391

D. E. Buckminster

	Death (a)	Disability (a)	Retirement (b)	Termination w/o Cause not in Connection with CIC (c)	Termination w/o Cause or Constructive Term. in Connection with CIC (d)
Incremental Benefits Due to Termination Event(1)
Severance	$0	$0	$0	$5,700,000	$5,700,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA(2)	$1,771,390	$1,771,390	$3,041,091	$1,861,390	$1,010,440
Deferred Compensation	$0	$0	$0	$20,346	$20,346
Retirement Savings Plan	$0	$335,258	$0	$0	$0
Other Benefits	$0	$0	$159,975	$255,377	$133,992
TOTAL VALUE OF INCREMENTAL BENEFITS	$1,771,390	$2,106,648	$3,201,066	$7,837,113	$6,864,778

(1)	NEO is “retirement eligible” if he/she is at least age 55 with ten or more actual or deemed years of service to the company prior to termination of service. With respect to LTIA granted prior to 2013, once retirement eligible, the treatment of specific awards will vary based upon age and years of service at the time of retirement, subject to applicable performance, with all awards vesting in full after age 62 with ten or more actual or deemed years of service, subject to applicable performance. With respect to LTIA granted in 2013 or after, once retirement eligible, all LTIA outstanding for more than one year will vest in full upon retirement up until the NEO is at least age 62 with ten or more actual or deemed years of service to the company, at which time all outstanding LTIA will vest in full upon retirement, subject to applicable performance.

For Messrs. Chenault, Squeri and Buckminster, the scenarios shown that are noted with (a), (c) and (d) include the incremental benefit that they would receive under these scenarios over and above what they would otherwise receive upon retirement.

For Ms. Seeger, the amounts in each column except Voluntary Resignation include a sign-on cash payment of $5,267,000 that will be made to her in each scenario in accordance with her employment offer letter to replace a portion of the long-term incentives she forfeited at her prior employer as a result of joining the company. In the event of Voluntary Resignation, the portion of the sign-on cash payment ($2,633,000) that has already been paid to her is required to be repaid to the company.

2016 PROXY STATEMENT | 71

EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or Change in Control (CIC)

(2)	Value of Accelerated LTIA. RSU and SO values are based on $69.55, the closing price per share of our stock as of December 31, 2015. For SOs, the value reflects the “in the money” value of SOs that vest upon termination of employment or termination following CIC. With respect to PGs, the value reflects the PG’s target value adjusted by the applicable payout percentage. For Mr. Squeri, a portion of his 2012 AIA was awarded in RSUs which will vest three years after the grant date and are not subject to continuous employment. This value is excluded from the table.

	(a)	Death and Disability. An NEO or his designated beneficiary or estate would receive:

		(i)	Pro Rata Bonus: A pro rata AIA for the year of termination at the end of the performance period; subject to Compensation Committee discretion.

		(ii)	Value of Accelerated LTIA: Vesting of 100 percent of outstanding SOs, RSUs and PG awards.

		(iii)	Retirement Savings Plan (RSP) and RRP-RSP: Immediate vesting of any unvested account balances related to company contributions. Upon disability, future employer contributions in the RSP through age 65.

	(b)	Retirement/Voluntary Resignation. For non-retirement eligible NEOs, 100 percent of AIA bonus and 100 percent of unvested LTIA will be forfeited. Since Mr. Chenault, Mr. Squeri and Mr. Buckminster are retirement eligible, they would receive:

		(i)	Pro Rata Bonus: A pro rata AIA for the year of termination; subject to Compensation Committee discretion.

		(ii)	Value of Accelerated LTIA:

●Stock options: For Mr. Chenault, all unvested SOs outstanding will vest; for Mr. Squeri and Mr. Buckminster, a portion of the unvested SOs outstanding for more than one year continue to vest for grants prior to 2013 and for grants post 2013 all unvested SOs outstanding for more than one year continue to vest, subject to performance.

●PG Awards: For Mr. Chenault, 100 percent of the grants vest in full and for Mr. Squeri and Mr.Buckminster, 100 percent of the grants vest in full if outstanding more than one year, subject to performance.

●RSUs: For Mr. Chenault, all unvested RSUs will continue to vest and for Mr. Squeri and Mr. Buckminster, all unvested RSUs outstanding for more than one year continue to vest subject to performance. The amount for Mr. Chenault also includes the full value of 2015 AIA and PG awards (PG2013-15) that were granted in the form of 126,297 RSUs in January 2016, but does not include the value of 2014 AIA and PG awards (PG2012-14) that were granted in the form of 108,370 RSUs in January 2015 as these were included in the table last year and vested fully in January 2016.

		(iii)	Other Benefits: For retirement eligible NEOs, the cash surrender value of the life insurance under our Key Executive Life Insurance Plan.

	(c)	Termination without Cause Not in Connection with a Change in Control. In the event of termination without cause not in connection with a CIC, an NEO would receive:

		(i)	Severance: Two years’ annual compensation, which includes two times of the most recent base salary and two times the amount of the last AIA paid.

		(ii)	Pro Rata Bonus: A pro rata portion of the AIA for the year of termination is paid out at the end of the performance period, subject to Compensation Committee negative discretion.

		(iii)	Value of Accelerated LTIA:

●For non-retirement eligible employees: LTIA continues to vest and vested stock options remain exercisable during the severance period and are canceled on the earlier of their expiration date (for SOs only), the end of the severance period or the commencement of full-time outside employment. PG awards that remain outstanding at the end of the NEO’s severance period are canceled.

●Retirement eligible employees: LTIA will vest as described in footnote (1) above. As a result for Mr. Chenault, all PG, SO and RSU awards will vest in full and Messrs. Squeri and Buckminster will vest partially in unvested LTIAs.

		(iv)	Deferred Compensation: Reflects two years of additional interest crediting (using the prior year’s interest rate assuming 3.13 percent for 1994–2004 programs) on the grandfathered amounts (amounts that were earned and vested prior to December 31, 2004).

●Non-retirement eligible: Account balance is paid in a lump sum—grandfathered amounts are paid at the end of the two-year severance period and all other amounts are paid on a date at least six months following the date of termination.

●Retirement eligible: Amounts are paid at the time and in the form (lump sum or installments) elected by the NEO; otherwise the NEO’s account balance is paid in a lump sum—grandfathered amounts are paid at the end of the two-year severance period and all other amounts are paid on a date at least six months following the date of termination.

		(v)	Other Benefits: Two years of contributions to U.S. medical, dental, health savings accounts and premiums, if applicable, under the basic and Key Executive Life Insurance Plans; perquisite allowance for the year of termination ($35,000 for all NEOs); and outplacement services ($100,000 for all NEOs).

	(d)	Termination without Cause or Constructive Termination in Connection with a Change in Control. In the event of termination without cause or constructive termination in connection with a CIC, an NEO would receive:

		(i)	Severance: Two years’ annual compensation, which includes two times of the most recent base salary and two times the amount of the last AIA paid.

		(ii)	Pro Rata Bonus: A pro rata portion of the AIA for the year of termination is paid out at the end of the performance period, subject to Compensation Committee negative discretion.

72 | AMERICAN EXPRESS COMPANY

EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or Change in Control (CIC)

(iii)	Value of Accelerated LTIA: For all awards granted upon employment termination (“double trigger”), 100 percent vesting of SOs and RSUs upon CIC and a pro rata portion of outstanding PG awards based on the average of the payout percentages for the last two PG programs paid out before the CIC.

(iv)	Deferred Compensation: Reflects two years of interest crediting (using the prior year’s interest rate assuming 3.13 percent for 1994–2004 programs) on the grandfathered amounts (amounts that were earned and vested prior to December 31, 2004). Grandfathered amounts are paid in a lump sum on a date that is at least six months following the date of termination. If the NEO is retirement eligible, all other account balances are paid at the time and in the form (lump sum or installments) elected by the NEO. If the NEO is not retirement eligible, all other account balances are paid in a lump sum on a date that is at least six months following the date of termination.

(v)	Other Benefits: Two years of contribution to U.S. medical, dental and health savings accounts, premiums toward basic life insurance, outplacement services ($100,000 for all NEOs); and, if applicable, the cash surrender value of the life insurance under our Key Executive Life Insurance Plan.

(vi)	Excise Tax Reimbursement and Tax Gross-Up: Effective January 2011, we no longer provide excise tax reimbursements and tax gross-up payments in the case of a CIC; consequently, the table above does not reflect any value.

Termination Payments—Mr. Gilligan

Following Mr. Gilligan’s death in May 2015, payments were made in accordance with the terms of the 2007 Plan as described in clause (a) on page 72. For additional information on these payments and other payments triggered by Mr. Gilligan's death, please see the Summary Compensation Table, the Outstanding Equity Awards Table, the Options Exercises and Stock Vested Table, the Pension Benefits Table and the Nonqualified Deferred Compensation Table.

Other payments which were received upon death include unused paid-time off ($178,000) and key life benefits ($189,000).

2016 PROXY STATEMENT | 73

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN

ITEM 4

APPROVAL OF AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN

In February 2016, upon recommendation of the Compensation Committee, the Board of Directors approved the American Express Company 2016 Incentive Compensation Plan (2016 Plan), subject to shareholder approval. The 2016 Plan allows us to grant the short- and long-term equity and cash incentive compensation awards that are the key elements of our compensation philosophy and practices. Upon approval by shareholders, the Plan will replace the current plan (the 2007 Plan).

✓   Our Board of Directors recommends a vote FOR the 2016 Plan

PURPOSE AND IMPORTANCE OF THE 2016 PLAN

The 2016 Plan enables the company to:

●	Attract, motivate and retain highly qualified and experienced employees at all levels of the company as well as non-employee directors
●	Align employee and shareholder interests in the creation of shareholder value
●	Incentivize short- and long-term financial and operational performance
●	Adapt to evolving best practices in compensation
●	Grant qualifying performance-based compensation for purposes of tax deductibility

HIGHLIGHTS OF 2016 PLAN

The 2016 Plan continues many of the features of the 2007 Plan but has been updated to reflect market and corporate governance developments, based on a review conducted with the help of outside advisors, including the Compensation Committee’s independent compensation consultant, Semler Brossy, and feedback from shareholders. Set forth on the following page are key features of the 2016 Plan, which are subject to the more detailed “Summary of 2016 Plan” section beginning on page 77.

74 | AMERICAN EXPRESS COMPANY

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

2016 PLAN DOES…	2016 PLAN DOES NOT…

✓  Provide for a minimum one-year vesting period subject to certain limited carve outs

✓  Contain limits on the number of shares or cash amounts that may be granted to any individual employee in a year

✓  Contain a limit on the value of equity-based awards that may be granted to any individual non-employee director in a year

✓  Provide for recycling of shares back to the plan pool only in the event of forfeiture or cancellation

✓  Provide for forfeiture/clawback of incentive awards under certain circumstances

✓  Provide the opportunity for awards to qualify as “performance-based compensation” under Section 162(m)

✓  Provide for administration by an independent Board committee

✗  Permit single-trigger vesting on a change in control (except in the sole circumstance where an acquirer does not assume outstanding awards)

✗  Permit liberal share recycling

✗  Permit direct or indirect repricing of underwater stock options without shareholder approval

✗  Permit the grant of options with below-market strike prices

✗  Permit excise tax gross-ups

✗  Contain any “evergreen” provisions that automatically add shares to the plan pool

✗  Permit the grant of reload options

✗  Permit loans for payment of exercise prices or taxes

✗  Permit “net share counting” upon the exercise of options and stock appreciation rights

✗  Permit the recycling of shares underlying awards that are settled in cash

2016 PLAN TERMS

2016 PLAN SHARE POOL AND REPLACEMENT OF 2007 PLAN

Upon its approval by shareholders, the 2016 Plan will replace our 2007 Plan and following the annual meeting, no new awards will be granted under the 2007 Plan. Given the importance of incentive awards to our compensation structure and the updates we wished to make, we decided to seek approval of the 2016 Plan prior to the 2007 Plan’s expiration next year.

2016 PLAN:	2007 PLAN:
●Pool of 17.5 million new shares available for grant* ●No shares will be rolled over from the 2007 Plan
●Outstanding awards covering approximately 19 million shares**

●Approximately 30 million shares remain eligible for grant**

—None of the shares eligible for grant under the 2007 Plan will roll over into the 2016 Plan

—No cancelled or forfeited awards under the 2007 Plan will be rolled over into the 2016 Plan

*	Awards assumed by the company in corporate transactions do not count against the pool.
**	As of our record date, March 4, 2016.

2016 PROXY STATEMENT | 75

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

While equity awards are an important piece of our compensation structure, we have historically maintained a reasonable burn rate and dilution. Adoption of the 2016 Plan as proposed will reduce the overhang of shares subject to outstanding awards and shares available for new grants. The maximum number of shares that may be issued either as full value awards or pursuant to stock options or stock appreciation rights is 17,500,000. The closing stock price of a common share reported on the NYSE on March 4, 2016, our record date, was $58.29 per share.

Awards will be counted against the 2016 Plan reserve on the date of grant, based on the maximum number of shares that may be issued pursuant to the award. Common shares issued under the 2016 Plan may come from newly issued, treasury or reacquired shares, or any combination thereof.

2016 Plan Shares Available

AVAILABLE FOR RE-ISSUANCE UNDER THE 2016 PLAN:	NOT AVAILABLE FOR RE-ISSUANCE UNDER THE 2016 PLAN:
✓ Shares underlying awards that are forfeited, canceled, expired or otherwise terminated without the issuance of shares
✗  Shares used to satisfy tax witholding obligations or to cover payments in connection with the net settlement of outstanding options or stock appreciation rights

✗  Shares repurchased on the open market with the proceeds from the payment of exercise price of stock options

✗  Shares underlying awards that are settled in cash

SECTION 162(m)

Shareholder approval of the 2016 Plan is also required in order to permit (but not obligate) the Compensation Committee to grant awards that qualify as performance-based under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision thereto, and the regulations thereunder (“Section 162(m)”) for purposes of tax deductibility.

76 | AMERICAN EXPRESS COMPANY

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

SUMMARY OF 2016 PLAN

The full text of the 2016 Plan is attached to this proxy statement as Exhibit A. The principal terms of the 2016 Plan are described below, but the description is qualified in its entirety by reference to the 2016 Plan itself. This 2016 Plan will not become effective unless approved by shareholders.

Eligible Participants	●	Employees and other individuals performing services for the company are eligible to receive awards under the 2016 Plan.
	●	As of March 4, 2016, approximately 3,900 persons, including 14 executive officers and 11 non-employee directors, may be considered for awards.
Types of Awards

The 2016 Plan allows for the granting of stock options (both non-qualified and incentive), stock appreciation rights, restricted stock, restricted stock units, performance grants, dividend equivalents and awards providing benefits similar to the foregoing awards.

●

The Compensation Committee has the authority to grant and set the terms of awards made to participants other than non-employee directors, including if it chooses, the authority to adopt subplans for purposes of non-U.S. law.

●

The Board has the authority to grant and set the terms of awards made to non-employee directors and, with respect to those awards, to exercise all authority of the Compensation Committee described below.

	●	Awards under the 2016 Plan may be paid in cash, common shares, or other property as determined by the Compensation Committee.
Annual Award Limits (Participants Other than Non-Employee Directors)	●	No participant shall be granted more than 2,000,000 shares subject to stock options and stock appreciation rights in any one calendar year.
●

No participant shall receive more than 1,000,000 shares of restricted stock or shares underlying restricted stock units in any one calendar year (excluding any restricted stock or restricted stock units issued in satisfaction of performance grants that are made in lieu of awards that have been denominated in cash).

	●	No participant shall be paid more than $20,000,000 in cash, shares or other property (including restricted stock or restricted stock units) under performance grants in any one calendar year.
Annual Award Limits (Non-Employee Directors)	●

No non-employee director may be granted equity-based awards under the 2016 Plan in any one calendar year for services as a non-employee director with an aggregate fair market value (determined on the award grant date) in excess of $500,000.

Minimum Vesting Periods	●	All awards will have a minimum exercisability or vesting period of at least one year except for:
		—	Limited exceptions for death, disability, retirement, and certain corporate transactions (“Defined Events”)
		—	Up to a maximum of five percent (5%) of the maximum aggregate number of shares under the 2016 Plan may be issued without regard for any minimum exercisability or vesting period requirements
		—	The Compensation Committee may adjust the vesting period for awards assumed by the company in corporate transactions

2016 PROXY STATEMENT | 77

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

Stock Options and Stock Appreciation Rights	●

A stock option is the right to purchase a specified number of common shares for a fixed exercise price not less than the fair market value of the underlying common shares on the date of grant and a stock appreciation right is the right to receive cash, common shares or other property based on the increase in the value of a number of shares underlying the award over such fixed exercise price.

		—	Limited exception for exercise price of awards assumed by the company in corporate transactions
	●	Fair market value of a share of common stock on a given date is determined by the closing price as reported by the company’s principal stock exchange on such date.
●

Stock option holder must be employed by or performing services for the company or one of its affiliates from the date of grant through the date of exercise, in order to exercise an option, subject to limited exceptions.

	●	No longer than a ten-year term.
Restricted Stock and Restricted Stock Units	●	Restricted stock is an award of common shares that is subject to a vesting period determined by the Compensation Committee during which they cannot be transferred.
		—	Prior to the expiration of the vesting period, a participant who has received an award of restricted stock has the right to vote and to receive dividends on the underlying unvested shares
—

Any dividends that are not paid currently may, at the Compensation Committee’s discretion, accrue interest or be reinvested into additional shares of restricted stock subject to the same vesting or performance conditions as the underlying award

	●	Restricted stock units are awards that are valued by reference to common shares which may be paid to a participant upon vesting in cash, common shares or other property.
—

Prior to the expiration of the vesting period, a participant who has received an award of restricted stock units will have no right to vote or to receive dividend equivalents unless otherwise determined by the Compensation Committee

Performance Grants	●

Performance grants, such as Annual Incentive Awards and Portfolio Grant awards, are amounts payable in cash, common shares or other property as determined by the degree to which performance objectives are achieved during a specified period, subject to adjustments approved by the Compensation Committee.

	●	Performance objectives may be based upon company, business unit, participant and/or other performance objectives, including but not limited to the criteria listed under “Qualifying Awards” below.

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AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

Qualifying Awards	●	The Compensation Committee may (but is not obligated to) grant to covered executives qualifying awards that constitute performance-based compensation under Section 162(m).
		—	The Compensation Committee may also amend or take other action with respect to a qualifying award in a way that disqualifies it under Section 162(m)
	●	Qualifying awards will be fully deductible without regard to the $1 million cap on deductibility of compensation paid to certain NEOs under Section 162(m).
	●	Any type of award permitted under the 2016 Plan may be granted as a qualifying award.
●

Stock options and stock appreciation rights are deemed to be subject to performance conditions inherently under Section 162(m) but the performance objectives for other qualifying awards will be based on one or more of the following:

		—	Revenue, revenue growth or product revenue growth
		—	Net income (before or after taxes)
		—	Earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization) or earnings per share
		—	Shareholders’ equity or return on shareholders’ equity
		—	Assets, return on assets or net assets
		—	Capital or return on capital (including return on total capital or return on invested capital)
		—	Book value or book value per share
		—	Economic value added models or equivalent metrics
		—	Operating income (before or after taxes)
		—	Pre- or after-tax income (before or after allocation of corporate overhead or incentive compensation)
		—	Operating expenses or reengineering savings
		—	Operating margins, gross margins or cash margin
		—	Cash flow, cash flow per share (before or after dividends) or cash flow return on investment
		—	Stock price or total shareholder return
		—	Market share
		—	Debt reduction
		—	Comprehensive Capital Analysis and Review (CCAR) related capital ratios
		—	Credit metrics
		—	Regulatory achievements

2016 PROXY STATEMENT | 79

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
2016 Plan Terms

	●	The Compensation Committee may provide that in measuring achievement of performance objectives, an award may include or exclude items such as:
		—	Realized investment gains and losses
		—	Extraordinary, unusual, non-recurring or infrequently recurring items
		—	Asset write-downs
		—	Effects of accounting changes
		—	Currency fluctuations
		—	Acquisitions, divestitures, reserve-strengthening and other non-operating items

●

The Compensation Committee shall have the discretion, by participant and by qualifying award, to reduce (but not to increase) some or all of the amount that would otherwise be payable under the qualifying award by reason of the satisfaction of the performance objectives set forth in the qualifying award.

Transferability	A participant’s rights in an award granted under the 2016 Plan may be assigned or transferred only in the event of death, or if permitted by the Compensation Committee.
Change in Control

The Compensation Committee may provide in an award agreement provisions relating to a “change in control” of the company (as such term is defined in the award agreement), including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award; provided that, in addition to any other conditions provided for in the award agreement:

(a)	any acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an award in connection with a change in control may occur only if (i) the change in control occurs and (ii) either (A) the employment of the participant is terminated (“double-trigger”) or (B) the acquirer does not agree to the assumption or substitution of outstanding awards;

(b)

for any award that is earned or vested based upon achievement of performance objectives, any amount deemed earned or vested in connection with a change in control or associated termination of employment shall be based upon the degree of performance attainment and/or the period of time elapsed in the performance period as of the applicable date; and

(c)

for any award that constitutes nonqualified deferred compensation under Section 409A of the Code and provides for an accelerated payment in connection with a change in control (whether or not in conjunction with a termination of employment), “change in control” shall mean a change in control within the meaning of Section 409A for purposes of such accelerated payment provision.

For the terms of outstanding awards under the 2007 Plan, please see “Potential Payments Upon Termination or Change in Control” on page 70.
Award Forfeiture Provisions

Awards may be subject to recoupment by the company to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or stock exchange listing conditions.

Dilution and Other Adjustments

The 2016 Plan provides that in the event of any corporate transaction or change in corporate capitalization, the Compensation Committee will make appropriate changes to the terms of the 2016 Plan (e.g., the maximum number or kind of shares that may be issued under the 2016 Plan and individual limits) and outstanding awards.

80 | AMERICAN EXPRESS COMPANY

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
Certain U.S. Federal Income Tax Consequences of Plan Awards

Tax Withholding

The exercise or payment of awards and the issuance of shares under the 2016 Plan is conditioned upon a participant making satisfactory arrangements for the satisfaction of any liability to withhold federal, state, local or foreign income or other taxes.

Plan Amendment

The 2016 Plan may be amended in whole or in part at any time and from time to time by the Board; provided, however, that no amendment may be made without shareholder approval if such amendment would (a) increase the number of shares available for grant, (b) decrease the minimum stock option exercise price, (c) reduce the minimum vesting or performance periods under the Plan for awards, (d) change the aggregate or annual award limits, (e) amend or repeal the prohibitions against repricing or exchange of awards, or (f) in the absence of shareholder approval, adversely affect compliance with applicable laws, rules and regulations.

New Plan Benefits

The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2016 Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Compensation Committee or Board, as applicable.

Certain U.S. Federal Income Tax Consequences of Plan Awards

The following discussion is intended to provide only a general outline of the U.S. federal income tax consequences of participation in the 2016 Plan and the receipt of awards or payments thereunder by participants subject to U.S. taxes. It does not address any other taxes imposed by the United States, taxes imposed by any state or political subdivision thereof or foreign jurisdiction, or the tax consequences applicable to participants who are not subject to U.S. taxes.

Nonqualified stock options. A participant who exercises a nonqualified stock option recognizes taxable ordinary income in the year the option is exercised in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price. Subject to applicable provisions of the Code and regulations thereunder, including Section 162(m), the company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short-term (if held one year or less) or long-term (if held more than one year) capital gain but will not result in any further deduction for the company.

Incentive stock options. The 2016 Plan authorizes the grant of incentive stock options (“ISOs”) that meet the requirements of Section 422 of the Code, in an amount not to exceed, in the aggregate, 17,500,000 shares. A participant who exercises an ISO does not recognize ordinary income at the time of exercise (although may be subject to alternative minimum tax), and the company is not entitled to a tax deduction. Upon the sale of shares obtained by exercising an ISO more than two years after grant and one year after exercise, the excess of the sale price of the shares over the exercise price of the ISO is taxed as long-term capital gain. If the shares are sold within two years of the grant date and/or one year of the date of exercise, the excess of the fair market value of the shares on the date of exercise (or sale proceeds if less) over the exercise price is taxed as ordinary income, and, subject to applicable provisions of the Code and regulations thereunder, including Section 162(m), the company is entitled to a tax deduction for this amount; any remaining gain is taxed as short-term capital gain, without a company tax deduction.

Stock appreciation rights. A participant who exercises a stock appreciation right recognizes taxable ordinary income in the year the stock appreciation right is exercised in an amount equal to the cash and/or the fair market value of any shares of Common Stock received. Subject to applicable provisions of the Code and regulations thereunder, including Section 162(m) of the Code, the company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

Restricted stock and restricted stock units. A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of shares of restricted stock or restricted stock units. When the shares vest or units settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code and regulations thereunder, including Section 162(m), the

2016 PROXY STATEMENT | 81

AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN
Equity Compensation Plans

company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code and regulations thereunder, including Section 162(m), the company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain but will not result in any further deduction for the company.

The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of awards, particular circumstances, or all awards available under the 2016 Plan. It is based on U.S. federal income tax law and interpretational authorities as of the date of this proxy statement, which are subject to change at any time.

EQUITY COMPENSATION PLANS

The following table provides summary information with respect to the company’s equity compensation plans under which the company’s common shares may be issued to employees or non-employees (such as consultants or advisors) as of December 31, 2015, each of which was approved by shareholders. Information relating to employee stock purchase plans and employee savings plans (such as 401(k) plans) is not included. Information is provided in the aggregate for the company’s equity compensation plans which have been approved by the company’s shareholders. There are no such plans that have not been approved by shareholders.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by shareholders	10,820,300	$44.60	33,243,317
Equity compensation plans not approved by shareholders	0	0	0
TOTAL	10,820,300	$44.60	33,243,317

82 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS

ITEM 5

SHAREHOLDER PROPOSAL RELATING TO ANNUAL DISCLOSURE OF EEO-1 DATA

The New York City Comptroller, the custodian and/or trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, the New York City Police Pension Fund, and the New York City Board of Education Retirement System (the “Systems”), One Centre Street, New York, NY 10007, has advised that the Systems are the beneficial owner of 1,042,137 common shares and that they intend to introduce the resolution below.

RESOLVED: Shareholders request that the Board of Directors adopt and enforce a policy requiring American Express Company (the “Company”) to disclose annually its EEO-1 data—a comprehensive breakdown of its workforce by race and gender according to 10 employment categories—on its website or in its corporate responsibility report, beginning in 2016.

SUPPORTING STATEMENT

Diversity matters. Numerous studies suggest that companies with comprehensive diversity policies and programs, and strong leadership commitment to implement and fully integrate diversity into their culture and practices, enhance long-term shareholder value. A McKinsey & Company global study (Diversity Matters, February 2015), for example, found that companies in the top quartile for racial and ethnic diversity are 35 percent more likely to have financial returns above their respective national industry median.

Workplace diversity provides competitive advantage by generating diverse, valuable perspectives, creativity, innovation and adaptation, increased productivity and morale, while eliminating the limitations of “groupthink.” It also reduces potential legal and reputational risks associated with workplace discrimination and builds corporate reputations as fair employers.

The financial services industry, of which the company is a part, is characterized by persistent and pervasive underrepresentation of minorities and women, particularly in senior positions.

Overall, the number of minorities and women holding management-level jobs in the financial sector did not substantially change over the 18 years from 1993 to 2011, according to 2010 and 2013 reports by the U.S. Government Accountability Office (GAO) (http://www.gao.gov/assets/660/653814.pdf; http://www.gao.gov/new.items/d10736t.pdf). In 2011, minority men and women together held only 10% of senior positions at financial firms, with African-Americans holding 2.7%, Hispanics 3.3%, and Asians 4.1%. Additionally, in 2008, the most recent such data provided by the GAO, white men held 64% of senior jobs, more than twice as many as white women, who held only 27%.

We would like to see more comprehensive quantitative disclosures to better evaluate the outcomes of the diversity initiatives the company has outlined. Company disclosures such as “minorities comprise 38% of our U.S. workforce” do not reveal anything about minorities’ distribution and trends across job categories and particularly in more senior roles. Without more detailed quantitative information on a comparable basis, shareholders have no way to evaluate and benchmark the effectiveness of these efforts over time and relative to peers.

Federal law requires companies with 100 or more employees to annually submit an EE0-1 Report to the Equal Employment Opportunity Commission. The report profiles a company’s workforce by race and gender in 10 job categories, including senior management.

Over two-thirds of S&P 100 companies now disclose EE0-1 data, including financial peers such as Bank of New York Mellon, Citigroup, Goldman Sachs, JPMorgan Chase, Morgan Stanley and US Bancorp.

The proposal does not limit the company from providing more detailed quantitative and qualitative disclosures where appropriate. We also encourage the company to describe the steps it is taking and the challenges it faces in moving forward to achieve its diversity plans and goals.

2016 PROXY STATEMENT | 83

SHAREHOLDER PROPOSALS
Item 5—Shareholder Proposal Relating to Annual Disclosure of EEO-1 Data

BOARD OF DIRECTORS STATEMENT IN OPPOSITION

The Board recommends a vote AGAINST this proposal because:

●	We have a strong commitment to diversity and a long track record of success and results.
●	Disclosure of the EEO-1 data would not provide an appropriate platform to have a discussion about diversity and would not enhance our commitment to diversity.

Our Long-Standing Commitment to Diversity

American Express is widely recognized as a leader in diversity and inclusion. Our commitment, which began nearly three decades ago, is to create an employee base that reflects the diverse customers and communities we serve and enables innovation that drives business growth. Equally critical to our success is building an inclusive culture where all employees have a voice and are enabled to reach their full potential. This continued commitment to diversity is apparent in our metrics (data is as of December 31, 2015):

●	Women represent 57 percent of our U.S. workforce and 44 percent of U.S. employees at the Vice-President-and-above level
●	In 2015, 46 percent of promotions at the Vice-President-and-above level were made to female employees
●	Minorities comprise 42 percent of our U.S. workforce
●	In 2015, minorities made up 51 percent of U.S. external hires
●	Women comprise 25 percent of our Board of Directors
●	25 percent of our Board of Directors is ethnically diverse

Our Diversity and Inclusion Initiatives

Our diversity and inclusion strategy encompasses several key initiatives:

●

Employee Networks: Since 1987, American Express’ Employee Networks have brought together people with shared backgrounds and interests to engage with and learn from each other outside of their daily work lives. Organically grown and employee driven, there are 15 networks and 100 chapters globally, By driving employee engagement and promoting a culture of inclusion, Employee Networks, including BEN (Black Employee Network), HOLA (Hispanic Origin & Latin American) and WIN (Women’s Interest Network) have helped to establish American Express as an employer of choice.

●

Women’s Leadership: American Express continues to focus on advancing women into leadership positions through a series of initiatives, including sponsorship education. Launched in 2015, this learning session is aimed at equipping our female leaders to better understand the importance of, and how to build, sponsor relationships. Since the program launch, over 1,200 employees in 22 markets have participated in the sponsorship training.

●

Diversity Pipelining: In conjunction with the Executive chapters of our BEN and HOLA networks, we launched our first proactive pipelining project designed to cultivate proactive relationships with executive level black/Hispanic talent in 2015.

●

Senior Leadership Accountability: American Express senior executives are evaluated annually against diversity goals, in addition to business goals. Their performance toward achieving these goals is tied to compensation.

84 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS
Item 5—Shareholder Proposal Relating to Annual Disclosure of EEO-1 Data

Our Recognition as a Leader in Diversity and Inclusion

We have been consistently recognized as a leader in diversity through placement on surveys administered by external experts such as: Working Mother Media, Great Place to Work Institute and the Human Rights Campaign. Our diversity initiatives are often cited as best in class by leading publications, and we have shared information on our programs publicly.

Recent recognitions include:

●	Black Enterprise: 40 Best Companies for Diversity
●	Great Place to Work: World’s Best Multinational Workplaces
●	Fortune: 100 Best Companies to Work For (Great Place to Work)
●	Human Rights Campaign: Corporate Equality Index: Perfect score of 100 since 2004
●	Working Mother: NAFE Top Companies for Executive Women
●	Working Mother: Top Companies for Multicultural Women
●	Working Mother: 100 Best Companies

EEO-1 Data Not Reflective of American Express’ Diversity

Form EEO-1 requires us to categorize our workforce by gender and race according to certain EEOC-mandated job categories that do not account for any company or industry-specific factors. It is designed to yield generalized data across all categories of private employers, rather than information specific to any one company. For this reason, the EEO-1 data is neither informative nor a reliable measure of our commitment to equal opportunity employment. We do not believe that EEO-1 data is reflective of American Express’ diversity or that disclosing this data will enhance our commitment to an inclusive culture or meaningfully further our goal of workplace diversity.

Our commitment to Diversity & Inclusion and transparency is further demonstrated on our website where we provide both qualitative and quantitative data, including information about our U.S. workforce. This information is publicly available at https://www.americanexpress.com/us/content/global-diversity-and-inclusion/index.html.

ITEM 5 RECOMMENDATION: Our Board of Directors recommends that you vote AGAINST this proposal.

2016 PROXY STATEMENT | 85

SHAREHOLDER PROPOSALS
Item 6—Shareholder Proposal Relating to Report on Privacy, Data Security and Government Requests

ITEM 6

SHAREHOLDER PROPOSAL RELATING TO REPORT ON PRIVACY, DATA SECURITY AND GOVERNMENT REQUESTS

Arjuna Capital/Baldwin Brothers Inc., 204 Spring Street, Marion, MA 02738, has advised us that it intends to introduce the following resolution on behalf of its client, Steven Matthew Schewel, owner of 60 common shares:

PRIVACY, DATA SECURITY AND GOVERNMENT REQUESTS FOR CONSUMER INFORMATION

Whereas: Customer trust is critical for American Express, which routinely gathers massive amounts of personal financial data concerning and affecting the lives of millions of people; breaches of privacy and data security are a growing threat which can result from company negligence, external attacks, and government surveillance.

The Wall Street Journal reported that the U.S. National Security Agency (NSA) has obtained customer data from credit card issuers. Businessweek reported that an NSA program, “Follow the Money,” tracks records of international payments and credit card transactions and their database contained 180 million records in 2011 --84 percent were credit card transactions. TIME reported that credit card networks “are most likely giving the government ‘metadata.’ That is, the credit card issuers could provide the NSA details such as an account or card number, where and when a purchase was made, and for how much.”

Controversy over U.S. government surveillance has spurred massive global press coverage, hearings in the U.S. and Europe, and widespread calls for reform.

Responding to growing public concern, Internet companies including Google, Apple, Microsoft, Linkedln, Twitter, and Facebook and telecommunications companies Verizon and AT&T now regularly publish “Transparency Reports,” detailing government requests for confidential customer data. While privacy is critical to the success of AXP’s business, AXP has not disclosed information regarding the extent and nature of requests for customer data made by government agencies.

American Express Chief Information Officer Marc Gordon told a Congressional committee that sharing information with the government about a security threat or attack raises “important privacy questions” regarding customer information.

Unauthorized collection, disclosure, or misuse of personal information can cause great harm to individuals and society including discrimination, identity theft, financial loss, loss of business or employment opportunities, humiliation, reputational damage, questionable government surveillance, or physical harm.

We believe AXP’s Board has a fiduciary and social duty to protect company assets, including the personal information of customers. Risks include privacy breaches, consumer profiling controversies, litigation, and a loss in brand value.

Privacy is fundamental to democracy and free expression. While AXP must comply with legal obligations, failure to persuade customers of a genuine long-term commitment to privacy could present AXP with serious financial, legal and reputational risks.

Resolved: Shareholders request the Company publish an annual report explaining how the Board is overseeing privacy and data security risks, providing metrics and discussion, subject to existing laws and regulation, regarding requests for customer information by U.S. and foreign governments, at reasonable cost and omitting proprietary information.

Supporting Statement: In these reports, the Company may omit information on routine requests under individualized warrants. The reports should consider existing Transparency (or Law Enforcement Request} Reports published by major internet companies, and where applicable, include how often AXP has shared information with U.S. or foreign government entities; type of customer information shared; number of customers affected; type of government requests; discussion of Company efforts to protect customer privacy and data.

86 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS
Item 6—Shareholder Proposal Relating to Report on Privacy, Data Security and Government Requests

BOARD OF DIRECTORS STATEMENT IN OPPOSITION

The Board recommends a vote AGAINST this proposal because:

●	We have a strong and long-standing commitment to privacy and data security.
●

As a regulated financial institution, we are subject to and comply with extensive privacy and data protection laws and regulations and are subject to regulatory examination in and outside the United States.

●	We have a rigorous framework and devote significant resources to our privacy and cybersecurity programs, which is overseen by regular reporting to the Board of Directors and the Risk Committee.

Our History of a Commitment to Privacy and Data Security

American Express recognizes the importance of maintaining consumer trust and has a strong, long-standing commitment to privacy and data security. In the 1970s, we participated in Privacy Commission hearings in Washington, D.C. and adopted a Privacy Code of Conduct, applicable to customers and employees alike. We were one of the first companies in the United States to give customers the option of not receiving direct mail. In the 1980s, we were one of the first U.S. companies to endorse the Organization for Economic Cooperation and Development’s Guidelines Governing the Protection of Privacy and Transborder Flows of Personal Data. In the 1990s, we introduced Customer Privacy Principles and posted our Internet Privacy Statement. We were one of the first financial services firms to begin using Binding Corporate Rules, a set of privacy principles that comply with European Union (EU) data protection legislation and approved by the UK Information Commissioner’s Office. The company has a dedicated Privacy Center, available at www.americanexpress.com/privacycenter, to provide consumers with information about our company’s data protection and privacy principles, access to our U.S. privacy notices, online privacy statement and privacy choices.

American Express has been ranked #1 in the Financial Services category in the Ponemon Institute’s annual “Most Trusted Companies for Privacy” study, and in the top two overall for all industries and companies, since the study started in 2006.

As a regulated financial institution, we are subject to and comply with extensive privacy and data protection laws and regulations in the United States and elsewhere. Banking and other data protection laws restrict the disclosure of non-public personal information and require administrative, technical and physical safeguards to ensure the security of customer information. Our privacy and data security practices are regularly audited by bank examiners and other regulatory authorities.

Our Framework and Processes for Managing These Risks

American Express has two dedicated Chief Privacy Officers, each with a team of privacy professionals that advise the business on privacy risks and assess the effectiveness of privacy controls to effectively manage the company’s privacy risk. The Chief Privacy Officer, U.S. and the Chief Privacy Officer, International oversee the company’s Privacy Risk Management Policy and Global Privacy Program which provide the framework for the collection, processing and sharing of personal information. The company has a dedicated Privacy Risk Management subcommittee of its Operational Risk Management Committee, as well as established governance and escalation paths so that privacy issues can be raised to senior management and/or board levels. This rigorous framework helps to ensure an ongoing focus on privacy matters and that customer concerns are reflected in the company’s privacy-related decisions and activity. We also devote significant resources to cybersecurity and risk management processes to adapt to the changing cybersecurity landscape and respond to emerging threats in a timely and effective manner. This includes taking steps to reduce the potential for identity theft, fraud and service disruptions. We restrict access to customer and employee data by our employees, partners and service providers. The company maintains a dedicated Chief Information Security Officer, an Information Security Risk Management subcommittee of its Operational Risk Management Committee and staff focused on, among other matters, cyber intelligence, information security assurance, information security incident management, identity and access management, and information security strategy, architecture, policies and analytics. Most recently, we have created an Information Security Oversight team within the Global Risk Oversight organization to work closely with the Chief Information Security Officer and ensure an independent review and assessment of information security risk controls.

2016 PROXY STATEMENT | 87

SHAREHOLDER PROPOSALS
Item 7—Shareholder Proposal Relating to Action by Written Consent

American Express also has a Chief Privacy Counsel, Chief Technology Counsel, Privacy Compliance team and a team of in-house counsel to advise regarding legal issues related to privacy and data security.

Our Board is updated on privacy matters and receives regular reports on governance systems to address cybersecurity risk, strategies to assess, manage and monitor cybersecuity risks, and on implementation of cybersecurity strategies.

In view of the company’s strong commitment to privacy and data protection, the Board does not believe that adopting this proposal would add any additional value.

ITEM 6 RECOMMENDATION: Our Board of Directors recommends that you vote AGAINST this proposal.

ITEM 7

SHAREHOLDER PROPOSAL RELATING TO ACTION BY WRITTEN CONSENT

Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, has advised that she is the owner of 50 common shares and that she intends to introduce the following resolution:

PROPOSAL 7—RIGHT TO ACT BY WRITTEN CONSENT

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. For instance it takes 25% of American Express shares outstanding, net long, to call a special meeting. New York law would allow 10% of shares outstanding to call a special meeting without mandating a net long requirement.

With a net long requirement a significant percentage of American Express shares outstanding could be disenfranchised from having any voice whatsoever on calling a special meeting.

This proposal topic also won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholders to act by written consent.

Please vote to protect shareholder value.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION

The Board recommends a vote AGAINST this proposal because:

●	Our shareholders may effect change by calling a special meeting to raise matters for the review and approval of all shareholders.
●

Permitting action at a meeting (whether the annual meeting or a special meeting) is a fairer process than the written consent process as it provides all shareholders the opportunity to participate and vote.

The Board believes that implementation of this proposal is unnecessary given the ability of shareholders to call special meetings. The company’s by-laws currently provide that shareholders holding 25 percent or more of the company’s outstanding common shares may call a special meeting. Thus, shareholders may propose any proper matter for a vote either through a special meeting or at our annual meeting. Implementation of this proposal, however, could permit fundamental corporate changes to occur outside of a meeting and without notice to other shareholders or time for thoughtful consideration.

88 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS
Item 8—Shareholder Proposal Relating to Lobbying Disclosure

The Board believes that permitting action at a meeting (whether the annual meeting or a special meeting) is a fairer process as it provides all shareholders the opportunity to participate and vote. Meetings are held at a time, date and venue announced publicly in advance, and all shareholders receive prior notice of the meeting and are invited to attend the meeting and make their views known.

To the contrary, the shareholder proposal could allow shareholders owning slightly over 50 percent of the outstanding shares to act on a significant matter potentially without prior notice of the meeting to all shareholders and without affording all shareholders the opportunity to present their views. This would disenfranchise shareholders who are not given the chance to participate.

In addition, our Board believes that the company’s corporate governance principles which encourage shareholders to directly communicate with and raise concerns to the Board (as discussed on page 28) and our robust shareholder engagement process provide other means for shareholders to bring matters to the attention of the Board and management outside of the annual meeting process.

In summary, the Board believes the proposal is not in the best interests of shareholders or the company and is unnecessary, given the ability of shareholders to call special meetings.

ITEM 7 RECOMMENDATION: Our Board of Directors recommends that you vote AGAINST this proposal.

ITEM 8

SHAREHOLDER PROPOSAL RELATING TO LOBBYING DISCLOSURE

Walden Asset Management has advised that it is the owner of more than $2,000 in common shares and that it intends to introduce the resolution below. This resolution is co-sponsored by the Benedictine Sisters of Virginia who has advised that it is the beneficial owner of 1000 common shares, the Benedictine Sisters of Baltimore who has advised that it is the beneficial owner of 250 common shares, Friends Fiduciary Corporation who has advised that it is the beneficial owner of at least $2,000 in common shares, Missionary Oblates of Mary Immaculate who has advised that it is the beneficial owner of 7000 common shares and Providence Trust who has advised that it is the beneficial owner of 700 common shares. Addresses for each of the proponents will be supplied promptly upon oral or written request to our Secretary.

PROPOSAL 8—LOBBYING DISCLOSURE

Whereas, we believe it is important that American Express’s lobbying positions, and processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy and controversial lobbying activity may pose risks to our company’s reputation.

American Express does disclose political spending contributions but in contrast, lobbying disclosure is limited. American Express spent over $9 million between 2010 and 2014 on federal lobbying, according to Senate reports. But this figure may not include grassroots lobbying to influence legislation by mobilizing public support or opposition to a specific bill and does not include lobbying expenditures to influence legislation in states or indirect spending through third-parties.

Resolved, the shareholders of American Express (“Amex”) request the Board authorize the preparation of a report, updated annually, and disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Amex used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Amex’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

2016 PROXY STATEMENT | 89

SHAREHOLDER PROPOSALS
Item 8—Shareholder Proposal Relating to Lobbying Disclosure

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Amex is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report should be presented to the Audit and/or Governance Committee and posted on Amex’s website.

Supporting Statement

We encourage transparency about the ways corporate funds influence legislation and regulation, directly and indirectly.

While Amex does disclose its trade association payments applying to political contributions, our company still is not fully disclosing payments used for lobbying which are non-deductible for tax purposes. And at present Amex does not disclose its payments to trade associations or the percentage they use.

For example, American Express is a prominent member of the Chamber of Commerce which has spent over $1 billion in lobbying since 1998. Yet Amex’s level of funding of the Chamber is still secret.

The Chamber has also sued the EPA in the past for its policies and regulations combating climate change and is aggressively attacking the EPA on its new Clean Power Plan to address climate change. While Amex has a strong commitment to protecting the environment, its funds are used by the Chamber in this campaign against climate solutions.

In summary, we urge Amex to provide comprehensive disclosure of its lobbying activities.

BOARD OF DIRECTORS STATEMENT IN OPPOSITION

The Board recommends a vote AGAINST this proposal because we already have a comprehensive system to report our political activities:

●	We believe that active engagement in the public policy arena is an important part of responsible corporate citizenship and important to support our short- and long-term business goals. In order to promote transparency and accountability, we post on our website our policy on political activities together with a list of our political contributions, the principal U.S. trade and industry associations to which we paid annual dues of $50,000 or more and that portion of our dues that has been reported as used for lobbying purposes. We update this information semi-annually.

●	We do not spend corporate funds directly on electioneering communications and we publicly disclose any contributions to another organization that are used in connection with a political campaign.
●	We regularly file reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing our lobbying activities. We file all lobbying reports required by state statutes.

Why We Engage

We believe that active engagement in the public policy arena is not only an important part of responsible corporate citizenship but also a significant means of supporting our short- and long-term business goals. As a large publicly traded company, the outcomes of public policy debates can impact our revenues, expenses, employee relations, taxation, and many other aspects of our business, customers, employees, and the communities in which we operate. We identify in our Annual Report on Form 10-K and our Lobbying Disclosure Act filings the public policy issues that can significantly impact aspects of our business. Illustrative areas that we have identified include consumer financial and protection laws and regulations, merchant and network regulations, privacy and data security policy initiatives and prudential banking regulations. The timing of a government’s action can range from imminent to years in the future. We both monitor the issues and public policy debates and engage with government officials at various levels throughout the world in order to provide our perspective.

90 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS
Item 8—Shareholder Proposal Relating to Lobbying Disclosure

How We Engage

We participate in trade and industry associations in the United States in support of our public policy initiatives. These associations offer a variety of benefits including monitoring industry policies and trends, providing industry and market expertise, and advancing our public policy interests. We evaluate our memberships in trade associations and we provide our view on public policy issues to them. However, our participation in trade and industry associations does not mean and should not be taken to mean that we agree with every position a trade or industry association takes on an issue.

In addition to our advocacy efforts, American Express participates in the political process through the American Express Company Political Action Committee (AXP PAC), which is funded solely by voluntary contributions from employees, and through corporate political contributions in those jurisdictions where it is permissible to do so. We do not spend corporate funds directly on electioneering communications, and we publicly disclose any contributions to another organization that are used in connection with a political campaign.

Board and Management Oversight of Our Political Activities

Our government affairs team coordinates with colleagues across our business to assess the potential impact of public policy issues in order to prioritize and determine the appropriate level of engagement. The team also works with our business executives to periodically review and evaluate key public policy issues for our company globally. We brief our Board of Directors, through its Public Responsibility Committee, on our process to identify the issues on which we engage and we regularly update the committee on the public policy issues of importance to our company and where we have chosen to engage with government officials.

We maintain comprehensive compliance procedures to ensure that our activities are conducted in accordance with our policies and with all relevant laws governing political contributions and lobbying activities. Procedures include periodic reviews conducted by an outside law firm and internal audit. We regularly file reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing our lobbying activities. We also file all lobbying reports required by state statutes.

We request information regarding political contributions from trade associations, entities organized under section 501(c) 4 of the Code, and other tax exempt organizations of which American Express is a member that engage in non-deductible lobbying and political expenditures. For any such organization that receives in excess of $50,000 during the calendar year from the company, we request that the organization identify any portion of American Express’ payments used in connection with participation or intervention in a political campaign on behalf of (or in opposition to) any ballot initiative or candidate for public office as defined under Subsection 162(e)(1)(B) of the Code. We include any amounts reported to us as used for such purposes in our Political Contributions Report which is available on our website at http://about.americanexpress.com/news/pap.aspx. In addition, we report the principal U.S. trade and industry associations to which we paid annual dues of $50,000 or more and that portion of our dues that has been reported as used for lobbying purposes.

ITEM 8 RECOMMENDATION: Our Board of Directors recommends that you vote AGAINST this proposal.

2016 PROXY STATEMENT | 91

SHAREHOLDER PROPOSALS
Item 9—Shareholder Proposal Relating to Independent Board Chairman

ITEM 9

SHAREHOLDER PROPOSAL RELATING TO INDEPENDENT BOARD CHAIRMAN

Mr. Steiner, 14 Stoner Ave., Apt. 2M, Great Neck, NY 11021, has advised that he is the owner of no less than 500 common shares and that he intends to introduce the following resolution:

INDEPENDENT BOARD CHAIRMAN—PROPOSAL 9

Shareholders request our Board of Directors to adopt a policy, and amend our governing documents as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement. If the Board determines that a Chair who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. This proposal requests that all the necessary steps be taken to accomplish the above.

According to Institutional Shareholder Services 53% of the Standard & Poors 1,500 firms separate these 2 positions- “2015 Board Practices,” April 12, 2015. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.

The role of the CEO and management is to run the company. The role of the Board of Directors is to provide independent oversight of management and the CEO. There is a potential conflict of interest for a CEO to be her/his own overseer while managing the business. Chairing and overseeing the Board is a time intensive responsibility, and a separate Chair leaves the CEO free to manage the company and build effective business strategies.

Intel’s former chair Andrew Grove said, “The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he’s an employee, he needs a boss, and that boss is the Board. The Chairman runs the Board.

How can the CEO be his own boss?”

According to the Millstein Center for Corporate Governance and Performance (Yale School of Management), “The independent chair curbs conflicts of interest, promotes oversight of risk, manages the relationship between the board and CEO, serves as a conduit for regular communication with shareowners, and is a logical next step in the development of an independent board.”

An NACD Blue Ribbon Commission on Directors’ Professionalism recommended that an independent director should be charged with “organizing the board’s evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises.”

A number of institutional investors said that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees’ Retirement System’s Global Principles of Accountable Corporate Governance recommends that a company’s board should be chaired by an independent director, as does the Council of Institutional Investors.

An independent director serving as chairman can help ensure the functioning of an effective board.

Please vote to enhance shareholder value:
Independent Board Chairman—Proposal 9

92 | AMERICAN EXPRESS COMPANY

SHAREHOLDER PROPOSALS
Item 9—Shareholder Proposal Relating to Independent Board Chairman

BOARD OF DIRECTORS STATEMENT IN OPPOSITION

The Board recommends a vote AGAINST this proposal because:

●	Our Board believes it is important to maintain the flexibility to choose the leadership structure that will best fit the company’s circumstances and board composition at a particular point in time and that mandating a set leadership structure regardless of the circumstances could impede the Board’s effectiveness.

●

Board leadership is currently provided through the combination of a unified Chairman and CEO, a clearly defined and significant Lead Independent Director, active committee chairs, and independent-minded, skilled and committed directors.

●	Our Board believes that this structure provides an appropriate framework for effective board oversight and best serves the interests of our shareholders at this time.

Our Board believes that any decision to separate the roles of Chairman and CEO should be within a board’s discretion and based on the specific circumstances of a corporation, the independence and capabilities of its directors, and the leadership provided by its CEO and Lead Independent Director. Our Board does not believe that separate roles for the Chairman and CEO should be mandated or that such a separation would, by itself, deliver additional benefit for shareholders.

Our Board regularly reviews its leadership structure to evaluate its effectiveness and believes that its current structure and governance provide effective challenge and oversight of management. While the proposal would allow the Board to phase in the policy for the next CEO transition, the Board does not believe that its discretion should be curtailed, and that it should be able to decide on the Board leadership structure that it believes is appropriate at that time.

●	We have a Lead Independent Director with significant responsibilities that are described in detail on page 26 of this proxy statement. We believe this role is robust and that Mr. Walter’s deep knowledge of our company, significant public company experience and ability to devote the time required to serve in this role make him well qualified to serve as our Lead Independent Director.

●	Our non-management directors meet frequently in executive sessions that are chaired by our Lead Independent Director with no members of management present. Non-management directors use these executive sessions to discuss matters of concern as well as any matter they deem appropriate, including evaluation of senior management, CEO and management succession, matters to be included on board agendas, board informational needs, board priorities and board effectiveness.

●	The chairs—and all members—of the Audit and Compliance, Nominating and Governance, Compensation and Benefits, and Risk Committees, are independent directors. These Board committee chairs shape the agenda and information presented to their committees. As a result, oversight of critical issues within the purview of these committees is entrusted to independent directors.

●	All directors have full access to all members of management and all employees on a confidential basis.

We believe that Mr. Chenault’s knowledge of the day-to-day operations of the company, perspective on competitive developments, understanding of shareholder interests, and relationships with customers, business partners, and employees allow him to provide effective leadership in his role as Chairman and CEO. Furthermore, a clearly defined and significant lead independent director role, independent key committee chairs, experienced and committed directors, and frequent executive sessions provide a framework for effective direction and oversight by the Board of Directors.

Our Board continues to believe that our current leadership structure has served our shareholders well and remains in our shareholders’ best interest. Our Board will continue to evaluate its leadership structure and make decisions in the future that it believes are at that time in the shareholders’ best interest.

ITEM 9 RECOMMENDATION: Our Board of Directors recommends that you vote AGAINST this proposal.

2016 PROXY STATEMENT | 93

STOCK OWNERSHIP INFORMATION

The table below shows how many American Express Company common shares certain individuals and entities beneficially owned on February 15, 2016. These individuals and entities include: (1) owners of more than 5 percent of our outstanding common shares; (2) our current directors and nominees; (3) the executive officers named in the Summary Compensation Table on page 60 (other than Mr. Gilligan), and (4) all current directors, nominees and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below. The “Number of Shares Owned” column does not include restricted stock units granted to executive officers or stock equivalent units (SEUs) owned by directors, since they are not beneficially owned under SEC rules. The SEUs credited to the directors’ accounts as of December 31, 2015 are shown in the last column in the table below.

	Number of Shares
	Owned		Right to Acquire	Percent of Class	Number of SEUs
Name	(2)		(3)	(%)	Owned by Director
Warren Buffett Berkshire Hathaway Inc. and subsidiaries 3555 Farnam Street Omaha, NE 68131	151,610,700	(1)	—	15.7%	NA
Charlene Barshefsky	20,134		—	*	53,735
Douglas E. Buckminster	57,982		350,114	*	NA
Ursula M. Burns(4)	20,000		—	*	61,564
Jeffrey C. Campbell	39,058		24,892	*	NA
Kenneth I. Chenault(5)	1,003,659		3,094,092	*	NA
Peter Chernin	18,300		—	*	31,099
Ralph de la Vega	—		—	*	—
Anne L. Lauvergeon	—		—	*	9,291
Michael O. Leavitt	—		—	*	3,346
Theodore J. Leonsis	20,000		—	*	16,979
Richard C. Levin	2,000		—	*	27,165
Samuel J. Palmisano	550		—	*	8,860
Laureen E. Seeger	—		—	*	NA
Stephen J. Squeri	207,468		143,473	*	NA
Daniel L. Vasella	—		—	*	12,745
Robert D. Walter	230,300		—	*	47.093
Ronald A. Williams	59,125		—	*	49,362

All current directors, nominees and executive officers (26 individuals)(6)	2,157,957		5,344,568	*	NA

*	Less than 1 percent.
(1)	Based on information contained in a report on Form 13F that Berkshire Hathaway Inc. (Berkshire) filed with the SEC, which contained information as of December 31, 2015, and information provided by Berkshire. Of the shares listed in the table, National Indemnity Co. and its subsidiaries beneficially owned 120,141,879 shares. National Indemnity Co. is a subsidiary of Berkshire. Mr. Buffett, Berkshire, and certain subsidiaries of Berkshire share voting and investment power over these shares. Based on information provided to the company, Mr. Buffett owned 33.0 percent of the aggregate voting power of the outstanding shares of Berkshire’s Class A Common Stock and Class B Common Stock. As a result of this ownership position in Berkshire, Mr. Buffett may be considered the beneficial owner of the shares that Berkshire beneficially owns.

94 | AMERICAN EXPRESS COMPANY

STOCK OWNERSHIP INFORMATION
Section 16(A) Beneficial Ownership Reporting Compliance

In 1995, we signed an agreement with Berkshire designed to ensure that Berkshire’s investment in our company will be passive. The agreement remains in effect as long as Berkshire owns 10 percent or more of our voting securities. Berkshire made similar commitments to the Board of Governors of the Federal Reserve System (Federal Reserve). Berkshire and its subsidiaries have also agreed to follow our Board’s recommendations in voting company common shares they own as long as Mr. Chenault is our chief executive officer and Berkshire owns 5 percent or more of our voting securities. With certain exceptions, Berkshire and its subsidiaries may not sell company common shares to any person who owns more than 5 percent of our voting securities or who attempts to change the control of the company.

(2)	This column includes shares held in Retirement Savings Plan (RSP) accounts on February 15, 2016, as follows:

Name	Number of Shares in Plan Accounts
K.I. Chenault	24,241
J.C. Campbell	—
L.E. Seeger	—
S.J. Squeri	115
D.E. Buckminster	12,683
All current executive officers	49,594

(3)	These are shares that the named individuals have the right to acquire within 60 days upon the exercise of stock options or the vesting of restricted stock units they hold.

(4)	Includes 5,519 shares held in family trusts in respect of which Ms. Burns holds voting and investment power.

(5)	Includes 126,690 shares held in family trusts in respect of which Mr. Chenault shares voting and investment power with a directed trustee.

(6)	On February 15, 2016, the current directors, nominees and executive officers beneficially owned 7,502,525 shares, or about 0.78 percent of our outstanding shares. No current director, nominee or executive officer beneficially owned more than 1 percent of our outstanding shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and beneficial owners of 10 percent or more of our common shares to file reports with the SEC. Based on our records and other information, we believe that all reports that were required to be filed under Section 16(a) during 2015 were timely filed.

2016 PROXY STATEMENT | 95

OTHER INFORMATION

ATTENDING THE ANNUAL MEETING OF SHAREHOLDERS AND WEBCAST

Admission

We do not require tickets for admission to the meeting but do limit attendance to shareholders on the record date or their proxy holders. Please bring proof of your common share ownership, such as a current brokerage statement, and photo identification. Only shareholders or their valid proxy holders may address the meeting. Please note that cameras, camcorders, videotaping equipment, and other recording devices, and large packages, banners, placards and signs will not be permitted in the meeting.

Street Name Holders

If your shares are held in a bank, brokerage or other institutional account, you are a beneficial owner of these shares but not the record holder. This is known as holding shares in “street name.” If you wish to vote these shares in person at the meeting, you must obtain a proxy from your bank, broker or other intermediary and bring it with you to hand in with your ballot.

Webcast

You can access a live audio webcast and a replay of the meeting on our investor website at http://ir.americanexpress.com.

VOTE CONFIRMATION

You may confirm your vote was cast in accordance with your instructions. Beginning April 18, 2016, and for up to two months after the annual meeting, you may confirm your vote beginning 24 hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com using your control number (included on your notice, on your proxy card, or in the instructions that accompanied your proxy materials) and receive confirmation on how your vote was cast. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker, and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

SOLICITATION OF PROXIES; EXPENSES

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2016 annual meeting including any adjournment or postponement of the meeting.

We will pay the expenses of soliciting proxies on behalf of the Board of Directors. Our directors, officers or employees may solicit proxies for us in person, or by mail, telephone, facsimile or electronic transmission. We have hired Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902, to help us distribute and solicit proxies. We will pay them $19,000 plus expenses for these services.

NOTICE OF BUSINESS TO COME BEFORE THE MEETING

We have not received notice of, and are not aware of, any business to come before the annual meeting other than the agenda items referred to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

96 | AMERICAN EXPRESS COMPANY

OTHER INFORMATION
2017 Annual Meeting of Shareholders Information

2017 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT

To be considered for inclusion in next year’s proxy statement, any shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received by our Secretary at our principal executive offices no later than November 22, 2016. Any such proposals must comply with all of the requirements of SEC Rule 14a-8.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR’S ANNUAL MEETING

Under our by-laws, shareholders must follow certain advance notice procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary at our principal executive offices. We must receive notice as follows:

●	If it is a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting, we must receive notice not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. Assuming that the 2016 Annual Meeting of Shareholders is held on schedule, we must receive notice pertaining to the 2016 Annual Meeting of Shareholders no earlier than January 2, 2017 and no later than February 1, 2017.

●	However, if we hold the 2016 Annual Meeting of Shareholders on a date that is not within 25 days before or after such anniversary date, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

●	If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Our by-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Any notice (other than a proposal pursuant to Rule 14a-8) that is received outside of the window specified above for proposed items of business will be considered untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934. The persons named in the proxy for the meeting may exercise their discretionary voting power with respect to all such matters, including voting against them. All director nominations and shareholder proposals, other than shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must comply with the requirements of the company’s by-laws. You may obtain a copy of the company’s by-laws at no cost from the company’s Secretary. The contact information for the company’s Secretary is on page 28.

ADDITIONAL VOTING INFORMATION

VOTING AT THE ANNUAL MEETING

Shares represented by valid proxies or voting instruction forms that are received on time will be voted as specified. If you sign and return your proxy card or voting instruction form but do not indicate specific choices, your shares will be voted as our Board recommends. The way you vote your shares prior to the meeting will not limit your right to change your vote at the meeting if you attend in person and vote by ballot.

2016 PROXY STATEMENT | 97

OTHER INFORMATION
Additional Voting Information

STREET NAME HOLDERS

If you hold shares in street name and you want to vote in person at the meeting, you must obtain a proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary through which you hold your shares for instructions on how to obtain a proxy.

RECORD DATE

You may vote all common shares that you owned as of the close of business on March 4, 2016, the record date for the meeting. On the record date, we had 958,345,387 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the meeting.

OWNERSHIP OF SHARES

You may own common shares in one or more of the following ways:

●	Directly in your name as the shareholder of record, including shares purchased through our transfer agent’s Computershare Investment Plan stock purchase plan or restricted stock awards issued to employees under our long-term incentive plans

●	Indirectly through a broker, bank or other intermediary in “street name”
●	Indirectly through the American Express Company Stock Fund of our Retirement Savings Plan (RSP) or the Employee Stock Ownership Plan of Amex Canada, Inc. and Amex Bank of Canada (ESOP)

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials or following the instructions in the notice you received.

Shares Held Under Plans

If you participate in the Computershare Investment Plan, which is the stock purchase plan administered by Computershare, the company’s transfer agent, your proxy includes the number of shares enrolled in that plan as well as any shares you have acquired through dividend reinvestment. If you participate in the RSP or ESOP, your proxy includes shares that the relevant plan has credited to your account.

To allow sufficient time for the RSP and the ESOP trustees to vote, the trustees must receive your voting instructions by 3:00 p.m. Eastern Time on Wednesday, April 27, 2016. If the trustees for the RSP and the ESOP do not receive your instructions by that date, the trustees will not vote your shares.

HOW TO CAST YOUR VOTE

You may vote common shares that you owned as of the close of business on March 4, 2016, which is the record date for the meeting. We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Please follow the instructions on your proxy card, voting instruction form or on the notice of internet availability of proxy materials that you received. If you submit your vote prior to the meeting, you may still attend and vote at the meeting.

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OTHER INFORMATION
Additional Voting Information

You may vote in the following ways:

By Telephone	You can vote by calling the number on your proxy card or voting instruction form or provided on the website listed on your notice.
By Internet	You can vote online at www.proxyvote.com.
By Mail	If you received written materials, you can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the envelope provided.
In Person	You can vote in person at the annual meeting. If you hold your shares in street name, you must obtain a proxy from the record holder to vote in person.

For telephone and internet voting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials. Telephone and online voting are available through 3:00 p.m. Eastern Time on Wednesday, April 27, 2016, for shares held in employee plans, and through 11:59 p.m. Eastern Time on Sunday, May 1, 2016, for all other shares.

CONFIDENTIAL VOTING

We maintain the confidentiality of the votes of individual shareholders. Your vote will not be disclosed unless the law requires disclosure, you authorize disclosure, or your vote is cast in a contested election. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments. In addition, the Inspectors of Election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

EFFECT OF NOT CASTING YOUR VOTE

If you hold your shares in street name, you must instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” item on this year’s annual meeting agenda is Item 2 (Ratification of the company’s independent registered public accounting firm).

If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, please return your voting instruction form or cast your instructions by telephone or the internet. Otherwise, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Item 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the items of business at the annual meeting.

REVOCATION OF PROXIES

You can revoke your proxy at any time before your shares are voted if you:

●	Submit a written revocation to our Secretary
●	Submit a later-dated proxy
●	Provide subsequent telephone or online voting instructions, or
●	Vote in person at the meeting

If you hold your shares in street name, please follow the directions provided to you by your bank, broker or other intermediary to change or revoke any voting instructions you have already provided.

2016 PROXY STATEMENT | 99

OTHER INFORMATION
Multiple Shareholders Sharing the Same Address

QUORUM AND REQUIRED VOTE

We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy. For the 2016 annual meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and New York State law:

Item	Vote Required	Do abstentions count as votes cast?		Is broker discretionary voting allowed?*
Election of directors	Approval of the majority of the votes cast	No		No
Ratification of appointment of independent registered public accounting firm	Approval of the majority of the votes cast	No		Yes
Advisory resolution to approve executive compensation**	Approval of the majority of the votes cast	No		No
Approval of American Express Company 2016 Incentive Compensation Plan	Approval of the majority of the votes cast	Yes	***	No
Shareholder proposals**	Approval of the majority of the votes cast	No		No

*

A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under Effect of Not Casting Your Vote, your broker may vote in its discretion only on Item 2, Ratification of appointment of the company’s independent registered public accounting firm.

**	Advisory/Non-binding

***	Under NYSE rules for shareholder approval of equity compensation plans, abstentions are counted as votes cast and will have the effect of votes cast against adoption of the 2016 Plan.

There are no cumulative voting rights. Abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the vote on any of the proposals.

If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

We are sending only one notice or one proxy statement and annual report to the address of multiple shareholders unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and reducing printing costs. If any shareholder residing at such an address wishes to receive an individual copy of the materials, or if you are receiving multiple copies of our proxy statement and annual report and would like to enroll in this service, please contact the company’s Secretary. The contact information for the company’s Secretary appears below.

AVAILABILITY OF FORM 10-K

If you would like a paper copy of our 2015 Form 10-K, excluding certain exhibits, please contact Carol V. Schwartz, Secretary, American Express Company, 200 Vesey Street, New York, New York 10285 or by telephone at 212-640-2000.

KENNETH I. CHENAULT
Chairman and Chief Executive Officer

* * * *

You can find the travel directions to our meeting on page 114 of this proxy statement. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by voting by telephone or by internet, or by completing, signing, dating, and returning your proxy or voting instruction form in the enclosed envelope.

100 | AMERICAN EXPRESS COMPANY

ANNEX A—INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

The tables below provide further information regarding adjusted amounts included in this proxy statement and reconciliations to GAAP measures. Operating expense represents salaries and employee benefits, professional services, occupancy and equipment, communications and other expenses.

REVENUE NET OF INTEREST EXPENSE ADJUSTED FOR FX, GLOBAL BUSINESS TRAVEL (GBT) AND CONCUR ($ IN MILLIONS)	2014	2015
GAAP Revenue Net of Interest Expense	$34,188	$32,818
Global Business Travel Revenue Net of Interest Expense*	$(741)
Q4’14 Gain on Sale of Concur Investment	$(719)
Revenue Net of Interest Expense Excluding GBT and Concur	$32,728	$32,818
FX** - Adjusted Revenue Net of Interest Expense Excluding
GBT and Concur	$31,539
YoY% Increase/(Decrease) in GAAP Revenue Net of Interest Expense		(4%	)
YoY% Increase/(Decrease) in Adjusted Revenue Net of Interest Expense
Excluding GBT and Concur		0%
YoY% Increase/(Decrease) in FX-Adjusted Revenue Net of Interest
Expense Excluding GBT and Concur		4%

ADJUSTED TOTAL OPERATING EXPENSE GROWTH ($ IN MILLIONS)	2014	2015
GAAP Total Operating Expenses	$12,184	$11,769
Restructuring Charges***	$(446)
Q4’15 Enterprise Growth Impairment & Other Charges ****		$(419)
Q2’14 Global Business Travel Transaction
Q2’14 GBT Transaction Gain	$626
Q2’14 GBT Transaction-related Costs	$(79)
AXP Foundation Contribution***	$(40)
GBT Operating Expenses*	$(668)
Adjusted Total Operating Expenses	$11,577	$11,350
YoY% Increase/(Decrease) in GAAP Total Operating Expenses		(3%	)
YoY% Increase/(Decrease) in Adjusted Total Operating Expenses		(2%	)

ADJUSTED DILUTED EPS		2015
GAAP Diluted EPS Attributable to Common Shareholders		$5.05
Q4’15 Enterprise Growth Impairment & Other Charges, After-tax****		$0.33
Adjusted Diluted EPS Attributable to Common Shareholders		$5.38

ADJUSTED RETURN ON EQUITY FOR ENTERPRISE GROWTH CHARGES ($ IN MILLIONS)		2015
GAAP Net Income for the twelve months ended December 31, 2015		$5,163
Q4’15 Enterprise Growth Impairment & Other Charges, After-tax****		$335
Adjusted Net Income Excluding Enterprise Growth Charges		$5,498
Average Shareholders’ Equity		$21,494
Return on Average Equity		24.0%
Adjusted Return on Average Equity Excluding Enterprise Growth Charges		25.6%

*	Represents operating performance of Global Business Travel as reported in H1’14. Does not include other Global Business Travel-related items, including equity earnings from the joint venture, transaction-related costs and impacts related to a transition services agreement that will phase out over time.

**	See footnote 4 on page 46 for an explanation of FX-adjusted information.

***	To the extent comparable categories of charges were recognized in periods other than the periods indicated above, they have not been excluded.

****	The Q4’14 Enterprise Growth charge was driven primarily by the impairment of goodwill and technology, plus some restructuring costs. To the extent comparable categories of charges were recognized in periods other than Q4’14, they have not been excluded.

2016 PROXY STATEMENT | 101

EXHIBIT A—AMERICAN EXPRESS COMPANY 2016 INCENTIVE COMPENSATION PLAN

1. PURPOSE.
The purpose of the 2016 Incentive Compensation Plan (the “Plan”) is to promote shareholder value and the future success of American Express Company (the “Company”) by providing appropriate retention and performance incentives to the employees of the Company and its Affiliates and certain other individuals who perform services for the Company and its Affiliates.

2. ADMINISTRATION.
(a) Administration. Except as otherwise specified herein, the Plan shall be administered solely by the Compensation and Benefits Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan. The Committee shall consist of no fewer than two directors (or such greater number as may be required for committees of the Board under the Company’s governing documents), each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision; (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision thereto, and the regulations thereunder (“Section 162(m)”); and (iii) a director meeting the independence requirements for compensation committee members under the rules and regulations of the New York Stock Exchange or such other principal securities market on which the Common Shares are traded (the “Exchange”). The Committee may delegate any of its powers and duties to appropriate officer(s) of the Company in accordance with guidelines established by the Committee from time to time.

(b) Authority. Subject only to Paragraph 4(g), the Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority to select the employees and other individuals to be granted awards under the Plan (“Awards”), to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, and to prescribe the form of the instruments embodying Awards made under the Plan.

The Committee has the power and authority to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States, and to adopt, to amend or to rescind rules, procedures or subplans relating to the operation and administration of the Plan in order to accommodate local laws, policies, customs, procedures or practices, and accounting, tax or other regulatory standards, or to facilitate the administration of the Plan, including, but not limited to, the authority to adopt, to amend or to rescind rules, procedures and subplans that limit or vary: the methods available to exercise Awards; the methods available to settle Awards; the methods available for the payment of income taxes, social insurance contributions and employment taxes; the procedures for withholding on Awards; and the use of stock certificates or other indicia of ownership. The Committee may also adopt rules, procedures or subplans applicable to particular Affiliates or locations.

The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c) Repricing Prohibited Absent Shareholder Approval. Notwithstanding any provision of the Plan, except for adjustments pursuant to Paragraph 15, the Committee shall not reprice, adjust or amend the exercise price of Stock Options or the exercise price of Stock Appreciation Rights previously awarded to any participant, whether through amendment, cancellation and replacement grant, or any other means, unless such action is approved by the shareholders of the Company. For purposes of the Plan, the term “reprice” shall mean: (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Stock Option or Stock Appreciation Right by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under

102 | AMERICAN EXPRESS COMPANY

United States generally accepted accounting principles; (iii) canceling a Stock Option or Stock Appreciation Right in exchange for another Stock Option, Stock Appreciation Right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of the Exchange. In addition, notwithstanding any other provision in the Plan to the contrary, a Stock Option may not be surrendered in consideration of or exchanged for cash, other Awards, or a new Stock Option having an exercise price below that of the Stock Option which was surrendered or exchanged, unless the exchange occurs in connection with a merger, acquisition, or similar transaction as set forth in Paragraph 15, or such action is approved by the shareholders of the Company. Any amendment or repeal of this Paragraph 2(c) shall require the approval of the shareholders of the Company.

(d) Delegation. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other action on behalf of the Committee with respect to Awards made or to be made to Plan participants, subject to the requirements of applicable law, including without limitation, Section 16 of the Exchange Act and Section 162(m). For purposes of the Plan, references to the Committee shall include any such person to whom the Committee has delegated its authority pursuant to this Paragraph 2(d).

(e) Indemnification. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by applicable law.

3. PARTICIPATION.
(a) Participants. Consistent with the purposes of the Plan, subject only to Paragraph 4(g), the Committee shall have exclusive power to select the employees and other individuals performing services for the Company and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion.

(b) Affiliates. Unless the Committee determines otherwise, as used herein, the term “Affiliate” means any entity in which the Company has a direct or indirect equity interest of 50 percent or more, as determined by the Committee in its discretion.

4. AWARDS UNDER THE PLAN.
(a) Types of Awards. Awards under the Plan may include one or more of the following types, either alone or in any combination thereof:

(i) “Stock Options”, which include “Nonqualified Stock Options” and “Incentive Stock Options” or combinations thereof, are rights to purchase common shares of the Company having a par value of $.20 per share and stock of any other class or company into which such shares may thereafter be changed (the “Common Shares”). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5.

(ii) “Stock Appreciation Rights” are rights to receive (without payment to the Company) cash, Common Shares, or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of a Common Share over the per share exercise price. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6.

(iii) Shares of “Restricted Stock” are Common Shares that are issued subject to certain restrictions pursuant to Paragraph 7.

(iv) “Restricted Stock Units” are Awards that are valued by reference to a Common Share, which value may be paid to the participant by delivery of cash, Common Shares, or property, or other forms of payment, or any combination thereof, as the Committee shall determine, and that are issued subject to certain restrictions pursuant to Paragraph 7.

(v) “Performance Grants” are Awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, or property, or other forms of payment, or any combination thereof, as determined by the Committee.

The Committee may also grant any other Award providing benefits similar to (i) through (v), subject to such terms, conditions and restrictions as it may determine necessary or appropriate to satisfy non-U.S. law or regulatory requirements or avoid adverse consequences under such requirements.

(b) Dividend Equivalents. Other than with respect to Stock Options or Stock Appreciation Rights, the Committee may choose, at the time of the grant of an Award or any time thereafter up to the time of the Award’s payment, to include or to exclude as part of such Award an entitlement to receive cash dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend

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EXHIBIT A–American Express Company 2016 Incentive Compensation Plan

equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such times as the Committee shall determine. All dividends or dividend equivalents, which are not paid currently, may, at the Committee’s discretion, be held in escrow and accrue interest or be reinvested into additional Common Shares subject to the same vesting or performance conditions as the underlying Award.

(c) Maximum Number of Shares that May Be Issued.

(i) Available Shares. Subject to adjustment as provided in Paragraph 15, the maximum number of Common Shares that may be issued under the Plan is 17,500,000. The maximum number of Common Shares that may be issued under the Plan pursuant to Incentive Stock Options may not exceed, in the aggregate, 17,500,000. Common Shares related to Awards issued under the Plan that are forfeited, canceled, expired or otherwise terminated without the issuance of Common Shares will again be available for issuance under the Plan. The following Common Shares, however, may not again be made available for grant in respect of Awards under the Plan: (A) Common Shares not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right, (B) Common Shares delivered to or withheld by the Company to pay the exercise price of or the withholding taxes with respect to an Award and (C) Common Shares repurchased on the open market with the proceeds from the payment of the exercise price of a Stock Option.

(ii) Assumed or Substituted Awards. Awards granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines, shall not reduce the maximum number of Common Shares that may be issued under the Plan or the maximum number of Common Shares authorized for grant to a participant in any calendar year described in Paragraph 4(d).

(iii) Share Counting. For purposes of counting shares against the share reserve under the Plan on the date of grant, Awards denominated solely in Common Shares (such as Stock Options and Restricted Stock) and other Awards that may be exercised for, settled in or convertible into Common Shares will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee.

(iv) Source of Shares. Common Shares issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares or any combination thereof.

(d) Maximum Individual Limits. Subject to adjustment as provided in Paragraph 15, (i) the number of Common Shares underlying all Stock Options and Stock Appreciation Rights that may be granted to any participant within any one calendar year shall be limited to 2,000,000, (ii) in any one calendar year, no participant may receive more than 1,000,000 shares of Restricted Stock or Common Shares provided through Restricted Stock Units (excluding any Restricted Stock or Restricted Stock Units issued in satisfaction of Performance Grants) and (iii) with respect to Performance Grants, in any one calendar year, no participant may be paid cash, Common Shares or other property or any combination of the foregoing (including without limitation Restricted Stock or Restricted Stock Units that may be issued in satisfaction of a Performance Grant) with a value (as determined by the Committee) in excess of $20 million. For purposes of the foregoing sentence, the calendar year or years in which amounts under Awards are deemed paid or received shall be as determined by the Committee and any deferral of Award settlement or payment permitted or required by the Committee pursuant to Paragraph 10 of the Plan shall be disregarded for purposes of the individual annual limits.

(e) Award Agreement. Unless otherwise determined by the Committee, each Award shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan, including a written agreement, contract, certificate or other instrument or document containing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically. Each Award and Award Agreement shall be subject to the terms and conditions of the Plan.

(f) FDIA Limitations and Recoupment Provisions. (i) Notwithstanding any other provision of the Plan to the contrary, any payments or benefits to an employee pursuant to the Plan, or otherwise, are subject to and conditioned upon their compliance with 12 USC Section 1828(k) and any regulations promulgated thereunder.

(ii) Notwithstanding anything in the Plan or in any Award to the contrary, the Company will be entitled to the extent required by applicable law (including, without limitation, Section 10D of the Exchange Act and any regulations promulgated with respect thereto) or Exchange listing conditions, in each case as in effect from time to time, to recoup compensation of whatever kind paid under the Plan by the Company at any time.

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EXHIBIT A–American Express Company 2016 Incentive Compensation Plan

(g) Non-Employee Director Awards. In respect of Awards granted to non-employee directors of the Company or its Affiliates, the Board has all the powers otherwise vested in the Committee by the terms of the Plan set forth herein, including the exclusive authority to select the non-employee directors to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each non-employee director selected, to modify the terms of any Award that has been granted to a non-employee director, to determine the time when Awards will be granted to non-employee directors and to prescribe the form of the instruments embodying Awards made under the Plan to non-employee directors. The aggregate maximum fair market value (determined on the Award grant date) of the Common Shares with respect to which Awards are granted under the Plan in any calendar year to any non-employee director in respect of services as a non-employee director shall not exceed $500,000.

(h) Exclusion from Minimum Vesting and Continued Employment Requirements. Awards granted under Paragraphs 5, 6, 7 and 8 of the Plan shall be subject to the minimum vesting period and continued employment or provision of service requirement specified for the Award by such Paragraph, as applicable, except that:

(i) up to a maximum of five percent (5%) of the maximum aggregate number of Common Shares that may be issued under the Plan pursuant to Paragraph 4(c) may be issued pursuant to Awards granted under Paragraphs 5, 6, 7 and 8 of the Plan without regard for any minimum exercisability or vesting period requirements set forth in such Paragraphs; and (ii) continued employment or provision of service for exercisability or vesting shall not be required as (A) the Committee may determine or permit otherwise in the event of death, disability, retirement or other termination of a participant, or, subject to Paragraph 16 of the Plan, in connection with a corporate transaction (which includes but is not limited to a divestiture, spin-off, split-off, asset transfer, outsourcing or joint venture formation) (each such event, a “Defined Event”), and (B) may be required or otherwise be deemed advisable by the Committee in connection with an Award granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

5. STOCK OPTIONS.
The Committee may grant Stock Options either alone or in conjunction with Stock Appreciation Rights at the time of grant. The Committee may grant Incentive Stock Options to any employee provided the terms of such grants comply with the provisions of Section 422 of the Code, or any successor provision, and the regulations thereunder, and that any ambiguities in construction shall be interpreted in order to effectuate that intent. Each Stock Option granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Common Shares issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine, including but not limited to such performance objectives described in Paragraph 9(a), as the Committee, in its discretion, shall establish:

(a) Exercise Price; Expiration Date. Except for Stock Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the Common Shares subject to such Stock Option on the date that the Stock Option is granted. The Committee in its discretion shall establish the expiration date of a Stock Option; provided that in no event shall the expiration date be later than ten years from the date of grant of the Stock Option.

(b) Fair Market Value. The “Fair Market Value” of a Common Share as of any specific date shall be the per Common Share closing price reported by the Exchange on such date, or, if there is no such reported closing price on such date, then the per Common Share closing price reported by the Exchange on the last previous day on which such closing price was reported, or such other value as determined by the Committee in accordance with applicable law. The fair market value of any property other than Common Shares shall be the market value of such property as determined by the Committee using such methods or procedures as it shall establish from time to time.

(c) Number of Common Shares. The Committee shall determine the number of Common Shares to be subject to each Stock Option. The number of Common Shares subject to an outstanding Stock Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Stock Option are used to calculate the cash, Common Shares, or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Stock Option.

(d) Minimum Vesting Period. Stock Options shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a “Defined Event” or (B) may be required or otherwise be deemed advisable by the Committee in connection with Stock Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company

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EXHIBIT A–American Express Company 2016 Incentive Compensation Plan

acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(e) Exercisability. The Stock Option shall not be exercisable:

(i) unless the Stock Option has vested; and

(ii) unless payment in full for the Common Shares being acquired thereunder at the time of exercise is made in such form as the Committee may determine in its discretion, including, but not limited to (A) cash, (B) Common Shares, (C) if permitted by the Committee, by authorizing a third party to sell, on behalf of the participant, the appropriate number of Common Shares otherwise issuable to the participant upon the exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (D) any combination thereof; and

(iii) unless the participant has been, at all times during the period beginning with the date of the grant of the Stock Option and ending on the date of such exercise, employed by (in the case of an Incentive Stock Option) or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Stock Option in a transaction to which Section 424(a) of the Code or any successor statutory provision thereto, is applicable, except that:

(A) in the case of any Nonqualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of the occurrence of a Defined Event, he may, during such period following the Defined Event as the Committee, in its discretion, may determine or permit, exercise the Nonqualified Stock Option as if he continued such employment or performance of service during such permitted period; and

(B) in the case of any Nonqualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Nonqualified Stock Option as if he continued such employment or performance of service; and

(C) in the event of the person's death, the Committee may provide a decedent’s executors, heirs or distributors a minimum period to exercise a Stock Option with respect to any shares as to which the decedent could have exercised the Stock Option at the time of his death, or such greater amount as the Committee may determine.

(f) To the extent that the aggregate fair market value (determined as of the date of grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Incentive Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

6. STOCK APPRECIATION RIGHTS.
The Committee may grant Stock Appreciation Rights either alone or in conjunction with Stock Options at the time of grant. Each Award of Stock Appreciation Rights granted under the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof or the attainment of performance objectives as the Committee may determine, including but not limited to such performance objectives described in Paragraph 9(a), as the Committee, in its discretion, may establish:

(a) Exercise Price; Expiration Date. Except for Stock Appreciation Rights granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, the exercise price shall be equal to or greater than the Fair Market Value of the Common Shares subject to such Stock Appreciation Right on the date that the Stock Appreciation Right is granted. A Stock Appreciation Right granted in conjunction with a Stock Option shall have a per-share exercise price not less than the exercise price of the Stock Option to which the Stock Appreciation Right is attached. The Committee in its discretion shall establish the expiration date of a Stock Appreciation Right; provided that in no event shall the expiration date be later than ten years from the date of grant of the Stock Appreciation Right.

(b) Number of Common Shares. The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the Common Shares received pursuant to exercise of a Stock Option attached to such Award of Stock Appreciation Rights.

(c) Minimum Vesting Period. The Award of Stock Appreciation Rights shall not vest for at least one year after the date of grant, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event or (B) may be required or otherwise be deemed advisable by the Committee in connection with Stock Appreciation Rights granted through

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the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(d) Exercisability. The Award of Stock Appreciation Rights shall not be exercisable:

(i) unless the Award of the Stock Appreciation Rights has vested or the Stock Option to which the Award of Stock Appreciation Rights is attached, if any has vested; and

(ii) unless the person exercising the Award of Stock Appreciation Rights has been at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that:

(A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of the occurrence of a Defined Event, he may, during such period following the Defined Event as the Committee, in its discretion, may determine or permit, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of service during such permitted period; and

(B) in the case of any Award of Stock Appreciation Rights, (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; and

(C) in the event of the person's death, the Committee may provide his executors, heirs or distributors a minimum period to exercise an Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights, or such greater amount as the Committee may determine.

(e) Exercise and Settlement. An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of Paragraph 6(d)(ii)(B)) to exercise such Award and to surrender unexercised the Stock Option to which the Stock Appreciation Right is attached (or any portion of such Stock Option) to the Company and to receive from the Company in exchange therefore, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one Common Share, at the date of such exercise, over the exercise price per share, times the number of shares subject to the Award or the Stock Option, or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash, property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate fair market value of the Common Shares it would otherwise be obligated to deliver.

(f) Deemed Exercise. An Award of Stock Appreciation Rights may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right (or of the related Stock Option), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof, as provided in Paragraph 6(e).

(g) No Fractional Shares. No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7. RESTRICTED STOCK; RESTRICTED STOCK UNITS.
Each Award of Restricted Stock or Restricted Stock Units under the Plan shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a) Number of Common Shares. The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Restricted Period. Restricted Stock Units and the Common Shares issued to a participant in accordance with the Award of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the “Restricted Period”). Any attempt to dispose of any such Restricted Stock Units or Common Shares in contravention of the foregoing restrictions shall be null and void and without effect.

(c) Restricted Stock. Common Shares issued to a participant in accordance with the Award of Restricted Stock may be issued in certificate form or through the entry of an uncertificated book position on the records of the Company’s transfer agent and registrar. The Company may impose

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appropriate restrictions on the transfer of such Common Shares which shall be evidenced in the manner permitted by law as determined by the Committee in its discretion.

(d) Vesting Conditions. The vesting of the Award of Restricted Stock or Restricted Stock Units may be conditioned upon the attainment of specific performance objectives as the Committee may determine, including but not limited to such performance objectives described in Paragraph 9(a).

(e) Minimum Vesting Periods. The Restricted Period shall be for a minimum of one year, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event or (B) may be required or otherwise be deemed advisable by the Committee in connection with Restricted Stock or Restricted Stock Units granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

(f) Shareholder Rights. Unless otherwise determined by the Committee in its discretion, prior to the expiration of the Restricted Period, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares, subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan.

8. PERFORMANCE GRANTS.
The Award of a Performance Grant to a participant will entitle the participant to receive an amount in cash, Common Shares or other property (including but not limited to other Awards) determined by the Committee if the terms and conditions specified herein and in the Award are satisfied. The Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish:

(a) Grant Terms. The Committee shall determine the value or the range of values of a Performance Grant to be awarded to each participant selected for an Award of a Performance Grant and the performance objectives (which may but need not include the performance objectives described in Paragraph 9(a)) upon which the vesting, payment or settlement of the Performance Grants is conditioned. Performance Grants may be issued in different classes or series having different names, terms and conditions.

(b) Minimum Vesting Periods. The vesting period (the “Award Period”) in respect of any Performance Grant shall be a period determined by the Committee. The Award Period shall be for a minimum of one year, except as (A) the Committee may determine or permit otherwise in the event of a Defined Event or (B) may be required or otherwise be deemed advisable by the Committee in connection with Performance Grants granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

9. QUALIFYING AWARDS.
The Committee may, in its sole discretion, grant an Award under the Plan to any key employee with the intent that such Award qualify as “performance-based compensation” under Section 162(m) (a “Qualifying Award”). The provisions of this Paragraph 9, as well as all other applicable provisions of the Plan not inconsistent with this Paragraph 9, shall apply to all Qualifying Awards granted under the Plan, and any ambiguities in construction shall be interpreted to effectuate that intent. Qualifying Awards shall be of the type set forth in Paragraph 9(a). However, nothing in this Plan shall be construed to require the Committee to grant any Qualifying Award and the Committee may, subject to the terms of the Plan, amend or take any other action with respect to previously granted Qualifying Awards in a way that disqualifies them as “performance-based compensation” under Section 162(m).

(a) Qualifying Awards may be issued as Performance Grants granted under Paragraph 8 or as any other Award whose vesting or payment is conditioned upon the achievement of the performance objectives described in this Paragraph 9(a). Amounts earned under such Awards shall be based upon the attainment of performance objectives established by the Committee in accordance with Section 162(m). Such performance objectives may vary by participant and by Award, and may be based upon the attainment of specific or per-share amounts of, or changes in, one or more, or a combination of two or more, of the following: revenue, revenue growth or product revenue growth; net income (before or after taxes); earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization) or earnings per share; shareholders’ equity or return on shareholders’ equity; assets, return on assets or net assets; capital or return on capital (including return on total capital or return on invested capital); book value or book value per share; economic value added models or equivalent metrics; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate

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overhead or incentive compensation); operating expenses or reengineering savings; operating margins, gross margins or cash margin; cash flow, cash flow per share (before or after dividends) or cash flow return on investment; stock price or TSR; market share; debt reduction; CCAR related capital ratios; credit metrics; or regulatory achievements. The Committee may provide that, in measuring the achievement of the performance objectives, an Award may include or exclude items such as realized investment gains and losses, extraordinary, unusual, non-recurring or infrequently recurring items, asset write-downs, effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve-strengthening and other non-operating items.

(b) The foregoing objectives may be applicable to the Company as a whole, one or more of its subsidiaries, divisions, business units or business lines, or any combination of the foregoing, and may be applied on an absolute basis or be relative to other companies, industries or indices (e.g., stock market indices) or be based upon any combination of the foregoing. In addition to the performance objectives, the Committee may also condition payment of any Qualifying Award upon the attainment of conditions, such as completion of a period of service, notwithstanding that the performance objective or objectives specified in such Award are satisfied. The Committee shall have the discretion, by participant and by Qualifying Award, to reduce (but not to increase) some or all of the amount that would otherwise be payable under such Award by reason of the satisfaction of the performance objectives set forth in such Award. In making any such determination, the Committee is authorized in its discretion to take into account any such factor or factors it determines are appropriate, including but not limited to Company, business unit and individual performance.

10. PAYMENT OF AWARDS.
The Committee may, in its discretion, settle any Award through the payment of cash, the delivery of Common Shares or property, the granting of Awards, or a combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such terms, rules and procedures as the Committee may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Share equivalents; provided, that the Committee shall not have any such authority to the extent that the grant or exercise of such authority would cause any tax to become due under Section 409A of the Code and the Treasury Regulations promulgated and other official guidance issued thereunder (collectively, “Section 409A”).

11. AMENDMENT OF THE PLAN OR AWARDS.
The Plan may be amended in whole or in part at any time and from time to time by the Board, and the terms of any outstanding Award under the Plan may be amended from time to time by the Committee (or Board as applicable) in its discretion in any manner that it deems necessary or appropriate; provided however, that no amendment may be made without shareholder approval if such amendment would (a) increase the number of shares available for grant specified in Paragraph 4(c) (other than pursuant to Paragraph 15); (b) decrease the minimum Stock Option exercise price set forth in Paragraph 5(a) (other than changes made pursuant to Paragraph 15); (c) reduce the minimum vesting or performance periods set forth in Paragraph 5(d) (i), 6(c), 7(e) or 8(b); (d) change the individual Award limits set forth in Paragraph 4(d) or 4(g) (other than pursuant to Paragraph 15); (e) amend or repeal the prohibitions against repricing or exchange set forth in Paragraph 2(c); or (f) in the absence of shareholder approval, adversely affect compliance of the Plan with applicable laws, rules and regulations. No such amendment shall adversely affect in a material manner any right of a participant under an Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/ benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a significant effect on the performance of the Company, or any subsidiary, Affiliate, division or department thereof, on the Plan or on any Award under the Plan. Any shareholder approval requirement under the Plan will be met if such approval is obtained in accordance with applicable law. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Award under the Plan shall be made in a manner as to ensure that an Award intended to be exempt from Section 409A will continue to be exempt from Section 409A or that the Award will comply with the requirements of Section 409A.

12. DISABILITY.
For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under the Company’s Long-Term Disability Benefit Plan, or, if the participant is not eligible for benefits under such plan, under any similar disability plan of the Company or an Affiliate in which he is a participant. If the

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participant is not eligible for benefits under any disability plan of the Company or an Affiliate, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under the Company’s Long-Term Disability Benefit Plan if he were eligible therefore. Notwithstanding the above, the Committee may determine a participant’s disability based upon any other criteria specified by the Committee. Notwithstanding the foregoing, to the extent required for exemption from or compliance with Section 409A, “disability” shall have the meaning set forth in Section 409A.

13. TERMINATION OF A PARTICIPANT.
For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with or the performance of services for the Company and its Affiliates; provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination; and provided further that to the extent required for exemption from or compliance with Section 409A, termination of employment shall mean a “separation from service” within the meaning of Section 409A.

14. RELATED EMPLOYMENT.
For the purposes of the Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate; provided that (a) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (b) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined and (c) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.

15. DILUTION AND OTHER ADJUSTMENTS.
(a) In the event of any change in the outstanding Common Shares of the Company by reason of any corporate transaction or change in corporate capitalization such as a stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, consolidation, subdivision or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, partial or complete liquidation of the Company or other extraordinary or unusual event, the Committee or Board, as applicable, shall make such adjustment in: (i) the class and aggregate number of Common Shares that may be delivered under the Plan as described in Paragraph 4(c) and the individual Award maximum limits under Paragraphs 4(d) and 4(g); (ii) the class, number and exercise price of outstanding Stock Options; (iii) the class, number and exercise price of outstanding Stock Appreciation Rights; and (iv) the class and number of shares subject to any other Awards granted under the Plan (provided that the number of shares of any class subject to Awards shall always be a whole number), as may be determined to be appropriate by the Committee or Board, as applicable, and such adjustments shall be final, conclusive and binding for all purposes of the Plan.

(b) In the event of any merger, consolidation or similar transaction as a result of which the holders of Common Shares receive consideration consisting exclusively of securities of the surviving entity (or the parent of the surviving entity) in such transaction, the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, adjust each Award outstanding on the date of such merger, consolidation or similar transaction so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Award would have received in such merger, consolidation or similar transaction.

(c) In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving the Company in which the holders of Common Shares receive securities and/or other property, including cash, other than shares of the surviving entity in such transaction (or the parent of such surviving entity), the Committee or Board, as applicable, shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to provide for the exchange of each Award (whether or not then exercisable or vested) for an Award with respect to (A) some or all of the property which a holder of the number of Common Shares subject to such Award would have received in such transaction or (B) securities of the acquirer or surviving entity (or parent of such acquirer or surviving entity) and, incident thereto, make an equitable adjustment as determined by the Committee or Board, as applicable, in the exercise price of the Award, or the number of shares or amount of property subject to the Award or provide for a payment (in cash or other property) to the participant to whom such Award was granted in partial

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consideration for the exchange of the Award; provided, however, that in the event that the acquirer does not agree to the assumption or substitution of Awards in the foregoing manner, the Committee shall, to the extent deemed appropriate by the Committee or Board, as applicable, have the power to cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the participant to whom such Award was granted an amount in cash, for each Common Share subject to such Award, equal to the value, as determined by the Committee or Board, as applicable, of such Award, provided that with respect to any outstanding Stock Option or Stock Appreciation Right such value shall be equal to the excess of (A) the value, as determined by the Committee or Board, as applicable, of the property (including cash) received by the holder of a Common Share as a result of such event over (B) the exercise price of such Stock Option or Stock Appreciation Right and that no change to the original timing of payment will be made to the extent it would result in a tax under Section 409A.

16. CHANGE IN CONTROL.
The Committee (or Board as applicable) may provide in the Award Agreement for provisions relating to a “change in control” of the Company (as such term is defined in the Award Agreement), including without limitation the acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award; provided that, in addition to any other conditions provided for in the Award Agreement:

(a) any acceleration of the exercisability, vesting or settlement of, or the lapse of restrictions or deemed satisfaction of performance objectives with respect to, an Award in connection with a change in control may occur only if (i) the change in control occurs and (ii) either (A) the employment of the participant is terminated (as set forth in the Award Agreement) (i.e., “double-trigger”) or (B) the acquirer does not agree to the assumption or substitution of outstanding Awards;

(b) with respect to any Award granted under the Plan that is earned or vested based upon achievement of performance objectives (included but not limited to Performance Grants), any amount deemed earned or vested in connection with a change in control or associated termination of employment shall be based upon the degree of performance attainment and/or the period of time elapsed in the performance period as of the applicable date; and

(c) with respect to any Award that constitutes a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code and provides for an accelerated payment in connection with a change in control (whether or not in conjunction with a termination of employment), “change in control” shall mean a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation” within the meaning of Section 409A for purposes of such accelerated payment provision.

17. DESIGNATION OF BENEFICIARY BY PARTICIPANT.
A participant may designate a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death in a manner determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant’s beneficiary, such payment will be made to the legal representatives of the participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.

18. MISCELLANEOUS PROVISIONS.
(a) No loans from the Company or any Affiliate to a participant shall be permitted in connection with the Plan.

(b) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for any reason is specifically reserved.

(c) (i) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions

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and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him or the entry on his behalf of an uncertificated book position on the records of the Company’s transfer agent and registrar for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such book entry is made or a stock certificate or other instrument of ownership, if any, is issued.

(d) An Award and a participant’s rights and interest under the Award, may not be sold, assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that the Committee may allow a participant to assign or transfer without consideration an Award to one or more members of his immediate family, to a partnership of which the only partners are the participant or members of the participant’s immediate family, to a trust established by the participant for the exclusive benefit of the participant or one or more members of his immediate family or pursuant to a domestic relations order (as defined in the Code).

(e) No Common Shares, property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any Common Shares to be issued hereunder or to effect similar compliance under any state or local laws.

(f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan the federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. In accordance with rules and procedures established by the Committee, the required withholding obligations may be settled with Common Shares, including Common Shares that are part of the Award that gives rise to the withholding requirement (up to the participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact). It shall be a condition to the obligation of the Company to issue Common Shares, property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, property, or other forms of payment, that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

(g) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and the rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(h) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

(i) Although the Company may structure an Award to qualify for favorable federal, state, local or foreign tax treatment, or to avoid adverse tax treatment, no person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment or guarantee that any intended tax treatment will be applicable with respect to any Award under the Plan, or that such tax treatment will apply to or be available to a participant or his or her beneficiary. Furthermore, the existence of an Award shall not

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affect the right or power of the Company or its shareholders to take any corporate action, regardless of the potential effect of such action on the tax treatment of an Award under the Plan.

(j) Unless the context indicates otherwise, references to “Paragraphs” in the Plan refer to Paragraphs of the Plan.

(k) In the Plan, the use of the masculine pronoun shall include the feminine and the use of the singular shall include the plural, as appropriate.

(l) Headings of Paragraphs herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan.

(m) If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (i) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid or enforceable and as so limited shall remain in full force and effect, and (ii) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.

(n) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.

(o) The Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A (and thus avoid the imposition of any tax under Section 409A) and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A and the American Express Section 409A Compliance Policy, as amended from time to time, and any successor policy thereto, except as otherwise determined by the Committee. Unless the Committee determines otherwise, any provision of the Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail exemption from or compliance with Section 409A shall be amended to comply with Section 409A on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A.

19. PLAN TERMINATION.
The Plan may be suspended in whole or in part at any time and from time to time by the Board. This Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 20. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

20. SHAREHOLDER ADOPTION.
The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or about May 2, 2016, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

2016 PROXY STATEMENT | 113

LOCATION OF THE 2016 ANNUAL MEETING

Our world headquarters is the site of the 2016 Annual Meeting of Shareholders. We are located at 200 Vesey Street on the west side of Lower Manhattan in Brookfield Place (formerly known as the World Financial Center).

By subway
Take any of these subway lines: the A, C, E, R or the 1, 2, 3, 4 or 5 trains. All of these trains stop near Brookfield Place. Brookfield Place is located across the Westside Highway (also known as West Street) on the Hudson River. Our building is on the north side of the Winter Garden in Brookfield Place.

By car or taxi
Take the Westside Highway in Lower Manhattan. Enter Brookfield Place by turning west on either Murray Street or Vesey Street. Go to the main entrance of our building located at the corner of Vesey Street and the Westside Highway.

If you need special assistance at the annual meeting, please contact Carol V. Schwartz, our Secretary, by telephone at 212-640-2000, by email at corporatesecretarysoffice@aexp.com or by writing to her at the company’s headquarters at 200 Vesey Street, New York, New York 10285.

114 | AMERICAN EXPRESS COMPANY

SECURITY
COMMITMENT
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INTEGRITY
COMMITMENT
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INTEGRITY
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COMMITMENT
SERVICE
SERVICE
INTEGRITY SECURITY
SECURITY
RESPECT
INTEGRITY
TRUST
RESPECT
TRUST SECURITY
SERVICE
SECURITY
COMMITMENT
RESPECT
TEAMWORK
TRUST
SERVICE
TEAMWORK
INTEGRITY
INTEGRITY
INTEGRITY
RESPECT SECURITY
COMMITMENT
RESPECT
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INTEGRITY

200 VESEY STREET
NEW YORK, NY 10285

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:00 P.M. Eastern Time on April 27, 2016 (for holders in employee benefit plans), or up until 11:59 P.M. Eastern Time on May 1, 2016 (for all other shareholders). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 3:00 P.M. Eastern Time on April 27, 2016 (for holders in employee benefit plans), or until 11:59 P.M. Eastern Time on May 1, 2016 (for all other shareholders). Have your proxy card in hand when you call and then follow the instructions. Toll free in the U.S. and Canada.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 2, 2016 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX .. Vote Confirmation is available 24 hours after your vote is received beginning April 18, 2016, with the final vote tabulation remaining available through July 2, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E01249-P74758	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN EXPRESS COMPANY

Vote on Directors The Board of Directors recommends that you vote FOR each director nominee (please mark your vote for each director separately):

1.	Election of directors proposed by our Board of Directors for a term of one year.		For	Against	Abstain

	1a.	Charlene Barshefsky	☐	☐	☐

	1b.	Ursula M. Burns	☐	☐	☐

	1c.	Kenneth I. Chenault	☐	☐	☐

	1d.	Peter Chernin	☐	☐	☐

	1e.	Ralph de la Vega	☐	☐	☐

	1f.	Anne L. Lauvergeon	☐	☐	☐

	1g.	Michael O. Leavitt	☐	☐	☐

	1h.	Theodore J. Leonsis	☐	☐	☐

	1i.	Richard C. Levin	☐	☐	☐

	1j.	Samuel J. Palmisano	☐	☐	☐

	1k.	Daniel L. Vasella	☐	☐	☐

	1l.	Robert D. Walter	☐	☐	☐

	1m.	Ronald A. Williams	☐	☐	☐

Vote on Proposals

The Board of Directors recommends that you vote FOR the following proposals:		For	Against	Abstain

2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2016.	☐	☐	☐

3.	Advisory resolution to approve executive compensation.	☐	☐	☐

4.	Approval of the American Express Company 2016 Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends that you vote AGAINST the following proposals:		For	Against	Abstain

5.	Shareholder proposal relating to annual disclosure of EEO-1 data.	☐	☐	☐

6.	Shareholder proposal relating to report on privacy, data security and government requests.	☐	☐	☐

7.	Shareholder proposal relating to action by written consent.	☐	☐	☐

8.	Shareholder proposal relating to lobbying disclosure.	☐	☐	☐

9.	Shareholder proposal relating to independent board chairman.	☐	☐	☐

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Signed proxies returned without specific voting instructions as to any director or item will be voted as the Board of Directors recommends.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Notice to employees participating in the American Express Retirement Savings Plan ("RSP")
or the Employee Stock Ownership Plan of Amex Canada, Inc. and Amex Bank of Canada ("ESOP").

Your voting instructions must be received on or before 3:00 P.M. Eastern Time,
April 27, 2016, by Broadridge, which is acting on behalf of the Trustees of the RSP and ESOP.
If your voting instructions are not received by 3:00 P.M. Eastern Time, April 27, 2016, the Trustees of the RSP and the ESOP will not vote the shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com.

E01250-P74758

AMERICAN EXPRESS COMPANY
Proxy for the Annual Meeting of Shareholders
on Monday, May 2, 2016
 Solicited on behalf of the Board of Directors

The undersigned hereby appoints Jeffrey Campbell, Laureen Seeger, Carol V. Schwartz, and Richard Starr, or any of them, proxies or proxy, with full power of substitution, to vote all common shares of American Express Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company’s headquarters at 200 Vesey Street, New York, NY 10285, on Monday, May 2, 2016 at 9:00 A.M., Eastern Time, and at any adjournment(s) or postponement(s) of the Meeting, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the Proxy Statement, and in their discretion upon any matter that may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting. The undersigned hereby revokes any proxies submitted previously.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions by Internet or by telephone. Follow the instructions on the reverse side of this card.

If you choose to submit your voting instructions by mail: Mark, sign, and date this proxy card on the reverse side and return it promptly in the envelope provided. You do not need to mark any boxes if you wish to vote as the Board of Directors recommends.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Please sign and date on the reverse side)